UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-07064

Exact name of registrant as specified in charter:	The Target Portfolio Trust

Address of principal executive offices:	655 Broad Street, 17th Floor Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs 655 Broad Street, 17th Floor Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	7/31/2018

Date of reporting period:	7/31/2018

Item 1 – Reports to Stockholders

PGIM CORPORATE BOND FUND

(formerly known as Prudential Corporate Bond Fund)

ANNUAL REPORT

JULY 31, 2018

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: High current income consistent with the preservation of principal

Highlights

PGIM CORPORATE BOND FUND

•

Security selection in investment-grade corporate bonds was the largest contributor to performance, highlighted by the Fund’s position in the banking, upstream energy, and media & entertainment sectors.

•	An overweight in commercial mortgage-backed securities (CMBS) also added to performance.

•	An underweight to, and security selection in, emerging markets as well as an overweight to, and security selection in, municipals hurt performance over the period.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2018 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM Corporate Bond Fund	3

This Page Intentionally Left Blank

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Corporate Bond Fund informative and useful. The report covers performance for the 12-month period that ended July 31, 2018.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds were renamed PGIM Funds. This renaming is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name has changed. Your Fund’s management and operation, along with its symbols, remained the same.*

Over the reporting period, the global economy continued to grow, and central banks gradually tightened monetary policy. In the US, the economy expanded and employment increased. In June, the Federal Reserve hiked interest rates for the seventh time since 2015, based on confidence in the economy.

Equity returns were strong, due to optimistic earnings expectations and investor sentiment. Global equities, including emerging markets, generally posted positive returns. However, they trailed the performance of US equities, which rose on higher corporate profits, new regulatory policies, and tax reform benefits. Volatility spiked briefly in the middle of the period on inflation concerns, rising interest rates, and a potential global trade war, but it decreased as the period ended.

The overall bond market declined modestly during the period, as measured by the Bloomberg Barclays US Aggregate Bond Index. The best performance came from higher-yielding, economically sensitive sectors. Although they finished the period with negative returns, US investment-grade corporate bonds outperformed US government nominal bonds. A major trend during the period was the flattening of the US Treasury yield curve, which increased the yield on fixed income investments with shorter maturities and made them more attractive to investors.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Corporate Bond Fund

September 14, 2018

*The Prudential Day One Funds did not change their names.

PGIM Corporate Bond Fund	5

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/18 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–5.94	N/A	N/A	1.11 (5/28/15)
Class C	–3.12	N/A	N/A	1.77 (5/28/15)
Class R	–1.67	N/A	N/A	2.27 (5/28/15)
Class Z	–1.18	3.29	4.88	—
Class R6*	–1.18	N/A	N/A	2.77 (5/28/15)
Bloomberg Barclays US Credit Bond Index
	–0.66	3.37	5.29	—
Lipper Corporate Debt BBB-Rated Funds Average
	–0.83	3.23	5.15	—

	Average Annual Total Returns as of 7/31/18 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–1.51	N/A	N/A	2.58 (5/28/15)
Class C	–2.16	N/A	N/A	1.77 (5/28/15)
Class R	–1.67	N/A	N/A	2.27 (5/28/15)
Class Z	–1.18	3.29	4.88	—
Class R6*	–1.18	N/A	N/A	2.77 (5/28/15)
Bloomberg Barclays US Credit Bond Index
	–0.66	3.37	5.29	—
Lipper Corporate Debt BBB-Rated Funds Average
	–0.83	3.23	5.15	—

* Formerly known as Class Q

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg Barclays US Credit Bond Index by portraying the initial account values at the beginning of the 10-year period (July 31, 2008) and the account values at the end of the current fiscal year (July 31, 2018), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for Class A, Class C, Class R, and Class R6* shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

*Formerly known as Class Q

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to the class’ inception date.

PGIM Corporate Bond Fund	7

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described in the table below.

	Class A	Class C	Class R	Class Z	Class R6*
Maximum initial sales charge	4.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	0.75% (0.50% currently)	None	None

Benchmark Definitions

Bloomberg Barclays US Credit Bond Index—The Bloomberg Barclays US Credit Bond Index measures the performance of investment-grade corporate debt and agency bonds that are dollar denominated and have a remaining maturity greater than one year. The average annual total returns for the Index measured from the month-end closest to the inception date of the Fund’s Class A, Class C, Class R, and Class R6* shares through 7/31/18 is 2.37%.

Lipper Corporate Debt BBB-Rated Funds Average—The Lipper Corporate Debt BBB-Rated Funds invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. The average annual total returns for the Average measured from the month-end closest to the inception date of the Fund’s Class A, Class C, Class R, and Class R6* shares through 7/31/18 is 2.16%.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

*Formerly known as Class Q

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Distributions and Yields as of 7/31/18
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield** (%)	SEC 30-Day Unsubsidized Yield*** (%)
Class A	0.34	3.21	3.95
Class C	0.26	2.61	0.68
Class R	0.32	3.10	–58.79
Class Z	0.37	3.61	3.06
Class R6*	0.37	3.59	–85.69

*Formerly known as class Q

**SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements).

***SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses.

Credit Quality expressed as a percentage of total investments as of 7/31/18 (%)
AAA	7.4
AA	9.2
A	27.2
BBB	53.4
BB	1.9
Cash/Cash Equivalents	0.9
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

PGIM Corporate Bond Fund	9

Strategy and Performance Overview

How did the Fund perform?

The PGIM Corporate Bond Fund’s Class Z shares declined 1.18% for the 12-month reporting period that ended July 31, 2018, underperforming the 0.66% decline of the Bloomberg Barclays US Credit Bond Index (the Index) and the 0.83% decline of the Lipper Corporate Debt BBB-Rated Funds Average.

What were market conditions?

•

2017 was not expected to be a good year for bonds. There was so much for the bond market to fear. European and Japanese interest rates had risen as the European Central Bank (ECB) and Bank of Japan (BoJ) began their respective stylized tapering. The U.S. had its Republican sweep, bringing with it expectations for pro-cyclical fiscal stimuli and upside risks for Federal Reserve (Fed) rate hikes. All said, this confluence of events was expected to finally torpedo the decades-old bond bull market.

•

While European political fears turned out to be a bit overblown, all of the other fears were more or less grounded. The ECB and BoJ continued to reduce their purchases, fiscal stimulus in the U.S. was on the way, and the world’s economy generally continued to improve. But thanks to positive yield curves lending a little yield and roll-down advantage relative to cash, coupled with a little more spread tightening (i.e., narrower spreads between yields on U.S. Treasuries versus other types of bonds with comparable maturities), 2017 confounded many of the initial expectations and turned out to be yet another solid year for fixed income. Broad benchmarks generally outperformed cash and, as many expected, the higher-yielding sectors turned in particularly impressive performances.

•

The markets struggled at the end of the period as the fears on the trade and political fronts that emerged early in 2018 were realized in the second quarter to varying degrees, while the long shadow of quantitative tightening continued to stretch across the markets. The trade conflicts started getting uneasy at the G20 but then became real as U.S. barbs were met with tit-for-tat measures, which PGIM Fixed Income believes are at risk of intensifying during the third quarter of this year and beyond. (The G20, or Group of Twenty, is an international forum for governments representing 19 of the world’s largest economies and the European Union.) The results from the elections in Italy in the first quarter of 2018 transformed into a market nightmare in the second quarter as renegade parties entered a coalition with a platform that appeared to jeopardize Italy’s finances and its relationship with Europe. Meanwhile, emerging market developments, including elections in Turkey and Mexico, raised concerns about the potential rise in policy heterodoxy. Over the first half of 2018, these concerns fueled a continued widening of spreads from the tight spreads in the first quarter, which may have gotten a bit ahead of fundamentals.

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•

Corporate fixed income markets, as represented by the Bloomberg Barclays US Credit Bond Index, posted a return of -0.66%, resulting in an excess return to U.S. Treasuries of 79 basis points (bps). (One basis point equals 0.01%.) Within the Index, industrials outpaced financials and utilities over the reporting period, albeit all posted negative total returns. Metals & mining, energy, and telecom were among the strongest sectors over the period, while cable & satellite, finance companies, and capital goods were among the largest underperformers.

•

As the period came to a close, spreads remained tight due to light bond supply, strong gross domestic product (GDP) growth, and higher U.S. Treasury yields. At the end of July, total supply tapered off to $62 billion, down 45% year over year. Year-to-date (YTD) issuance has been approximately $725 billion, about $61 billion less than July 2017 YTD issuance.

•

Demand for new deals was robust. Average demand for new deals was 3.1 times the size of the transaction. With 81% of the companies in the S&P 500 Index having reported earnings, 74% topped revenue estimates and 80% topped earnings estimates. The revenue growth estimate for the second quarter of 2018 is 9.8%, and earnings are expected to increase 21.3% from the first quarter of 2017.

What worked?

•

Security selection in investment-grade corporate bonds was the largest contributor to performance, highlighted by the Fund’s positioning in the banking, upstream energy, and media & entertainment sectors.

•

In individual security selection, the Fund benefited from overweights in Puget Holdings (electric utilities) and Bank of America (banking). An underweight to General Electric (capital goods) also added value.

•	An overweight in commercial mortgage-backed securities (CMBS) added to performance for the 12-month period.

What didn’t work?

•	An underweight to, and security selection in, emerging markets as well as an overweight to, and security selection in, municipals hurt performance over the period.

•	The Fund’s positioning in the property & casualty insurance, revenue education municipal, and retailers & restaurants sectors detracted from performance.

•	In individual security selection, the Fund’s overweights in Goldman Sachs (banking), Ford Motor Company (automotive), and Johnson Controls International (capital goods) limited results.

PGIM Corporate Bond Fund	11

Strategy and Performance Overview (continued)

Did the Fund use derivatives and how did they affect performance?

•

The Fund’s investment strategy does not rely heavily on derivative strategies, although it does employ Treasury futures on a limited basis. Treasury futures are used to manage the Fund’s interest rate risk, which is more efficient than managing interest rate risk through the purchase and sale of cash corporate bonds. This derivative strategy detracted modestly from performance for the period.

Current outlook

•

Despite sustained volatility in global markets, the global economic climate still supports U.S. corporate bonds. Credit fundamentals in the second quarter of 2018 showed an improvement in leverage metrics, with a slowdown in debt growth and an increase in free cash flow and profit margins year over year. We remain optimistic that spreads will tighten modestly given strong investor demand and improving fundamentals.

•

Although it’s a generally favorable environment for corporates, market risks remain. The Federal Reserve (the Fed) is expected to hike the federal funds rate two more times this year. Trump administration initiatives—infrastructure spending, tax cuts, and reduced regulation—may lend support to the business sector, while the recent imposition of tariffs adds uncertainty. The market will continue to monitor the administration’s policies, the impact of tightening Fed policy, global negative interest rate policies (NIRP), global central bank policies and their effectiveness, crude/commodity prices, U.S. economic data, the pace of the weakening yuan, adjustments in China policies, and new issue supply.

•

As we enter the later stage of the credit cycle, PGIM Fixed Income continues to favor better-quality financials and electric utilities over industrials subject to event risk. Within industrials, PGIM Fixed Income is focusing on names where an “event” has passed, as higher-quality corporates continue to lever up, and mergers and acquisitions (M&A) activity remains a concern. PGIM Fixed Income remains overweight in BBB-rated issuers due to a steep spread curve.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended July 31, 2018. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the

PGIM Corporate Bond Fund	13

Fees and Expenses (continued)

period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Corporate Bond Fund		Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$979.20	0.80%	$3.93
	Hypothetical	$1,000.00	$1,020.83	0.80%	$4.01
Class C	Actual	$1,000.00	$975.50	1.55%	$7.59
	Hypothetical	$1,000.00	$1,017.11	1.55%	$7.75
Class R	Actual	$1,000.00	$977.90	1.05%	$5.15
	Hypothetical	$1,000.00	$1,019.59	1.05%	$5.26
Class Z	Actual	$1,000.00	$980.30	0.55%	$2.70
	Hypothetical	$1,000.00	$1,022.07	0.55%	$2.76
Class R6**	Actual	$1,000.00	$980.30	0.55%	$2.70
	Hypothetical	$1,000.00	$1,022.07	0.55%	$2.76

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2018, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**Formerly known as Class Q shares.

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Schedule of Investments

as of July 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS 98.0%

COMMERCIAL MORTGAGE-BACKED SECURITIES 4.9%
CCUBS Commercial Mortgage Trust, Series 2017-C1, Class A3	3.283%	11/15/50	250	$239,088
Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class A3	3.050	04/10/49	250	239,253
DBJPM Mortgage Trust, Series 2017-C6, Class A3	3.269	06/10/50	100	98,182
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2017-JP6, Class A4	3.224	07/15/50	100	95,950
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C29, Class A3	3.058	05/15/49	200	191,718
Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A3	3.317	10/15/50	200	192,303

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $1,112,192)				1,056,494

CORPORATE BONDS 91.7%

Aerospace & Defense 1.5%
Arconic, Inc., Sr. Unsec’d. Notes	6.150	08/15/20	120	124,200
General Dynamics Corp., Gtd. Notes	2.875	05/11/20	195	194,727

				318,927

Agriculture 1.4%
BAT International Finance PLC (United Kingdom), Gtd. Notes, 144A	3.250	06/07/22	305	298,852

Airlines 0.6%
Delta Air Lines, Inc., Sr. Unsec’d. Notes	2.875	03/13/20	130	128,931

Auto Manufacturers 2.7%
Ford Motor Co., Sr. Unsec’d. Notes	5.291	12/08/46	160	147,805
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.979	08/03/22	200	191,814
General Motors Financial Co., Inc., Gtd. Notes	3.200	07/06/21	75	73,939

See Notes to Financial Statements.

PGIM Corporate Bond Fund	15

Schedule of Investments (continued)

as of July 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Auto Manufacturers (cont’d.)
General Motors Financial Co., Inc., (cont’d.)
Gtd. Notes	3.550%		04/09/21	30	$29,947
Gtd. Notes	4.000		01/15/25	150	146,342

					589,847

Auto Parts & Equipment 0.5%
ZF North America Capital, Inc. (Germany), Gtd. Notes, 144A	4.500		04/29/22	100	101,735

Banks 19.2%
Bank of America Corp.,
Jr. Sub. Notes	5.125		12/29/49	250	253,915
Series L, Sr. Unsec’d. Notes, MTN	2.600		01/15/19	37	37,003
Sr. Unsec’d. Notes	3.419		12/20/28	263	247,333
Sr. Unsec’d. Notes, MTN	3.550		03/05/24	195	193,086
Sr. Unsec’d. Notes, MTN	4.443		01/20/48	130	130,274
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes	3.650		03/16/25	200	189,026
Capital One Financial Corp., Sr. Unsec’d. Notes	3.300		10/30/24	100	95,182
Citigroup, Inc.,
Sr. Unsec’d. Notes	3.200		10/21/26	150	140,386
Sub. Notes	4.600		03/09/26	300	301,815
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes	3.800		06/09/23	265	262,817
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes	3.950		02/27/23	100	96,758
Sr. Unsec’d. Notes, GMTN	3.375		05/12/21	80	78,043
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes, MTN	4.800		07/08/44	150	154,668
Sub. Notes	5.150		05/22/45	150	155,480
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%	5.809	(c)	12/29/49	200	200,880
Sr. Unsec’d. Notes	3.200		06/15/26	390	370,609
Sr. Unsec’d. Notes	3.882		07/24/38	95	89,025
Sr. Unsec’d. Notes	3.964		11/15/48	145	133,720
Morgan Stanley,
Jr. Sub. Notes, Series H, MTN	5.450		07/29/49	250	253,750
Sr. Unsec’d. Notes, GMTN	3.875		01/27/26	300	296,302

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Banks (cont’d.)
Morgan Stanley, (cont’d.)
Sr. Unsec’d. Notes, MTN	3.971%	07/22/38	235	$221,337
Santander UK Group Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	3.373	01/05/24	200	193,179
UBS Group Funding Switzerland AG (Switzerland), Gtd. Notes, 144A	4.125	04/15/26	90	89,783

				4,184,371

Beverages 2.4%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	3.500	01/12/24	200	199,298
Keurig Dr. Pepper, Inc.,
Gtd. Notes, 144A	3.551	05/25/21	140	140,460
Gtd. Notes, 144A	4.057	05/25/23	180	180,946

				520,704

Biotechnology 1.1%
Amgen, Inc., Sr. Unsec’d. Notes	2.650	05/11/22	160	155,504
Celgene Corp., Sr. Unsec’d. Notes	4.625	05/15/44	100	95,653

				251,157

Building Materials 0.3%
Johnson Controls International PLC, Sr. Unsec’d. Notes	4.950	07/02/64	75	70,689

Chemicals 1.2%
Celanese US Holdings LLC, Gtd. Notes	4.625	11/15/22	50	51,231
Eastman Chemical Co., Sr. Unsec’d. Notes	3.600	08/15/22	49	48,950
LyondellBasell Industries NV, Sr. Unsec’d. Notes	4.625	02/26/55	150	140,278
Mosaic Co. (The), Sr. Unsec’d. Notes	5.625	11/15/43	20	20,112

				260,571

See Notes to Financial Statements.

PGIM Corporate Bond Fund	17

Schedule of Investments (continued)

as of July 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Commercial Services 1.1%
California Institute of Technology, Sr. Unsec’d. Notes	4.700%	11/01/2111	50	$52,110
Equifax, Inc., Sr. Unsec’d. Notes	2.300	06/01/21	10	9,628
Total System Services, Inc., Sr. Unsec’d. Notes	3.800	04/01/21	100	100,460
University of Notre Dame du Lac, Unsec’d. Notes	3.394	02/15/48	75	69,343

				231,541

Computers 1.2%
Apple, Inc., Sr. Unsec’d. Notes	4.650	02/23/46	100	109,110
Dell International LLC/EMC Corp., Sr. Sec’d. Notes, 144A	3.480	06/01/19	160	160,523

				269,633

Diversified Financial Services 0.4%
Discover Financial Services, Sr. Unsec’d. Notes	3.750	03/04/25	100	95,744

Electric 10.7%
Commonwealth Edison Co., First Mortgage	4.700	01/15/44	100	108,219
Dominion Energy, Inc., Jr. Sub. Notes	2.579	07/01/20	135	133,043
DTE Electric Co., General Ref. Mortgage	3.950	06/15/42	75	72,145
Duke Energy Progress LLC, First Mortgage	4.150	12/01/44	200	200,871
Entergy Corp., Sr. Unsec’d. Notes	2.950	09/01/26	100	91,687
Entergy Mississippi, Inc., First Mortgage	2.850	06/01/28	40	36,560
Eversource Energy, Series K, Sr. Unsec’d. Notes	2.750	03/15/22	95	92,516
FirstEnergy Corp., Series B, Sr. Unsec’d. Notes	3.900	07/15/27	75	73,086
Florida Power & Light Co., First Mortgage	3.700	12/01/47	100	94,612

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Electric (cont’d.)
MidAmerican Energy Co., First Mortgage	3.950%	08/01/47	20	$19,234
NextEra Energy Capital Holdings, Inc., Gtd. Notes	2.800	01/15/23	120	115,610
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes	4.000	12/01/46	25	22,262
Sr. Unsec’d. Notes	4.450	04/15/42	100	92,720
PacifiCorp, First Mortgage	3.350	07/01/25	270	265,178
PPL Capital Funding, Inc., Gtd. Notes	4.700	06/01/43	100	100,951
PSEG Power LLC, Gtd. Notes	3.000	06/15/21	60	59,402
Public Service Electric & Gas Co., Sec’d. Notes, MTN	3.650	09/01/42	75	70,299
Puget Energy, Inc., Sr. Sec’d. Notes	3.650	05/15/25	400	387,213
RGS AEGCO Funding Corp., Series F, Sec’d. Notes	9.820	12/07/22	48	55,051
San Diego Gas & Electric Co., First Mortgage	4.300	04/01/42	75	74,512
Sierra Pacific Power Co., General Ref. Mortgage	2.600	05/01/26	70	64,437
Westar Energy, Inc., First Mortgage	5.100	07/15/20	100	103,219

				2,332,827

Foods 1.3%
General Mills, Inc., Sr. Unsec’d. Notes	3.200	04/16/21	25	24,886
Kraft Heinz Foods Co.,
Gtd. Notes	4.375	06/01/46	55	48,898
Gtd. Notes	5.000	07/15/35	50	49,639
Kroger Co. (The),
Sr. Unsec’d. Notes	2.650	10/15/26	35	31,185
Sr. Unsec’d. Notes	2.800	08/01/22	10	9,683
Sr. Unsec’d. Notes	5.150	08/01/43	60	59,988
Mondelez International, Inc., Sr. Unsec’d. Notes	3.000	05/07/20	50	49,846

				274,125

See Notes to Financial Statements.

PGIM Corporate Bond Fund	19

Schedule of Investments (continued)

as of July 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Gas 0.5%
NiSource, Inc., Sr. Unsec’d. Notes	2.650%	11/17/22	110	$105,492

Healthcare-Products 1.4%
Abbott Laboratories, Sr. Unsec’d. Notes	2.900	11/30/21	135	133,162
Baxter International, Inc., Sr. Unsec’d. Notes	3.500	08/15/46	110	94,868
Becton, Dickinson & Co., Sr. Unsec’d. Notes	2.404	06/05/20	75	73,747

				301,777

Healthcare-Services 4.5%
Anthem, Inc., Sr. Unsec’d. Notes	4.625	05/15/42	100	98,349
Duke University Health System, Inc., Sr. Unsec’d. Notes	3.920	06/01/47	100	97,279
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	3.600	02/01/25	250	244,276
Mayo Clinic,
Unsec’d. Notes	3.774	11/15/43	85	81,438
Unsec’d. Notes	4.000	11/15/47	80	78,387
Quest Diagnostics, Inc., Sr. Unsec’d. Notes	3.500	03/30/25	250	241,106
Texas Health Resources, Sec’d. Notes	4.330	11/15/55	130	131,316

				972,151

Housewares 0.5%
Newell Brands, Inc.,
Sr. Unsec’d. Notes	4.000	12/01/24	100	96,721
Sr. Unsec’d. Notes	4.200	04/01/26	20	19,291

				116,012

Insurance 6.3%
American International Group, Inc., Sr. Unsec’d. Notes	4.375	01/15/55	150	135,291
Arch Capital Finance LLC, Gtd. Notes	5.031	12/15/46	100	104,725

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Insurance (cont’d.)
CNA Financial Corp., Sr. Unsec’d. Notes	3.450%	08/15/27	100	$92,165
Liberty Mutual Group, Inc., Gtd. Notes, 144A	5.000	06/01/21	500	516,725
Markel Corp., Sr. Unsec’d. Notes	5.350	06/01/21	500	521,320

				1,370,226

Machinery-Construction & Mining 0.3%
Caterpillar Financial Services Corp., Sr. Unsec’d. Notes, MTN	3.450	05/15/23	65	65,209

Media 4.9%
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Sec’d. Notes	6.384	10/23/35	180	194,901
Comcast Corp., Gtd. Notes	3.375	08/15/25	325	314,690
Discovery Communications LLC,
Gtd. Notes	4.950	05/15/42	100	94,465
Gtd. Notes, 144A	3.500	06/15/22	100	98,677
Gtd. Notes, 144A	3.950	06/15/25	28	27,473
Time Warner, Inc., Gtd. Notes	3.875	01/15/26	200	193,566
Viacom, Inc., Sr. Unsec’d. Notes	5.250	04/01/44	150	147,621

				1,071,393

Mining 0.7%
Barrick North America Finance LLC (Canada),
Gtd. Notes	5.700	05/30/41	50	54,579
Gtd. Notes	7.500	09/15/38	75	93,963

				148,542

Miscellaneous Manufacturing 0.2%
Textron, Inc., Sr. Unsec’d. Notes	4.000	03/15/26	45	44,372

See Notes to Financial Statements.

PGIM Corporate Bond Fund	21

Schedule of Investments (continued)

as of July 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Office/Business Equipment 1.2%
Pitney Bowes, Inc., Sr. Unsec’d. Notes	3.625%	09/15/20	100	$99,125
Xerox Corp., Sr. Unsec’d. Notes	3.625	03/15/23	175	167,024

				266,149

Oil & Gas 6.0%
Apache Corp., Sr. Unsec’d. Notes	3.250	04/15/22	250	246,669
Canadian Natural Resources Ltd. (Canada), Sr. Unsec’d. Notes	6.500	02/15/37	100	119,831
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes	5.400	06/15/47	120	120,932
Sr. Unsec’d. Notes	5.700	10/15/19	240	245,664
Concho Resources, Inc., Gtd. Notes	4.875	10/01/47	50	50,861
Devon Energy Corp.,
Sr. Unsec’d. Notes	4.000	07/15/21	100	100,982
Sr. Unsec’d. Notes	5.000	06/15/45	55	56,849
Sr. Unsec’d. Notes	5.600	07/15/41	15	16,347
Husky Energy, Inc. (Canada), Sr. Unsec’d. Notes	3.950	04/15/22	90	90,579
Noble Energy, Inc., Sr. Unsec’d. Notes	5.050	11/15/44	100	101,355
Petrobras Global Finance BV (Brazil), Gtd. Notes, 144A	5.999	01/27/28	65	61,503
Shell International Finance BV (Netherlands), Gtd. Notes	4.375	05/11/45	85	89,005

				1,300,577

Pharmaceuticals 6.3%
Allergan Funding SCS, Gtd. Notes	3.800	03/15/25	350	343,403
CVS Health Corp.,
Sr. Unsec’d. Notes	4.780	03/25/38	100	100,778
Sr. Unsec’d. Notes	5.050	03/25/48	90	93,267
Sr. Unsec’d. Notes	5.125	07/20/45	100	104,049
Express Scripts Holding Co., Gtd. Notes	3.050	11/30/22	300	290,627

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)
Johnson & Johnson, Sr. Unsec’d. Notes	3.400%	01/15/38	95	$90,154
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes	2.400	09/23/21	180	173,491
Gtd. Notes	3.200	09/23/26	100	92,410
Teva Pharmaceutical Finance Netherlands III BV (Israel), Gtd. Notes	2.200	07/21/21	100	93,243

				1,381,422

Pipelines 4.7%
Andeavor Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes	3.500	12/01/22	35	34,395
DCP Midstream Operating LP, Gtd. Notes, 144A	4.750	09/30/21	250	253,185
Energy Transfer Partners LP, Gtd. Notes	6.000	06/15/48	10	10,447
Enterprise Products Operating LLC,
Gtd. Notes	4.850	03/15/44	100	102,731
Gtd. Notes	4.900	05/15/46	150	154,515
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	4.200	10/03/47	80	75,072
MPLX LP,
Sr. Unsec’d. Notes	3.375	03/15/23	45	44,070
Sr. Unsec’d. Notes	4.500	07/15/23	110	112,478
Williams Partners LP,
Sr. Unsec’d. Notes	4.300	03/04/24	200	201,717
Sr. Unsec’d. Notes	5.100	09/15/45	30	30,534

				1,019,144

Real Estate Investment Trusts (REITs) 1.8%
Brixmor Operating Partnership LP, Sr. Unsec’d. Notes	3.650	06/15/24	75	72,175
Digital Realty Trust LP, Gtd. Notes	3.400	10/01/20	50	49,945
Kimco Realty Corp., Sr. Unsec’d. Notes	3.400	11/01/22	75	73,732
Realty Income Corp., Sr. Unsec’d. Notes	3.875	04/15/25	200	197,377

				393,229

See Notes to Financial Statements.

PGIM Corporate Bond Fund	23

Schedule of Investments (continued)

as of July 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Retail 0.9%
Dollar Tree, Inc., Sr. Unsec’d. Notes	4.000%	05/15/25	200	$197,956

Semiconductors 1.2%
Broadcom Corp./Broadcom Cayman Finance Ltd., Gtd. Notes	3.875	01/15/27	75	70,337
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	4.625	06/15/22	200	202,500

				272,837

Shipbuilding 0.4%
Huntington Ingalls Industries, Inc., Gtd. Notes	3.483	12/01/27	100	95,347

Software 2.4%
Electronic Arts, Inc., Sr. Unsec’d. Notes	3.700	03/01/21	50	50,494
Microsoft Corp.,
Sr. Unsec’d. Notes	3.950	08/08/56	140	139,751
Sr. Unsec’d. Notes	4.000	02/12/55	25	25,198
Sr. Unsec’d. Notes	4.500	02/06/57	80	87,952
Oracle Corp.,
Sr. Unsec’d. Notes	2.400	09/15/23	75	71,616
Sr. Unsec’d. Notes	3.900	05/15/35	45	44,432
Sr. Unsec’d. Notes	4.000	07/15/46	115	111,482

				530,925

Telecommunications 1.5%
AT&T, Inc., Sr. Unsec’d. Notes	5.150	03/15/42	115	110,841
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	4.500	08/10/33	15	14,879
Sr. Unsec’d. Notes	5.012	04/15/49	190	193,155

				318,875

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Transportation 0.4%
FedEx Corp., Gtd. Notes	4.500%	02/01/65	100	$91,200

TOTAL CORPORATE BONDS (cost $20,391,524)				19,992,489

MUNICIPAL BOND 0.6%

Texas
Permanent University Fund - University of Texas System, Revenue Bonds (cost $150,000)	3.376	07/01/47	150	135,960

SOVEREIGN BOND 0.8%
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes (cost $180,338)	4.600	01/23/46	200	183,500

TOTAL LONG-TERM INVESTMENTS (cost $21,834,054)				21,368,443

			Shares
SHORT-TERM INVESTMENT 0.6%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $126,677)(w)			126,677	126,677

TOTAL INVESTMENTS 98.6% (cost $21,960,731)				21,495,120
Other assets in excess of liabilities(z) 1.4%				298,073

NET ASSETS 100.0%				$21,793,193

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

GMTN—Global Medium Term Note

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

REITs—Real Estate Investment Trusts

#	Principal amount is shown in U.S. dollars unless otherwise stated.

See Notes to Financial Statements.

PGIM Corporate Bond Fund	25

Schedule of Investments (continued)

as of July 31, 2018

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2018.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.
(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at July 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
	Long Positions:
2	2 Year U.S. Treasury Notes	Sep. 2018	$422,750	$(62)
19	5 Year U.S. Treasury Notes	Sep. 2018	2,149,375	(3,125)
11	20 Year U.S. Treasury Bonds	Sep. 2018	1,572,656	27,156

				23,969

	Short Positions:
11	10 Year U.S. Treasury Notes	Sep. 2018	1,313,641	1,875
12	30 Year U.S. Ultra Treasury Bonds	Sep. 2018	1,882,875	(18,344)

				(16,469)

				$7,500

Cash of $200,000 has been segregated with Citigroup Global Markets to cover requirements for open futures contracts at July 31, 2018.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Commercial Mortgage-Backed Securities	$—	$1,056,494	$—
Corporate Bonds	—	19,992,489	—
Municipal Bond	—	135,960	—
Sovereign Bond	—	183,500	—
Affiliated Mutual Fund	126,677	—	—
Other Financial Instruments*
Futures Contracts	7,500	—	—

Total	$134,177	$21,368,443	$—

See Notes to Financial Statements.

26

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of July 31, 2018 were as follows (unaudited):

Banks	19.2%
Electric	10.7
Pharmaceuticals	6.3
Insurance	6.3
Oil & Gas	6.0
Media	4.9
Commercial Mortgage-Backed Securities	4.9
Pipelines	4.7
Healthcare-Services	4.5
Auto Manufacturers	2.7
Software	2.4
Beverages	2.4
Real Estate Investment Trusts (REITs)	1.8
Aerospace & Defense	1.5
Telecommunications	1.5
Healthcare-Products	1.4
Agriculture	1.4
Foods	1.3
Semiconductors	1.2
Computers	1.2
Office/Business Equipment	1.2
Chemicals	1.2
Biotechnology	1.1%
Commercial Services	1.1
Retail	0.9
Sovereign Bond	0.8
Mining	0.7
Municipal Bond	0.6
Airlines	0.6
Affiliated Mutual Fund	0.6
Housewares	0.5
Gas	0.5
Auto Parts & Equipment	0.5
Diversified Financial Services	0.4
Shipbuilding	0.4
Transportation	0.4
Building Materials	0.3
Machinery-Construction & Mining	0.3
Miscellaneous Manufacturing	0.2

98.6
Other assets in excess of liabilities	1.4

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

PGIM Corporate Bond Fund	27

Schedule of Investments (continued)

as of July 31, 2018

Fair values of derivative instruments as of July 31, 2018 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker—variation margin futures	$29,031	*	Due from/to broker—variation margin futures	$21,531	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$2,397

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$6,008

For the year ended July 31, 2018, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)
$4,921,116	$3,940,535

(1)	Notional Amount in USD.

See Notes to Financial Statements.

28

Statement of Assets & Liabilities

as of July 31, 2018

Assets
Investments at value:
Unaffiliated investments (cost $21,834,054)	$21,368,443
Affiliated investments (cost $126,677)	126,677
Deposit with broker for futures	200,000
Interest receivable	192,936
Due from Manager	2,586
Receivable for Fund shares sold	2,577

Total Assets	21,893,219

Liabilities
Audit fee payable	36,068
Payable for Fund shares reacquired	19,331
Custodian and accounting fees payable	16,033
Shareholders’ reports payable	8,793
Accrued expenses and other liabilities	6,559
Legal fees and expenses payable	5,735
Due to broker—variation margin futures	4,101
Distribution fee payable	1,360
Dividends payable	1,288
Affiliated transfer agent fee payable	758

Total Liabilities	100,026

Net Assets	$21,793,193

Net assets were comprised of:
Shares of beneficial interest, at par	$2,020
Paid-in capital in excess of par	22,940,922

22,942,942
Undistributed net investment income	65,565
Accumulated net realized loss on investment transactions	(757,203)
Net unrealized depreciation on investments	(458,111)

Net assets, July 31, 2018	$21,793,193

See Notes to Financial Statements.

PGIM Corporate Bond Fund	29

Statement of Assets & Liabilities

as of July 31, 2018

Class A
Net asset value and redemption price per share, ($2,565,303 ÷ 237,299 shares of beneficial interest issued and outstanding)	$10.81
Maximum sales charge (4.50% of offering price)	0.51

Maximum offering price to public	$11.32

Class C
Net asset value, offering price and redemption price per share, ($951,873 ÷ 88,250 shares of beneficial interest issued and outstanding)	$10.79

Class R
Net asset value, offering price and redemption price per share, ($18,170 ÷ 1,684 shares of beneficial interest issued and outstanding)	$10.79

Class Z
Net asset value, offering price and redemption price per share, ($18,246,942 ÷ 1,691,731 shares of beneficial interest issued and outstanding)	$10.79

Class R6
Net asset value, offering price and redemption price per share, ($10,905 ÷ 1,011 shares of beneficial interest issued and outstanding)	$10.79

See Notes to Financial Statements.

30

Statement of Operations

Year Ended July 31, 2018

Net Investment Income (Loss)
Income
Interest income	$853,307
Affiliated dividend income	4,549
Income from securities lending, net (including affiliated income of $443)	626

Total income	858,482

Expenses
Management fee	105,078
Distribution fee(a)	16,088
Custodian and accounting fees	64,429
Registration fees(a)	63,351
Audit fee	36,067
Transfer agent’s fees and expenses (including affiliated expense of $4,186)(a)	25,807
Legal fees and expenses	22,166
Shareholders’ reports	19,361
Trustees’ fees	12,542
Miscellaneous	13,665

Total expenses	378,554
Less: Fee waiver and/or expense reimbursement(a)	(233,910)
Distribution fee waiver(a)	(30)

Net expenses	144,614

Net investment income (loss)	713,868

Realized And Unrealized Gain (Loss) On Investment Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(199))	(20,598)
Futures transactions	2,397

(18,201)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $67)	(1,011,910)
Futures	6,008

(1,005,902)

Net gain (loss) on investment transactions	(1,024,103)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(310,235)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R6
Distribution fee	5,500	10,496	92	—	—
Registration fees	13,521	13,171	13,158	10,342	13,159
Transfer agent’s fees and expenses	4,617	1,145	42	19,986	17
Fee waiver and/or expense reimbursement	(31,810)	(20,891)	(13,278)	(154,687)	(13,244)
Distribution fee waiver	—	—	(30)	—	—

See Notes to Financial Statements.

PGIM Corporate Bond Fund	31

Statements of Changes in Net Assets

	Year Ended July 31,
	2018	2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$713,868	$711,025
Net realized gain (loss) on investment transactions	(18,201)	123,833
Net change in unrealized appreciation (depreciation) on investments	(1,005,902)	(464,187)

Net increase (decrease) in net assets resulting from operations	(310,235)	370,671

Dividends from net investment income
Class A	(68,377)	(40,323)
Class C	(24,540)	(22,930)
Class R	(352)	(291)
Class Z	(669,996)	(683,524)
Class R6	(367)	(348)

	(763,632)	(747,416)

Fund share transactions
Net proceeds from shares sold	8,530,196	8,985,915
Net asset value of shares issued in reinvestment of dividends and distributions	742,350	723,795
Cost of shares reacquired	(9,193,467)	(11,450,567)

Net increase (decrease) in net assets from Fund share transactions	79,079	(1,740,857)

Total increase (decrease)	(994,788)	(2,117,602)

Net Assets:
Beginning of year	22,787,981	24,905,583

End of year(a)	$21,793,193	$22,787,981

(a) Includes undistributed/(distributions in excess of) net investment income of:	$65,565	$65,542

See Notes to Financial Statements.

32

Notes to Financial Statements

The Target Portfolio Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified open-end management investment company. The Trust currently consists of three series: PGIM Corporate Bond Fund, PGIM Core Bond Fund and PGIM QMA Small-Cap Value Fund (collectively, the “Funds”). These financial statements relate to the PGIM Corporate Bond Fund (the “Fund”). Effective June 11, 2018, the Funds’ names were changed by replacing “Prudential” with “PGIM”, and Class Q shares were renamed Class R6 shares.

The investment objective of the Fund is high current income consistent with the preservation of principal.

1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”). Pursuant to the Board’s delegation, a Valuation Committee has been established as two persons, being one or more officers of the Trust, including: the Trust’s Treasurer (or the Treasurer’s direct reports); and the Trust’s Chief or Deputy Chief Compliance Officer (or Vice-President-level direct reports of the Chief or Deputy Chief Compliance Officer). Under the current valuation procedures, the Valuation Committee of the Board is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign

PGIM Corporate Bond Fund	33

Notes to Financial Statements (continued)

securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days.

During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that

34

unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign

PGIM Corporate Bond Fund	35

Notes to Financial Statements (continued)

exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily

36

enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

PGIM Corporate Bond Fund	37

Notes to Financial Statements (continued)

Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fee, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions from net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the Subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Fund. PGIM Investments administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Fund’s custodian (the Custodian), and the Fund’s transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

38

PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PGIM Investments is based on an annual rate of 0.45% of the Fund’s average daily net assets up to and including $5 billion; and 0.425% on average daily net assets exceeding $5 billion. The management fee rate before any waivers and/or expense reimbursements, was 0.45% for the year ended July 31, 2018.

PGIM Investments has contractually agreed through November 30, 2019, to limit total annual fund operating expenses after fee waivers and/or expense reimbursements to 0.80% of average daily net assets for Class A shares, 1.55% of average daily net assets for Class C shares, 1.05% of average daily net assets for Class R shares, 0.55% of average daily net assets for Class Z shares and 0.55% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class C, Class R, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25%, 1% and 0.75% of the average daily net assets of the Class A, Class C and Class R shares, respectively. PIMS has contractually agreed through November 30, 2019 to limit such fees to 0.50% of the average daily net assets of the Class R shares.

PGIM Corporate Bond Fund	39

Notes to Financial Statements (continued)

PIMS has advised the Fund that it has received $12,507 in front-end sales charges resulting from sales of Class A shares during the year ended July 31, 2018. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to sales persons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended July 31, 2018, it received $183 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended July 31, 2018 no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the reporting period ended July 31, 2018, PGIM, Inc. was compensated $234 by PGIM Investments for managing the Fund’s securities lending cash collateral as subadviser to the Money Market Fund. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

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4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended July 31, 2018, were $9,401,411 and $9,666,580, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended July 31, 2018, is presented as follows:

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income
PGIM Core Ultra Short Bond Fund	$596,508	$9,230,176	$9,700,007	$—	$—	$126,677	126,677	$4,549
PGIM Institutional Money Market Fund	362,305	706,997	1,069,170	67	(199)	—	—	443	**

	$958,813	$9,937,173	$10,769,177	$67	$(199)	$126,677		$4,992

*	The Funds did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized loss on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment transactions. For the year ended July 31, 2018, the adjustments were to increase undistributed net investment income and increase accumulated net realized loss on investment transactions by $49,787 due to differences in the treatment for book and tax purposes of premium amortization. Net investment income, net realized gain (loss) on investment transactions and net assets were not affected by this change.

The tax character of distributions paid during the year ended July 31, 2018 was $763,632 of ordinary income. The tax character of distributions paid during the tax year ended July 31, 2017 was $747,416 of ordinary income.

As of July 31, 2018, the accumulated undistributed earnings on a tax basis was $66,853 of ordinary income.

PGIM Corporate Bond Fund	41

Notes to Financial Statements (continued)

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of July 31, 2018 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$22,070,196	$37,093	$(604,669)	$(567,576)

The differences between book basis and tax basis were primarily attributable to book/tax differences in the treatment of premium amortization and other book to tax differences.

For federal income tax purposes, the Fund had a capital loss carryforward as of July 31, 2018 of approximately $648,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class R shares are available to certain retirement plans, clearing and settlement firms. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

42

The Trust has authorized an unlimited number of shares of beneficial interest at $0.001 par value per share.

As of July 31, 2018, Prudential, through its affiliate entities, including affiliated funds (if applicable), owned 995 Class R shares and 1,011 Class R6 shares of the Fund. At reporting period end, 3 shareholders of record held 76% of the Fund’s outstanding shares on behalf of multiple beneficial owners.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended July 31, 2018:
Shares sold	106,900	$1,194,419
Shares issued in reinvestment of dividends and distributions	5,922	65,519
Shares reacquired	(57,018)	(633,882)

Net increase (decrease) in shares outstanding before conversion	55,804	626,056
Shares issued upon conversion from other share class(es)	23,719	256,161
Shares reacquired upon conversion into other share class(es)	(1,439)	(16,219)

Net increase (decrease) in shares outstanding	78,084	$865,998

Year ended July 31, 2017:
Shares sold	130,815	$1,463,656
Shares issued in reinvestment of dividends and distributions	3,414	38,209
Shares reacquired	(43,180)	(479,305)

Net increase (decrease) in shares outstanding before conversion	91,049	1,022,560
Shares reacquired upon conversion into other share class(es)	(3,587)	(39,847)

Net increase (decrease) in shares outstanding	87,462	$982,713

Class C
Year ended July 31, 2018:
Shares sold	17,768	$200,026
Shares issued in reinvestment of dividends and distributions	2,065	22,835
Shares reacquired	(28,578)	(319,348)

Net increase (decrease) in shares outstanding	(8,745)	$(96,487)

Year ended July 31, 2017:
Shares sold	61,586	$685,900
Shares issued in reinvestment of dividends and distributions	1,868	20,845
Shares reacquired	(32,511)	(359,336)

Net increase (decrease) in shares outstanding	30,943	$347,409

Class R
Year ended July 31, 2018:
Shares sold	685	$7,350
Shares issued in reinvestment of dividends and distributions	32	352
Shares reacquired	(1)	(3)

Net increase (decrease) in shares outstanding	716	$7,699

Year ended July 31, 2017:
Shares issued in reinvestment of dividends and distributions	26	$291

Net increase (decrease) in shares outstanding	26	$291

PGIM Corporate Bond Fund	43

Notes to Financial Statements (continued)

Class Z	Shares	Amount
Year ended July 31, 2018:
Shares sold	639,723	$7,128,401
Shares issued in reinvestment of dividends and distributions	59,032	653,277
Shares reacquired	(744,267)	(8,240,234)

Net increase (decrease) in shares outstanding before conversion	(45,512)	(458,556)
Shares issued upon conversion from other share class(es)	1,443	16,219
Shares reacquired upon conversion into other share class(es)	(23,763)	(256,161)

Net increase (decrease) in shares outstanding	(67,832)	$(698,498)

Year ended July 31, 2017:
Shares sold	611,442	$6,836,359
Shares issued in reinvestment of dividends and distributions	59,423	664,102
Shares reacquired	(954,080)	(10,611,926)

Net increase (decrease) in shares outstanding before conversion	(283,215)	(3,111,465)
Shares issued upon conversion from other share class(es)	3,600	39,847

Net increase (decrease) in shares outstanding	(279,615)	$(3,071,618)

Class R6
Year ended July 31, 2018:
Shares issued in reinvestment of dividends and distributions	33	$367

Net increase (decrease) in shares outstanding	33	$367

Year ended July 31, 2017:
Shares issued in reinvestment of dividends and distributions	31	$348

Net increase (decrease) in shares outstanding	31	$348

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 5, 2017 through October 4, 2018. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 5, 2017, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more

44

likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund utilized the SCA during the reporting period ended July 31, 2018. The average daily balance for the 1 day that the Fund had loans outstanding during the period was $1,636,000, borrowed at a weighted average interest rate of 2.83%. The maximum loan balance outstanding during the period was $1,636,000. At July 31, 2018, the Fund did not have an outstanding loan balance.

8. Other Risks

The Fund’s risks include, but are not limited to, the risks discussed below:

Bond Obligations Risk: The Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.

Interest Rate Risk: The market price of the Fund’s investments will change in response to changes in interest rate and other factors. During periods of rising interest rates, the market price of fixed income instruments generally declines. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in below-market interest rates and reducing the Fund’s value. In typical market interest rate environments, the prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. Fluctuations in the market price of the Fund’s instruments will not affect interest income derived from the instruments already owned by the Fund, but will be reflected in the Fund’s NAV.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s

PGIM Corporate Bond Fund	45

Notes to Financial Statements (continued)

financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

46

Financial Highlights

Class A Shares
	Year Ended July 31,			May 28, 2015(a) through July 31,
	2018	2017	2016	2015
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$11.32	$11.46	$10.76	$10.94
Income (loss) from investment operations:
Net investment income (loss)	0.32	0.32	0.29	0.04
Net realized and unrealized gain (loss) on investment transactions	(0.49)	(0.13)	0.71	(0.17)
Total from investment operations:	(0.17)	0.19	1.00	(0.13)
Less Dividends and Distributions:
Dividends from net investment income	(0.34)	(0.33)	(0.30)	(0.05)
Net asset value, end of period	$10.81	$11.32	$11.46	$10.76
Total Return(c):	(1.51)%	1.77%	9.49%	(1.19)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$2,565	$1,802	$822	$71
Average net assets (000)	$2,200	$1,339	$269	$12
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.80%	0.80%	0.94%	0.98%	(e)
Expenses before waivers and/or expense reimbursement	2.25% (f)	1.92%	1.77%	2.23%	(e)
Net investment income (loss)	2.89%	2.88%	2.64%	2.24%	(e)
Portfolio turnover rate(g)	70%	90%	165%	1,221%	(h)(i)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Effective August 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(h)	The Fund accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.
(i)	Not annualized.

See Notes to Financial Statements.

PGIM Corporate Bond Fund	47

Financial Highlights (continued)

Class C Shares
	Year Ended July 31,			May 28, 2015(a) through July 31,
	2018	2017	2016	2015
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$11.29	$11.43	$10.75	$10.94
Income (loss) from investment operations:
Net investment income (loss)	0.24	0.24	0.20	0.03
Net realized and unrealized gain (loss) on investment transactions	(0.48)	(0.13)	0.70	(0.18)
Total from investment operations:	(0.24)	0.11	0.90	(0.15)
Less Dividends and Distributions:
Dividends from net investment income	(0.26)	(0.25)	(0.22)	(0.04)
Net asset value, end of period	$10.79	$11.29	$11.43	$10.75
Total Return(c):	(2.16)%	1.01%	8.51%	(1.41)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$952	$1,095	$755	$15
Average net assets (000)	$1,050	$1,014	$369	$13
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.55%	1.55%	1.73%	1.87%	(e)
Expenses before waivers and/or expense reimbursement	3.54% (f)	2.66%	2.56%	2.97%	(e)
Net investment income (loss)	2.12%	2.12%	1.84%	1.48%	(e)
Portfolio turnover rate(g)	70%	90%	165%	1,221%	(h)(i)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Effective August 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(h)	The Fund accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.
(i)	Not annualized.

See Notes to Financial Statements.

48

Class R Shares
	Year Ended July 31,			May 28, 2015(a) through July 31,
	2018	2017	2016	2015
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$11.29	$11.43	$10.75	$10.94
Income (loss) from investment operations:
Net investment income (loss)	0.29	0.29	0.25	0.03
Net realized and unrealized gain (loss) on investment transactions	(0.47)	(0.12)	0.70	(0.17)
Total from investment operations:	(0.18)	0.17	0.95	(0.14)
Less Dividends and Distributions:
Dividends from net investment income	(0.32)	(0.31)	(0.27)	(0.05)
Net asset value, end of period	$10.79	$11.29	$11.43	$10.75
Total Return(c):	(1.67)%	1.51%	9.04%	(1.32)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$18	$11	$11	$10
Average net assets (000)	$12	$11	$10	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.05%	1.05%	1.29%	1.36%	(e)
Expenses before waivers and/or expense reimbursement	109.57% (f)	2.42%	2.12%	2.77%	(e)
Net investment income (loss)	2.66%	2.59%	2.32%	1.91%	(e)
Portfolio turnover rate(g)	70%	90%	165%	1,221%	(h)(i)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Effective August 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(h)	The Fund accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.
(i)	Not annualized.

See Notes to Financial Statements.

PGIM Corporate Bond Fund	49

Financial Highlights (continued)

Class Z Shares
	Year Ended July 31,					Nine Months Ended July 31,		Year Ended October 31,
	2018(a)	2017(a)	2016(a)	2015(a)(b)		2014(c)		2013
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$11.29	$11.43	$10.76	$10.69		$10.50		$10.83
Income (loss) from investment operations:
Net investment income (loss)	0.35	0.34	0.30	0.09		0.05		0.15
Net realized and unrealized gain (loss) on investment transactions	(0.48)	(0.12)	0.70	0.11		0.21		(0.26)
Total from investment operations:	(0.13)	0.22	1.00	0.20		0.26		(0.11)
Less Dividends and Distributions:
Dividends from net investment income	(0.37)	(0.36)	(0.33)	(0.13)		(0.07)		(0.22)
Net asset value, end of period	$10.79	$11.29	$11.43	$10.76		$10.69		$10.50
Total Return(d):	(1.18)%	2.02%	9.47%	1.83%		2.47%		(0.97)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$18,247	$19,869	$23,307	$44,174		$43,879		$42,218
Average net assets (000)	$20,078	$21,149	$33,438	$44,354		$42,666		$43,290
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.55%	0.55%	0.82%	0.91%		0.99%	(f)	0.93%
Expenses before waivers and/or expense reimbursement	1.32% (g)	1.64%	1.27%	1.10%		0.99%	(f)	0.93%
Net investment income (loss)	3.12%	3.07%	2.79%	0.78%		0.65%	(f)	1.39%
Portfolio turnover rate(h)	70%	90%	165%	1,221%	(i)	936%	(i)(j)	990% (i)

(a)	Calculated based on average shares outstanding during the period.
(b)	Class T shares were renamed Class Z shares effective May 28, 2015
(c)	For the nine month period ended July 31, 2014. The Trust changed its fiscal year end from October 31 to July 31, effective July 31, 2014.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Not annualized.
(g)	Effective August 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(i)	The Fund accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.
(j)	Annualized.

See Notes to Financial Statements.

50

Class R6 Shares
	Year Ended July 31,			May 28, 2015(a) through July 31,
	2018	2017	2016	2015
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$11.29	$11.43	$10.75	$10.94
Income (loss) from investment operations:
Net investment income (loss)	0.35	0.35	0.30	0.04
Net realized and unrealized gain (loss) on investment transactions	(0.48)	(0.13)	0.71	(0.18)
Total from investment operations:	(0.13)	0.22	1.01	(0.14)
Less Dividends and Distributions:
Dividends from net investment income	(0.37)	(0.36)	(0.33)	(0.05)
Net asset value, end of period	$10.79	$11.29	$11.43	$10.75
Total Return(c):	(1.18)%	2.02%	9.57%	(1.25)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$11	$11	$11	$10
Average net assets (000)	$11	$11	$10	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.55%	0.55%	0.79%	0.87%	(e)
Expenses before waivers and/or expense reimbursement	121.08% (f)	1.53%	1.28%	1.88%	(e)
Net investment income (loss)	3.12%	3.10%	2.80%	2.39%	(e)
Portfolio turnover rate(g)	70%	90%	165%	1,221%	(h)(i)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Effective August 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(h)	The Fund accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.
(i)	Not annualized.

See Notes to Financial Statements.

PGIM Corporate Bond Fund	51

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

The Target Portfolio Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the fund listed in the Appendix (the Fund), including the schedule of investments, as of July 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended July 31, 2018, and the related notes (collectively, the financial statements) and the financial highlights for the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period ended July 31, 2018, and the financial highlights for the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2018, by correspondence with the custodians, transfer agents and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

September 18, 2018

52

Appendix A

PGIM Corporate Bond Fund (formerly Prudential Corporate Bond Fund)

PGIM Core Bond Fund	53

Federal Income Tax Information (unaudited)

For the tax year ended July 31, 2018, the Fund reports 84.65% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2019, you will be advised on IRS Form 1099-DIV or substitute Form 1099-DIV, as to the Federal tax status of the distributions received by you in calendar year 2018.

54

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding (60) Board Member Portfolios Overseen: 91	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon (66) Board Member Portfolios Overseen: 91	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

Linda W. Bynoe (66) Board Member Portfolios Overseen: 91	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

PGIM Corporate Bond Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Barry H. Evans (57) Board Member Portfolios Overseen: 90	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (since 2011); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein (61) Board Member & Independent Chair Portfolios Overseen: 91	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick (56) Board Member Portfolios Overseen: 90	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008); Independent Director Kabbage, Inc. (since July 2018) (financial services).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company); Independent Director, Kabbage, Inc. (since July 2018) (financial services).	Since September 2017

Michael S. Hyland, CFA (72) Board Member Portfolios Overseen: 91	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Richard A. Redeker (75) Board Member Portfolios Overseen: 91	Retired Mutual Fund Senior Executive (50 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.	Since October 1993

PGIM Corporate Bond Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Brian K. Reid (56)# Board Member Portfolios Overseen: 90	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

# Mr. Reid joined the Board effective as of March 1, 2018.

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker (55) Board Member & President Portfolios Overseen: 91	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Visit our website at pgiminvestments.com

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin (45) Board Member & Vice President Portfolios Overseen:91	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Grace C. Torres* (59) Board Member Portfolios Overseen: 90	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

PGIM Corporate Bond Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (63) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

Chad A. Earnst (43) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and PGIM Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Dino Capasso (44) Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Deborah A. Docs (60) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2004

Jonathan D. Shain (60) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Visit our website at pgiminvestments.com

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo (43) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Andrew R. French (55) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Charles H. Smith (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since January 2017

Brian D. Nee (52) Treasurer and Principal Financial and Accounting Officer	Vice President and Head of Finance of PGIM Investments LLC (since August 2015) and PGIM Global Partners (since February 2017); formerly, Vice President, Treasurer’s Department of Prudential (September 2007-August 2015).	Since July 2018

Peter Parrella (60) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

Lana Lomuti (51) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin (57) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014

Kelly A. Coyne (50) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

PGIM Corporate Bond Fund

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreement

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Corporate Bond Fund (the “Fund”)1 consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit. In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7, 2018 and on June 19-21, 2018 and approved the renewal of the agreements through July 31, 2019, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7, 2018 and on June 19-21, 2018.

[1]	PGIM Corporate Bond Fund is a series of The Target Portfolio Trust.

PGIM Corporate Bond Fund

Approval of Advisory Agreement (continued)

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and PGIM Fixed Income. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and PGIM Fixed Income, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and PGIM Fixed Income’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and PGIM Fixed Income. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and PGIM Fixed Income. The Board noted that PGIM Fixed Income is affiliated with PGIM Investments.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM Fixed Income, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and PGIM Fixed Income under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board noted that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2017 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM Corporate Bond Fund

Approval of Advisory Agreement (continued)

Other Benefits to PGIM Investments and PGIM Fixed Income

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income included those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and PGIM Fixed Income were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2017.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2017. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also may have provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of

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any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Gross Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	2nd Quartile	2nd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps the Fund’s annual operating expenses at 0.80% for Class A shares, 1.55% for Class C shares, 0.55% for Class R6 shares, 1.05% for Class R shares, and 0.55% for Class Z shares through November 30, 2018.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Corporate Bond Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Trustees has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website at www.sec.gov.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Brian D. Nee, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Chad A. Earnst, Chief Compliance Officer • Deborah A. Docs, Secretary • Dino Capasso, Vice President and Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Corporate Bond Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM CORPORATE BOND FUND

SHARE CLASS	A	C	R	Z	R6*
NASDAQ	PCWAX	PCWCX	PCWRX	TGMBX	PCWQX
CUSIP	875921694	875921686	875921660	875921702	875921678
*Formerly	known as Class Q

MF229E

PGIM QMA SMALL-CAP VALUE FUND

(formerly known as Prudential QMA Small-Cap Value Fund)

ANNUAL REPORT

JULY 31, 2018

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Objective: Above-average capital appreciation

Highlights

•

The Fund benefited most from good security selection in the consumer discretionary and real estate sectors. Furthermore, the Fund added value from an underweight exposure to the underperforming utilities and real estate sectors.

•

The Fund’s relative performance was hurt by its underweight exposure to the strongly performing healthcare sector. In addition, the Fund had unfavorable security selection in the industrials, energy, and information technology sectors.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. QMA is the primary business name of Quantitative Management Associates LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company. © 2018 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM QMA Small-Cap Value Fund	3

This Page Intentionally Left Blank

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM QMA Small-Cap Value Fund informative and useful. The report covers performance for the 12-month period that ended July 31, 2018.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds were renamed PGIM Funds. This renaming is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name has changed. Your Fund’s management and operation, along with its symbols, remained the same.*

Over the reporting period, the global economy continued to grow, and central banks gradually tightened monetary policy. In the US, the economy expanded and employment increased. In June, the Federal Reserve hiked interest rates for the seventh time since 2015, based on confidence in the economy.

Equity returns were strong, due to optimistic earnings expectations and investor sentiment. Global equities, including emerging markets, generally posted positive returns. However, they trailed the performance of US equities, which rose on higher corporate profits, new regulatory policies, and tax reform benefits. Volatility spiked briefly in the middle of the period on inflation concerns, rising interest rates, and a potential global trade war, but it decreased as the period ended.

The overall bond market declined modestly during the period, as measured by the Bloomberg Barclays US Aggregate Bond Index. The best performance came from higher-yielding, economically sensitive sectors. Although they finished the period with negative returns, US investment-grade corporate bonds outperformed US government nominal bonds. A major trend during the period was the flattening of the US Treasury yield curve, which increased the yield on fixed income investments with shorter maturities and made them more attractive to investors.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM QMA Small-Cap Value Fund

September 14, 2018

*The Prudential Day One Funds did not change their names.

PGIM QMA Small-Cap Value Fund	5

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/18 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	5.19	N/A	N/A	7.61 (2/14/14)
Class C	9.46	N/A	N/A	8.50 (6/19/15)
Class R	11.05	9.58	9.60	—
Class Z	11.65	10.16	10.16	—
Class R2	N/A	N/A	N/A	2.30** (12/28/17)
Class R4	N/A	N/A	N/A	2.45** (12/28/17)
Class R6*	11.72	N/A	N/A	10.45 (9/25/14)
Russell 2000 Value Index
	14.37	10.19	9.52	—
Russell 2000 Index
	18.73	11.33	10.39	—
Lipper Small-Cap Value Funds Average
	13.86	8.69	9.43	—

*Formerly known as Class Q

**Not annualized

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	Average Annual Total Returns as of 7/31/18 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	11.31	N/A	N/A	8.98 (2/14/14)
Class C	10.44	N/A	N/A	8.50 (6/19/15)
Class R	11.05	9.58	9.60	—
Class Z	11.65	10.16	10.16	—
Class R2	N/A	N/A	N/A	2.30** (12/28/17)
Class R4	N/A	N/A	N/A	2.45** (12/28/17)
Class R6*	11.72	N/A	N/A	10.45 (9/25/14)
Russell 2000 Value Index
	14.37	10.19	9.52	—
Russell 2000 Index
	18.73	11.33	10.39	—
Lipper Small-Cap Value Funds Average
	13.86	8.69	9.43	—

*Formerly known as Class Q

**Not annualized

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Russell 2000 Value Index and the Russell 2000 Index by portraying the initial account values at the beginning of the 10-year period (July 31, 2008) and the

PGIM QMA Small-Cap Value Fund	7

Your Fund’s Performance (continued)

account values at the end of the current fiscal period (July 31, 2018), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for Class A, Class C, Class R, Class R2, Class R4 and Class R6* shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

*Formerly known as Class Q

Source: PGIM Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to the class’ inception date.

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The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6*
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None	None	None
Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	0.75% (0.50% currently)	None	0.25%	None	None
Shareholder Service Fees	None	None	None	None	0.10%	0.10%	None

*Formerly known as Class Q

Benchmark Definitions

Russell 2000 Value Index—The Russell 2000 Value Index is an unmanaged index which contains those securities in the Russell 2000 Index with a below-average growth orientation. Companies in this index generally have lower price-to-earnings ratios, higher dividend yields, and lower forecasted growth rates.
The cumulative total returns for the Index measured from the month-end closest to the inception date of the Fund’s Class R2 shares and Class R4 shares through 7/31/18 is 7.31%. The average annual total returns for the Index measured from the month-end closest to the inception date through 7/31/18 are 9.90% for Class A, 11.53% for Class C, and 11.98% for Class R6*.

PGIM QMA Small-Cap Value Fund	9

Your Fund’s Performance (continued)

Russell 2000 Index—The Russell 2000 Index is an unmanaged index of the 2,000 smallest US companies included in the Russell 3000® Index. It gives an indication of how stock prices of smaller companies have performed. The cumulative total returns for the Index measured from the month-end closest to the inception date of the Fund’s Class R2 shares and Class R4 shares through 7/31/18 is 9.54%. The average annual total returns for the Index measured from the month-end closest to the inception date through 7/31/18 are 10.56% for Class A, 11.27% for Class C, and 13.00% for Class R6*.

Lipper Small-Cap Value Funds Average—Lipper Small-Cap Value Funds invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s US Diversified Equity small-cap ceiling. Small-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and a three-year sales-per-share growth rate, compared to the S&P SmallCap 600 Index. The cumulative total returns for the Average measured from the month-end closest to the inception date of the Fund’s Class R2 shares and Class R4 shares through 7/31/18 is 5.36%. The average annual total returns for the Average measured from the month-end closest to the inception date through 7/31/18 are 8.05% for Class A, 9.25% for Class C, and 9.43% for Class R6*.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

*Formerly known as Class Q

Presentation of Fund Holdings

Five Largest Holdings expressed as a percentage of net assets as of 7/31/18 (%)
Radian Group, Inc., Thrifts & Mortgage Finance	1.1
SkyWest, Inc., Airlines	1.1
MGIC Investment Corp., Thrifts & Mortgage Finance	1.1
GATX Corp., Trading Companies & Distributors	1.1
Cathay General Bancorp, Banks	1.1

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 7/31/18 (%)
Banks	16.6
Equity Real Estate Investment Trusts (REITs)	11.2
Thrifts & Mortgage Finance	7.5
Specialty Retail	6.1
Mortgage Real Estate Investment Trusts (REITs)	5.5

Industry weightings reflect only long-term investments and are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The PGIM QMA Small-Cap Value Fund’s Class Z shares gained 11.65% for the 12 months ended July 31, 2018, trailing the performance of the Russell 2000® Value Index, which returned 14.37%, and the Lipper Small-Cap Value Funds Average, which returned 13.86%.

What were market conditions?

•	US equities delivered strong gains during the reporting period, with the S&P 1500 Index returning 16.3%.

•	During this period, growth stocks significantly outperformed value stocks across all capitalizations. Growth stocks benefited from strong results in the information technology sector.

•	Conversely, the telecommunication services and utilities sectors both underperformed the broad stock market.

•

Small-cap stocks outperformed their mid- and large-cap counterparts for the reporting period. Small-cap stocks (as measured by the Russell 2000® Index) returned 18.7%, while mid-cap stocks (as measured by the Russell Midcap® Index) returned 13.5% and large-cap stocks (as measured by the S&P 500 Index) returned 16.2%.

What worked?

•

The Fund benefited most from good security selection in the consumer discretionary and real estate sectors. Furthermore, the Fund added value from an underweight exposure to the underperforming utilities and real estate sectors.

•

In the consumer discretionary sector, the timely purchases of specialty retailers and media companies contributed significantly to performance. At the security level, the performance standouts were Tailored Brands, Inc. and Stoneridge, Inc. Tailored Brands, a regional specialty apparel retailer, reported an increase in earnings and sales, with substantial growth in its custom business. Stoneridge, an independent designer and manufacturer of automotive electrical and electronic components, benefited from strong financial performance and increased growth opportunities.

•

In the real estate sector, the Fund added value from favorable selection among hotel and resorts real estate investment trusts (REITs) and from its underweight positions in office and healthcare REITs.

•

In the utilities sector, the Fund’s underweight exposure to the expensive and underperforming multi-utilities, gas utilities, and electric utilities industries contributed significantly to relative performance.

•

The Fund’s other top performing holdings included Enova International Inc., a technology and analytics company that specializes in financial services; SkyWest, Inc., a regional airline carrier in North America; and Iridium Communications Inc., a global mobile voice and data communication services provider.

PGIM QMA Small-Cap Value Fund	11

Strategy and Performance Overview (continued)

What didn’t work?

•

The Fund’s relative performance was hurt by its underweight exposure to the strong-performing healthcare sector. In addition, the Fund had unfavorable security selection in the industrials, energy, and information technology sectors.

•	In the healthcare sector, underweight positions in the expensive but strongly performing biotechnology and healthcare equipment & supplies industries detracted significantly from performance.

•

In the industrials sector, unfavorable security selection among construction & engineering and machinery companies detracted significantly from performance. Within the construction & engineering industry, Argan, Inc. was the leading detractor at the security level. Argan, an engineering firm serving the power generation and renewable energy markets, experienced increased project backlogs and significant short-term headwinds from the engineering, procurement and construction industry.

•	In the energy sector, unfavorable security selection among the oil & gas exploration & production and oil & gas refining & marketing subindustries weighed on performance.

•

In the information technology sector, unfavorable security selection among semiconductor firms and electronic manufacturing services companies weighed on performance. The most significant underperforming holdings were Cirrus Logic, Inc. and Tech Data Corporation. Cirrus Logic, an audio solutions producer, experienced a decline in revenue as a result of saturation in the smartphone market. Tech Data, a wholesale distributor for technology products and services, reported lower-than-expected profit growth due to margin pressure from a competitive pricing environment.

•	Other significant, underperforming holdings included specialty retailer Office Depot, Inc. and home builder Beazer Homes USA, Inc.

The percentage points shown in the tables identify each security’s positive or negative contribution to the Fund’s return relative to the benchmark’s return.

Top Relative Contributors (%)		Top Relative Detractors (%)
Enova International Inc.	0.36	Argan, Inc.	–0.38
SkyWest, Inc.	0.35	Cirrus Logic, Inc.	–0.32
Iridium Communications Inc.	0.34	Office Depot, Inc.	–0.28
Tailored Brands, Inc.	0.27	Tech Data Corporation	–0.21
Stoneridge, Inc.	0.19	Beazer Homes USA, Inc.	–0.20

12	Visit our website at pgiminvestments.com

Current outlook

•

While QMA views valuations for the overall market to be somewhat stretched, the difference in valuations between the cheapest and most expensive groups of stocks in the market continues to be wider than the historical norm, suggesting an opportunity for a payoff to value stocks.

•

QMA believes the Fund is well positioned in small-cap stocks that are attractively valued. At the end of the reporting period, the Fund was trading at a discount to the benchmark Russell 2000 Value Index on a variety of valuation metrics.

•

The Fund’s sectors that are most overweighted relative to the benchmark are the financials and consumer discretionary sectors, where QMA’s quantitative model finds many cheap stocks. The information technology and utilities sectors, where most stocks rank as expensive, are among the Fund’s most underweighted sectors.

PGIM QMA Small-Cap Value Fund	13

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended July 31, 2018. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the

14	Visit our website at pgiminvestments.com

period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM QMA Small-Cap Value Fund		Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,021.00	1.01%	$5.06
	Hypothetical	$1,000.00	$1,019.79	1.01%	$5.06
Class C	Actual	$1,000.00	$1,017.00	1.76%	$8.80
	Hypothetical	$1,000.00	$1,016.07	1.76%	$8.80
Class R	Actual	$1,000.00	$1,019.20	1.26%	$6.31
	Hypothetical	$1,000.00	$1,018.55	1.26%	$6.31
Class Z	Actual	$1,000.00	$1,022.40	0.68%	$3.41
	Hypothetical	$1,000.00	$1,021.42	0.68%	$3.41
Class R2	Actual	$1,000.00	$1,020.00	1.14%	$5.71
	Hypothetical	$1,000.00	$1,019.14	1.14%	$5.71
Class R4	Actual	$1,000.00	$1,021.50	0.89%	$4.46
	Hypothetical	$1,000.00	$1,020.38	0.89%	$4.46
Class R6**	Actual	$1,000.00	$1,022.90	0.63%	$3.16
	Hypothetical	$1,000.00	$1,021.67	0.63%	$3.16

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2018, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**Formerly known as Class Q shares.

PGIM QMA Small-Cap Value Fund	15

Schedule of Investments

as of July 31, 2018

Description	Shares	Value
LONG-TERM INVESTMENTS 99.7%

COMMON STOCKS 99.6%

Aerospace & Defense 0.2%
Engility Holdings, Inc.*	18,300	$633,180
Vectrus, Inc.*	78,500	2,465,685

		3,098,865

Air Freight & Logistics 0.9%
Atlas Air Worldwide Holdings, Inc.*	214,228	14,363,987

Airlines 1.4%
Hawaiian Holdings, Inc.	107,600	4,314,760
SkyWest, Inc.	296,468	17,758,433

		22,073,193

Auto Components 4.0%
American Axle & Manufacturing Holdings, Inc.*	688,100	11,505,032
Cooper-Standard Holdings, Inc.*	98,300	13,250,840
Dana, Inc.	396,600	8,467,410
Modine Manufacturing Co.*	211,300	3,687,185
Stoneridge, Inc.*	170,400	5,793,600
Superior Industries International, Inc.	141,300	2,592,855
Tenneco, Inc.	165,700	7,638,770
Tower International, Inc.	328,989	10,626,345

		63,562,037

Automobiles 0.2%
Winnebago Industries, Inc.	90,800	3,622,920

Banks 16.6%
Arrow Financial Corp.	49,534	1,916,966
Associated Banc-Corp.	232,000	6,264,000
Bank of Marin Bancorp	4,262	378,679
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	16,200	801,252
BankUnited, Inc.	146,500	5,692,990
Berkshire Hills Bancorp, Inc.	274,004	11,124,562
Boston Private Financial Holdings, Inc.	120,100	1,729,440
Bridge Bancorp, Inc.	10,100	361,580
Camden National Corp.	101,926	4,698,789
Cathay General Bancorp	403,100	16,764,929
Chemical Financial Corp.	4,500	255,600
Citizens & Northern Corp.	18,416	498,705
CNB Financial Corp.	58,699	1,820,256

See Notes to Financial Statements.

PGIM QMA Small-Cap Value Fund	17

Schedule of Investments (continued)

as of July 31, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Banks (cont’d.)
Community Trust Bancorp, Inc.	135,066	$6,594,597
Customers Bancorp, Inc.*	346,730	8,831,213
Enterprise Financial Services Corp.	153,180	8,616,375
Fidelity Southern Corp.	156,793	3,752,056
Financial Institutions, Inc.	191,928	6,084,118
First Bancorp/Southern Pines NC	6,500	269,230
First Business Financial Services, Inc.	17,800	422,928
First Community Bancshares, Inc.	47,934	1,559,293
First Financial Bancorp	131,151	3,980,433
First Financial Corp.	95,459	4,906,593
First Hawaiian, Inc.	172,200	4,866,372
FNB Corp.	361,800	4,641,894
Franklin Financial Network, Inc.*	11,300	442,395
Fulton Financial Corp.	364,700	6,327,545
Great Southern Bancorp, Inc.	84,063	4,963,920
Great Western Bancorp, Inc.	285,900	11,964,915
Hancock Whitney Corp.	122,700	6,165,675
Hanmi Financial Corp.	198,578	4,974,379
Heartland Financial USA, Inc.	204,850	12,034,938
Hilltop Holdings, Inc.	476,303	9,907,102
Home BancShares, Inc.	77,800	1,804,182
Hope Bancorp, Inc.	693,716	11,640,554
Horizon Bancorp, Inc.	20,531	431,356
IBERIABANK Corp.	102,681	8,532,791
International Bancshares Corp.	366,982	16,312,350
Lakeland Bancorp, Inc.	90,327	1,752,344
MidWestOne Financial Group, Inc.	21,162	680,570
OFG Bancorp (Puerto Rico)	101,200	1,684,980
Old National Bancorp	678,943	13,205,441
PacWest Bancorp	81,300	4,082,886
Peapack Gladstone Financial Corp.	62,779	2,064,174
Popular, Inc. (Puerto Rico)	85,400	4,238,402
QCR Holdings, Inc.	20,900	908,105
S&T Bancorp, Inc.	176,663	7,907,436
Sandy Spring Bancorp, Inc.	46,500	1,818,615
Simmons First National Corp. (Class A Stock)	14,000	417,200
Sterling Bancorp	253,200	5,621,040
Synovus Financial Corp.	22,900	1,131,718
TriCo Bancshares	34,050	1,321,821
Trustmark Corp.	37,300	1,312,587
Univest Corp. of Pennsylvania	40,400	1,102,920
WesBanco, Inc.	165,948	8,109,879
West Bancorporation, Inc.	68,359	1,695,303

		261,390,373

See Notes to Financial Statements.

18

Description	Shares	Value
COMMON STOCKS (Continued)

Biotechnology 0.2%
PDL BioPharma, Inc.*	125,400	$314,754
United Therapeutics Corp.*	28,100	3,453,771

		3,768,525

Building Products 0.1%
Apogee Enterprises, Inc.	30,900	1,568,484

Capital Markets 2.0%
Arlington Asset Investment Corp. (Class A Stock)	268,796	2,827,734
BrightSphere Investment Group PLC	309,500	4,410,375
Evercore, Inc. (Class A Stock)	25,500	2,881,500
INTL. FCStone, Inc.*	28,000	1,500,520
Piper Jaffray Cos.	4,443	343,666
Stifel Financial Corp.	233,100	12,850,803
Waddell & Reed Financial, Inc. (Class A Stock)	350,600	7,260,926

		32,075,524

Chemicals 1.5%
AdvanSix, Inc.*	35,900	1,452,873
Cabot Corp.	8,000	528,800
Innophos Holdings, Inc.	55,700	2,516,526
Koppers Holdings, Inc.*	152,100	5,711,355
Kraton Corp.*	31,900	1,534,071
Kronos Worldwide, Inc.	31,300	711,762
Stepan Co.	75,819	6,640,228
Trinseo SA	62,400	4,661,280

		23,756,895

Commercial Services & Supplies 2.4%
ACCO Brands Corp.	696,641	8,917,005
Deluxe Corp.	47,100	2,775,603
Ennis, Inc.	360,856	7,848,618
Essendant, Inc.	74,300	1,235,609
Herman Miller, Inc.	193,000	7,305,050
Knoll, Inc.	18,500	417,175
Matthews International Corp. (Class A Stock)	31,700	1,665,835
Quad Graphics, Inc.	310,971	6,393,564
Steelcase, Inc. (Class A Stock)	45,500	625,625
VSE Corp.	26,300	1,133,530

		38,317,614

See Notes to Financial Statements.

PGIM QMA Small-Cap Value Fund	19

Schedule of Investments (continued)

as of July 31, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Communications Equipment 0.3%
InterDigital, Inc.	51,500	$4,246,175

Construction & Engineering 0.5%
AECOM*	109,500	3,674,820
KBR, Inc.	205,100	4,097,898

		7,772,718

Consumer Finance 2.1%
Encore Capital Group, Inc.*	183,491	6,624,025
Enova International, Inc.*	244,905	7,592,055
Nelnet, Inc. (Class A Stock)	213,753	12,564,401
OneMain Holdings, Inc.*	8,500	282,625
Regional Management Corp.*	82,200	2,726,574
World Acceptance Corp.*	37,700	3,766,607

		33,556,287

Containers & Packaging 0.2%
Greif, Inc. (Class A Stock)	47,300	2,575,485
Owens-Illinois, Inc.*	24,900	465,132

		3,040,617

Diversified Financial Services 0.5%
Banco Latinoamericano de Comercio Exterior SA (Panama) (Class E Stock)	265,311	6,306,443
Cannae Holdings, Inc.*	48,200	879,650

		7,186,093

Diversified Telecommunication Services 0.9%
Iridium Communications, Inc.*	857,698	14,838,175

Electrical Equipment 0.8%
Atkore International Group, Inc.*	290,200	6,866,132
Generac Holdings, Inc.*	32,100	1,725,375
Regal Beloit Corp.	44,000	3,781,800

		12,373,307

Electronic Equipment, Instruments & Components 3.1%
Electro Scientific Industries, Inc.*	26,600	479,598
Jabil, Inc.	169,600	4,777,632
KEMET Corp.*	334,650	8,697,554

See Notes to Financial Statements.

20

Description	Shares	Value
COMMON STOCKS (Continued)

Electronic Equipment, Instruments & Components (cont’d.)
Sanmina Corp.*	53,674	$1,561,913
SYNNEX Corp.	23,800	2,295,986
Tech Data Corp.*	159,800	13,328,918
TTM Technologies, Inc.*	625,700	10,862,152
Vishay Intertechnology, Inc.	246,000	6,150,000

		48,153,753

Energy Equipment & Services 0.9%
FTS International, Inc.*	11,300	135,600
McDermott International, Inc.*	359,954	6,482,772
Ocean Rig Udw, Inc. (Cayman Islands) (Class A Stock)*	33,900	950,556
US Silica Holdings, Inc.	245,300	6,613,288

		14,182,216

Equity Real Estate Investment Trusts (REITs) 11.2%
Ashford Hospitality Trust, Inc.	1,676,220	13,242,138
Braemar Hotels & Resorts, Inc.	461,379	5,273,562
Brixmor Property Group, Inc.	315,900	5,588,271
CBL & Associates Properties, Inc.(a)	624,700	3,404,615
Chatham Lodging Trust	455,600	9,813,624
CoreCivic, Inc.	217,500	5,576,700
CorEnergy Infrastructure Trust, Inc.(a)	209,415	7,964,052
DDR Corp.	260,000	3,562,000
Franklin Street Properties Corp.	351,800	3,099,358
Global Net Lease, Inc.	171,700	3,633,172
Government Properties Income Trust	237,100	3,573,097
Hersha Hospitality Trust	513,700	11,090,783
Hospitality Properties Trust	212,800	6,015,856
InfraREIT, Inc.	322,700	6,760,565
iStar, Inc.*	143,300	1,557,671
Kite Realty Group Trust	295,000	4,976,650
Lexington Realty Trust	769,477	6,763,703
Mack-Cali Realty Corp.	359,500	6,999,465
MedEquities Realty Trust, Inc., REIT	90,300	1,011,360
New Senior Investment Group, Inc.	836,400	5,921,712
Pennsylvania Real Estate Investment Trust	80,600	855,972
Ramco-Gershenson Properties Trust	301,000	3,958,150
RLJ Lodging Trust	525,800	11,877,822
Sabra Health Care REIT, Inc.	391,300	8,455,993
Select Income REIT	643,028	13,407,134
Spirit Realty Capital, Inc.	697,000	5,833,890

See Notes to Financial Statements.

PGIM QMA Small-Cap Value Fund	21

Schedule of Investments (continued)

as of July 31, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) (cont’d.)
Washington Prime Group, Inc.	757,200	$6,080,316
Xenia Hotels & Resorts, Inc.	405,100	9,880,389

		176,178,020

Food & Staples Retailing 1.1%
Ingles Markets, Inc. (Class A Stock)	209,705	6,238,724
SpartanNash Co.	447,590	10,724,256

		16,962,980

Food Products 0.4%
Dean Foods Co.	107,900	1,059,578
Sanderson Farms, Inc.(a)	57,800	5,827,974

		6,887,552

Gas Utilities 0.5%
National Fuel Gas Co.	43,300	2,325,210
New Jersey Resources Corp.	85,100	3,935,875
Spire, Inc.	26,800	1,918,880

		8,179,965

Health Care Providers & Services 1.3%
Acadia Healthcare Co., Inc.*	78,300	3,091,284
LifePoint Health, Inc.*	122,500	7,938,000
Magellan Health, Inc.*	45,500	3,310,125
National HealthCare Corp.	2,500	180,200
Tenet Healthcare Corp.*	113,500	4,271,005
Triple-S Management Corp. (Puerto Rico) (Class B Stock)*	37,700	1,338,727

		20,129,341

Hotels, Restaurants & Leisure 0.4%
Bloomin’ Brands, Inc.	16,200	313,308
Brinker International, Inc.	52,600	2,481,142
El Pollo Loco Holdings, Inc.*	180,100	2,089,160
Penn National Gaming, Inc.*	18,100	580,105
Speedway Motorsports, Inc.	66,689	1,177,061

		6,640,776

Household Durables 3.6%
Beazer Homes USA, Inc.*	611,100	7,828,191

See Notes to Financial Statements.

22

Description	Shares	Value
COMMON STOCKS (Continued)

Household Durables (cont’d.)
Helen of Troy Ltd.*	134,000	$15,349,700
KB Home	361,400	8,583,250
La-Z-Boy, Inc.	189,100	5,767,550
Taylor Morrison Home Corp. (Class A Stock)*	502,200	9,807,966
TRI Pointe Group, Inc.*	377,900	5,354,843
William Lyon Homes (Class A Stock)*	154,000	3,361,820

		56,053,320

Independent Power & Renewable Electricity Producers 1.0%
NRG Yield, Inc. (Class A Stock)	76,200	1,408,176
NRG Yield, Inc. (Class C Stock)	782,500	14,554,500

		15,962,676

Insurance 3.3%
American Equity Investment Life Holding Co.	455,877	16,288,485
American National Insurance Co.	4,900	632,051
CNO Financial Group, Inc.	327,500	6,664,625
EMC Insurance Group, Inc.	54,250	1,452,272
Employers Holdings, Inc.	293,998	13,656,207
FBL Financial Group, Inc. (Class A Stock)	76,868	6,280,116
First American Financial Corp.	7,900	442,400
Heritage Insurance Holdings, Inc.	22,600	388,042
National Western Life Group, Inc. (Class A Stock)	17,900	5,799,600

		51,603,798

IT Services 0.6%
Convergys Corp.	150,431	3,700,603
Sykes Enterprises, Inc.*	90,100	2,672,366
Travelport Worldwide Ltd.	162,600	3,073,140

		9,446,109

Leisure Products 0.1%
Vista Outdoor, Inc.*	48,400	786,016

Machinery 2.3%
Allison Transmission Holdings, Inc.	97,700	4,591,900
American Railcar Industries, Inc.	12,100	551,397
Briggs & Stratton Corp.	89,300	1,579,717
Global Brass & Copper Holdings, Inc.	230,276	7,587,594
Greenbrier Cos., Inc. (The)	196,200	11,114,730
Kennametal, Inc.	29,500	1,149,320

See Notes to Financial Statements.

PGIM QMA Small-Cap Value Fund	23

Schedule of Investments (continued)

as of July 31, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Machinery (cont’d.)
Milacron Holdings Corp.*	181,300	$3,780,105
Wabash National Corp.	280,497	5,553,841

		35,908,604

Marine 0.6%
Costamare, Inc. (Monaco)	479,600	3,328,424
Matson, Inc.	146,200	5,263,200

		8,591,624

Media 1.1%
Gannett Co., Inc.	802,300	8,480,311
Gray Television, Inc.*	386,600	5,972,970
Saga Communications, Inc. (Class A Stock)	3,110	117,714
TEGNA, Inc.	276,300	3,047,589

		17,618,584

Metals & Mining 1.5%
Commercial Metals Co.	45,000	1,005,300
Schnitzer Steel Industries, Inc. (Class A Stock)	333,700	10,995,415
SunCoke Energy, Inc.*	25,200	287,532
Warrior Met Coal, Inc.	28,300	732,121
Worthington Industries, Inc.	241,615	11,312,414

		24,332,782

Mortgage Real Estate Investment Trusts (REITs) 5.5%
AG Mortgage Investment Trust, Inc.	364,281	7,114,408
Anworth Mortgage Asset Corp.	247,300	1,246,392
Apollo Commercial Real Estate Finance, Inc.	415,983	7,941,115
ARMOUR Residential REIT, Inc.	298,000	7,083,460
Capstead Mortgage Corp.	632,992	5,298,143
Cherry Hill Mortgage Investment Corp.	196,900	3,626,898
CYS Investments, Inc.	832,609	6,086,372
Dynex Capital, Inc.	695,406	4,624,450
Invesco Mortgage Capital, Inc.	620,026	10,286,231
Ladder Capital Corp.	580,190	9,277,238
MFA Financial, Inc.	80,600	648,830
MTGE Investment Corp.	328,637	6,589,172
New York Mortgage Trust, Inc.	155,700	966,897
PennyMac Mortgage Investment Trust	62,600	1,207,554
Redwood Trust, Inc.	454,100	7,633,421
TPG RE Finance Trust, Inc.	7,900	162,898

See Notes to Financial Statements.

24

Description	Shares	Value
COMMON STOCKS (Continued)

Mortgage Real Estate Investment Trusts (REITs) (cont’d.)
Two Harbors Investment Corp.	35,700	$553,350
Western Asset Mortgage Capital Corp.	552,600	6,117,282

		86,464,111

Multiline Retail 0.4%
Dillard’s, Inc., (Class A Stock)(a)	75,900	6,092,493

Multi-Utilities 0.8%
NorthWestern Corp.	206,900	12,275,377

Oil, Gas & Consumable Fuels 3.1%
Adams Resources & Energy, Inc.	12,278	491,120
Arch Coal, Inc. (Class A Stock)	49,300	4,170,287
CONSOL Energy, Inc.*	8,400	349,692
DHT Holdings, Inc.	393,500	1,672,375
Gulfport Energy Corp.*	397,800	4,578,678
Laredo Petroleum, Inc.*	550,200	5,127,864
Midstates Petroleum Co., Inc.*	51,800	679,098
Newfield Exploration Co.(a)*	181,300	5,206,936
Par Pacific Holdings, Inc.*	70,300	1,230,953
Peabody Energy Corp.	182,700	7,762,923
Range Resources Corp.	377,600	5,826,368
REX American Resources Corp.*	30,300	2,333,100
Ship Finance International Ltd. (Norway)	549,269	7,991,864
Southwestern Energy Co.*	306,600	1,575,924

		48,997,182

Paper & Forest Products 2.3%
Boise Cascade Co.	55,700	2,409,025
Clearwater Paper Corp.*	101,100	2,284,860
Domtar Corp.	63,800	3,076,436
Louisiana-Pacific Corp.	488,350	13,146,382
P.H. Glatfelter Co.	215,500	3,527,735
Schweitzer-Mauduit International, Inc.	270,243	11,212,382

		35,656,820

Personal Products 0.1%
Edgewell Personal Care Co.*	40,400	2,175,944

Pharmaceuticals 0.8%
Lannett Co., Inc.*	19,400	247,350

See Notes to Financial Statements.

PGIM QMA Small-Cap Value Fund	25

Schedule of Investments (continued)

as of July 31, 2018

Description	Shares	Value
COMMON STOCKS (Continued)

Pharmaceuticals (cont’d.)
Mallinckrodt PLC*	183,600	$4,305,420
Prestige Brands Holdings, Inc.(a)*	244,600	8,739,558

		13,292,328

Professional Services 0.7%
Barrett Business Services, Inc.	13,700	1,258,756
TrueBlue, Inc.*	381,000	10,306,050

		11,564,806

Road & Rail 0.2%
Ryder System, Inc.	36,700	2,873,610

Semiconductors & Semiconductor Equipment 0.6%
Amkor Technology, Inc.*	995,261	8,638,866
Axcelis Technologies, Inc.*	26,600	585,200
Ultra Clean Holdings, Inc.*	41,300	554,246

		9,778,312

Specialty Retail 6.1%
Abercrombie & Fitch Co. (Class A Stock)	58,900	1,395,341
Asbury Automotive Group, Inc.*	54,000	3,796,200
Buckle, Inc. (The)(a)	108,800	2,616,640
Caleres, Inc.	208,000	6,965,920
Chico’s FAS, Inc.	660,400	5,745,480
Dick’s Sporting Goods, Inc.	71,900	2,454,666
DSW, Inc. (Class A Stock)	277,000	7,600,880
Express, Inc.*	197,500	1,901,925
Foot Locker, Inc.	74,100	3,616,821
Genesco, Inc.*	191,200	7,781,840
Group 1 Automotive, Inc.	115,400	8,076,846
Haverty Furniture Cos., Inc.	131,700	2,607,660
Hibbett Sports, Inc.*	201,200	4,617,540
J. Jill, Inc.*	110,100	901,719
Murphy USA, Inc.*	58,500	4,635,540
Office Depot, Inc.	2,034,600	5,106,846
Party City Holdco, Inc.*	194,700	3,066,525
Shoe Carnival, Inc.	179,158	5,620,186
Signet Jewelers Ltd.	184,400	10,647,256
Sonic Automotive, Inc. (Class A Stock)	283,900	5,777,365
Tailored Brands, Inc.	25,400	512,064

		95,445,260

See Notes to Financial Statements.

26

Description	Shares	Value
COMMON STOCKS (Continued)

Textiles, Apparel & Luxury Goods 0.3%
Perry Ellis International, Inc.*	152,700	$4,281,708

Thrifts & Mortgage Finance 7.5%
Capitol Federal Financial, Inc.	43,600	569,852
Dime Community Bancshares, Inc.	419,783	7,220,268
Essent Group Ltd.*	189,300	7,269,120
Federal Agricultural Mortgage Corp. (Class C Stock)	120,062	11,320,646
First Defiance Financial Corp.	205,344	6,603,863
Flagstar Bancorp, Inc.*	99,900	3,401,595
Meta Financial Group, Inc.	5,400	483,030
MGIC Investment Corp.*	1,414,900	17,657,952
OceanFirst Financial Corp.	53,300	1,554,761
Oritani Financial Corp.	266,082	4,257,312
PennyMac Financial Services, Inc. (Class A Stock)*	28,915	553,722
Provident Financial Services, Inc.	368,820	9,419,663
Radian Group, Inc.	934,566	17,896,939
TrustCo Bank Corp. NY	90,741	825,743
United Financial Bancorp, Inc.	355,700	6,228,307
Walker & Dunlop, Inc.	168,421	9,980,628
Washington Federal, Inc.	380,504	12,765,909

		118,009,310

Trading Companies & Distributors 3.4%
Aircastle Ltd.	608,853	12,621,522
BMC Stock Holdings, Inc.*	29,800	655,600
CAI International, Inc.*	204,106	4,686,274
GATX Corp.	212,247	17,476,418
H&E Equipment Services, Inc.	5,200	191,308
Rush Enterprises, Inc. (Class A Stock)*	97,800	4,409,802
Textainer Group Holdings Ltd.*	66,700	1,060,530
Triton International Ltd. (Bermuda)	348,400	12,263,680

		53,365,134

TOTAL COMMON STOCKS (cost $1,329,188,424)		1,568,502,300

See Notes to Financial Statements.

PGIM QMA Small-Cap Value Fund	27

Schedule of Investments (continued)

as of July 31, 2018

Description	Shares	Value
EXCHANGE TRADED FUND 0.1%
iShares Russell 2000 Value ETF(a) (cost $2,283,416)	17,872	$2,388,950

TOTAL LONG-TERM INVESTMENTS (cost $1,331,471,840)		1,570,891,250

SHORT-TERM INVESTMENTS 1.8%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	7,546,207	7,546,207
PGIM Institutional Money Market Fund (cost $19,985,152; includes $19,701,896 of cash collateral for securities on loan)(b)(w)	19,984,889	19,986,888

TOTAL SHORT-TERM INVESTMENTS (cost $27,531,359)		27,533,095

TOTAL INVESTMENTS 101.5% (cost $1,359,003,199)		1,598,424,345
Liabilities in excess of other assets (1.5)%		(23,082,040)

NET ASSETS 100.0%		$1,575,342,305

See the Glossary for abbreviations used in the annual report:

ETF—Exchange Traded Fund

REITs—Real Estate Investment Trusts

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $19,208,293; cash collateral of $19,701,896 (including in liabilities) was received with which the Fund purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

28

The following is a summary of the inputs used as of July 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$3,098,865	$—	$—
Air Freight & Logistics	14,363,987	—	—
Airlines	22,073,193	—	—
Auto Components	63,562,037	—	—
Automobiles	3,622,920	—	—
Banks	261,390,373	—	—
Biotechnology	3,768,525	—	—
Building Products	1,568,484	—	—
Capital Markets	32,075,524	—	—
Chemicals	23,756,895	—	—
Commercial Services & Supplies	38,317,614	—	—
Communications Equipment	4,246,175	—	—
Construction & Engineering	7,772,718	—	—
Consumer Finance	33,556,287	—	—
Containers & Packaging	3,040,617	—	—
Diversified Financial Services	7,186,093	—	—
Diversified Telecommunication Services	14,838,175	—	—
Electrical Equipment	12,373,307	—	—
Electronic Equipment, Instruments & Components	48,153,753	—	—
Energy Equipment & Services	14,182,216	—	—
Equity Real Estate Investment Trusts (REITs)	176,178,020	—	—
Food & Staples Retailing	16,962,980	—	—
Food Products	6,887,552	—	—
Gas Utilities	8,179,965	—	—
Health Care Providers & Services	20,129,341	—	—
Hotels, Restaurants & Leisure	6,640,776	—	—
Household Durables	56,053,320	—	—
Independent Power & Renewable Electricity Producers	15,962,676	—	—
Insurance	51,603,798	—	—
IT Services	9,446,109	—	—
Leisure Products	786,016	—	—
Machinery	35,908,604	—	—
Marine	8,591,624	—	—
Media	17,618,584	—	—
Metals & Mining	24,332,782	—	—
Mortgage Real Estate Investment Trusts (REITs)	86,464,111	—	—
Multiline Retail	6,092,493	—	—
Multi-Utilities	12,275,377	—	—
Oil, Gas & Consumable Fuels	48,997,182	—	—
Paper & Forest Products	35,656,820	—	—
Personal Products	2,175,944	—	—
Pharmaceuticals	13,292,328	—	—
Professional Services	11,564,806	—	—
Road & Rail	2,873,610	—	—
Semiconductors & Semiconductor Equipment	9,778,312	—	—
Specialty Retail	95,445,260	—	—

See Notes to Financial Statements.

PGIM QMA Small-Cap Value Fund	29

Schedule of Investments (continued)

as of July 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Textiles, Apparel & Luxury Goods	$4,281,708	$—	$—
Thrifts & Mortgage Finance	118,009,310	—	—
Trading Companies & Distributors	53,365,134	—	—
Exchange Traded Fund	2,388,950	—	—
Affiliated Mutual Funds	27,533,095	—	—

Total	$1,598,424,345	$—	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2018 were as follows (unaudited):

Banks	16.6%
Equity Real Estate Investment Trusts (REITs)	11.2
Thrifts & Mortgage Finance	7.5
Specialty Retail	6.1
Mortgage Real Estate Investment Trusts (REITs)	5.5
Auto Components	4.0
Household Durables	3.6
Trading Companies & Distributors	3.4
Insurance	3.3
Oil, Gas & Consumable Fuels	3.1
Electronic Equipment, Instruments & Components	3.1
Commercial Services & Supplies	2.4
Machinery	2.3
Paper & Forest Products	2.3
Consumer Finance	2.1
Capital Markets	2.0
Affiliated Mutual Funds (1.3% represents investments purchased with collateral from securities on loan)	1.8
Metals & Mining	1.5
Chemicals	1.5
Airlines	1.4
Health Care Providers & Services	1.3
Media	1.1
Food & Staples Retailing	1.1
Independent Power & Renewable Electricity Producers	1.0
Diversified Telecommunication Services	0.9
Air Freight & Logistics	0.9
Energy Equipment & Services	0.9

Pharmaceuticals	0.8%
Electrical Equipment	0.8
Multi-Utilities	0.8
Professional Services	0.7
Semiconductors & Semiconductor Equipment	0.6
IT Services	0.6
Marine	0.6
Gas Utilities	0.5
Construction & Engineering	0.5
Diversified Financial Services	0.5
Food Products	0.4
Hotels, Restaurants & Leisure	0.4
Multiline Retail	0.4
Textiles, Apparel & Luxury Goods	0.3
Communications Equipment	0.3
Biotechnology	0.2
Automobiles	0.2
Aerospace & Defense	0.2
Containers & Packaging	0.2
Road & Rail	0.2
Personal Products	0.1
Building Products	0.1
Leisure Products	0.1
Exchange Traded Fund	0.1

101.5
Liabilities in excess of other assets	(1.5)

100.0%

See Notes to Financial Statements.

30

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(1)	Net Amount
Securities on Loan	$19,208,293	$(19,208,293)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM QMA Small-Cap Value Fund	31

Statement of Assets & Liabilities

as of July 31, 2018

Assets
Investments at value, including securities on loan of $19,208,293:
Unaffiliated investments (cost $1,331,471,840)	$1,570,891,250
Affiliated investments (cost $27,531,359)	27,533,095
Receivable for Fund shares sold	3,703,241
Dividends and interest receivable	1,355,558
Receivable for investments sold	6,613
Prepaid expenses	122

Total Assets	1,603,489,879

Liabilities
Payable to broker for collateral for securities on loan	19,701,896
Payable for Fund shares reacquired	6,892,990
Management fee payable	793,616
Accrued expenses and other liabilities	505,949
Distribution fee payable	130,230
Affiliated transfer agent fee payable	67,763
Shareholders’ reports payable	55,130

Total Liabilities	28,147,574

Net Assets	$1,575,342,305

Net assets were comprised of:
Shares of beneficial interest, at par	$75,276
Paid-in capital in excess of par	1,266,584,892

1,266,660,168
Undistributed net investment income	7,552,567
Accumulated net realized gain on investment transactions	61,708,423
Net unrealized appreciation on investments	239,421,147

Net assets, July 31, 2018	$1,575,342,305

See Notes to Financial Statements.

32

Class A
Net asset value, redemption price per share, ($136,532,689 ÷ 6,515,785 shares of beneficial interest issued and outstanding)	$20.95
Maximum sales charge (5.50% of offering price)	1.22

Maximum offering price to public	$22.17

Class C
Net asset value, offering price and redemption price per share, ($36,637,894 ÷ 1,748,880 shares of beneficial interest issued and outstanding)	$20.95

Class R
Net asset value, offering price and redemption price per share, ($162,502,488 ÷ 7,864,293 shares of beneficial interest issued and outstanding)	$20.66

Class Z
Net asset value, offering price and redemption price per share, ($824,748,248 ÷ 39,364,448 shares of beneficial interest issued and outstanding)	$20.95

Class R2
Net asset value, offering price and redemption price per share, ($18,460 ÷ 883 shares of beneficial interest issued and outstanding)	$20.91

Class R4
Net asset value, offering price and redemption price per share, ($10,246 ÷ 489 shares of beneficial interest issued and outstanding)	$20.94

Class R6
Net asset value, offering price and redemption price per share, ($414,892,280 ÷ 19,780,995 shares of beneficial interest issued and outstanding)	$20.97

See Notes to Financial Statements.

PGIM QMA Small-Cap Value Fund	33

Statement of Operations

Year Ended July 31, 2018

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $8,163 foreign withholding tax)	$33,820,103
Income from securities lending, net (including affiliated income of $562,325)	1,961,603
Affiliated dividend income	66,285

Total income	35,847,991

Expenses
Management fee	9,365,685
Distribution fee(a)	2,026,694
Shareholder servicing fee(a)	15
Transfer agent’s fees and expenses (including affiliated expense of $402,975)(a)	1,087,997
Custodian and accounting fees	119,244
Shareholders’ reports	104,433
Registration fees(a)	101,893
Trustees’ fees	38,117
Legal fees and expenses	37,627
Audit fee	36,658
Miscellaneous	80,933

Total expenses	12,999,296
Less: Fee waiver and/or expense reimbursement(a)	(151,475)
Distribution fee waiver(a)	(479,809)

Net expenses	12,368,012

Net investment income (loss)	23,479,979

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on investment transactions (including affiliated of $9,134)	82,126,110
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $1,736)	65,714,134

Net gain (loss) on investment transactions	147,840,244

Net Increase (Decrease) In Net Assets Resulting From Operations	$171,320,223

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Distribution fee	399,810	387,340	1,239,523	—	21	—	—
Shareholder servicing fee	—	—	—	—	9	6	—
Transfer agent’s fees and expenses	197,810	61,925	221,434	605,231	39	24	1,534
Registration fees	11,364	13,305	16,164	12,516	15,734	15,734	17,076
Fee waiver and/or expense reimbursement	(13,327)	(3,873)	(16,527)	(86,241)	(15,759)	(15,748)	—
Distribution fee waiver	(66,635)	—	(413,174)	—	—	—	—

See Notes to Financial Statements.

34

Statements of Changes in Net Assets

	Year Ended July 31,
	2018	2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$23,479,979	$21,879,740
Net realized gain (loss) on investment transactions	82,126,110	154,517,095
Net change in unrealized appreciation (depreciation) on investments	65,714,134	84,388,989

Net increase (decrease) in net assets resulting from operations	171,320,223	260,785,824

Dividends and Distributions
Dividends from net investment income
Class A	(1,850,518)	(1,874,765)
Class C	(249,331)	(358,790)
Class R	(1,957,064)	(2,094,395)
Class Z	(14,533,576)	(15,379,742)
Class R6	(6,343,161)	(4,591,944)

	(24,933,650)	(24,299,636)

Distributions from net realized gains
Class A	(14,227,511)	(336,195)
Class C	(4,176,634)	(117,214)
Class R	(17,892,947)	(438,847)
Class Z	(92,687,961)	(2,399,788)
Class R6	(38,872,105)	(692,119)

	(167,857,158)	(3,984,163)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	289,069,270	447,840,846
Net asset value of shares issued in reinvestment of dividends and distributions	191,749,863	28,084,999
Cost of shares reacquired	(470,769,839)	(482,265,511)

Net increase (decrease) in net assets from Fund share transactions	10,049,294	(6,339,666)

Total increase (decrease)	(11,421,291)	226,162,359

Net Assets:
Beginning of year	1,586,763,596	1,360,601,237

End of year(a)	$1,575,342,305	$1,586,763,596

(a) Includes undistributed/(distributions in excess of) net investment income of:	$7,552,567	$9,003,992

See Notes to Financial Statements.

PGIM QMA Small-Cap Value Fund	35

Notes to Financial Statements

The Target Portfolio Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified open-end management investment company. The Trust currently consists of three series: PGIM Corporate Bond Fund, PGIM Core Bond Fund and PGIM QMA Small-Cap Value Fund. These financial statements relate only to the PGIM QMA Small-Cap Value Fund (the “Fund”). Effective June 11, 2018, the Funds’ name was changed by replacing “Prudential” with “PGIM” and Class Q shares were renamed Class R6 shares.

The investment objective of the Fund is above average capital appreciation.

1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”). Pursuant to the Board’s delegation, a Valuation Committee has been established as two persons, being one or more officers of the Trust, including: the Trust’s Treasurer (or the Treasurer’s direct reports); and the Trust’s Chief or Deputy Chief Compliance Officer (or Vice-President-level direct reports of the Chief or Deputy Chief Compliance Officer). Under the current valuation procedures, the Valuation Committee of the Board is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some

36

of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the

PGIM QMA Small-Cap Value Fund	37

Notes to Financial Statements (continued)

Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss)

38

in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Equity and Mortgage Real Estate Investment Trusts (REITs): The Fund invests in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fee, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PGIM QMA Small-Cap Value Fund	39

Notes to Financial Statements (continued)

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the Subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Fund. PGIM Investments administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Fund’s custodian (the Custodian), and the Fund’s transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with Quantitative Management Associates, LLC (“QMA”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly, at an annual rate of 0.60% of the Fund’s average daily net assets up to $2 billion and 0.575% of the Fund’s average daily net assets in excess of $2 billion. The effective management fee rate before any waivers and/or expense reimbursements, was 0.60% for the year ended July 31, 2018.

PGIM Investments LLC has contractually agreed to waive fees payable to PGIM Investments by the Fund in an amount up to 0.01% of the Fund’s average daily net assets through November 30, 2019, to the extent that the Fund’s net annual operating expenses and acquired fund fees and expenses (exclusive of taxes, interest, distribution and service (12b-1) fees and certain extraordinary expenses) exceed 0.68% of the Fund’s average daily net assets on an annualized basis. Separately, PGIM Investments has contractually agreed, through November 30, 2019, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the Total Annual Fund Operating Expenses to exceed 1.14% of average daily net assets for Class R2 shares or 0.89% of average daily net assets for Class R4 shares. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses,

40

and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C, Class R and Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z, Class R4 and Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to 0.30%, 1%, 0.75 and 0.25% of the average daily net assets of the Class A, Class C, Class R and Class R2 shares, respectively. PIMS has contractually agreed through November 30, 2019 to reduce such fees to 0.25% and 0.50% of the average daily net assets of the Class A and Class R shares, respectively.

The Fund has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to pay to Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or third-party service providers, as compensation for services rendered to the shareholders of such Class R2 and R4 shares, a shareholder service fee at an annual rate of 0.10% of the average daily net assets attributable to Class R2 and Class R4 shares. The shareholder service fee is accrued daily and paid monthly.

PIMS has advised the Fund that it has received $79,196 in front-end sales charges resulting from sales of Class A shares during the year ended July 31, 2018. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to sales persons and incurred other distribution costs. PIMS has advised the Fund that for the year ended July 31, 2018, it received $244 and $1,086 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively.

PGIM, Inc., PGIM Investments, PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

PGIM QMA Small-Cap Value Fund	41

Notes to Financial Statements (continued)

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended July 31, 2018 no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the reporting period ended July 31, 2018, PGIM, Inc. was compensated $283,563 by PGIM Investments for managing the Fund’s securities lending cash collateral as subadviser to the Money Market Fund. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

42

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended July 31, 2018, were $1,082,766,773 and $1,235,158,246, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended July 31, 2018, is presented as follows:

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income
PGIM Core Ultra Short Bond Fund	$7,537,319	$145,474,711	$145,465,823	$—	$—	$7,546,207	7,546,207	$66,285
PGIM Institutional Money Market Fund	146,630,682	1,513,085,130	1,639,734,531	(3,527)	9,134	19,986,888	19,984,889	562,325	**

	$154,168,001	$1,658,559,841	$1,785,200,354	$(3,527)	$9,134	$27,533,095		$628,610

*	The Fund did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5. Tax Information

The Fund has a tax year end of October 31st.

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized gain on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investment transactions. For the tax year ended October 31, 2017, the adjustments were to increase undistributed net investment income and decrease accumulated net realized gain on investment transactions by $2,246 due to investments in passive foreign investment companies. Net investment income, net realized gain (loss) on investment transactions and net assets were not affected by this change.

The tax character of distributions paid during the tax year ended October 31, 2017 was $28,283,799 of ordinary income. The tax character of distributions paid during the tax year ended October 31, 2016 were $51,248,554 of ordinary income and $348,375,656 of long-term capital gains.

PGIM QMA Small-Cap Value Fund	43

Notes to Financial Statements (continued)

As of the latest tax year ended October 31, 2017, the accumulated undistributed earnings on a tax basis were $69,809,159 of ordinary income and $115,479,678 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2018 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$1,370,322,595	$280,658,280	$(52,556,530)	$228,101,750

The differences between book basis and tax basis were primarily attributable to deferred losses on wash sales, investment in passive foreign investment companies and other book to tax differences.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class R shares are available to certain retirement plans, clearing and settlement firms. Class R, Class Z, Class R2, Class R4, and Class R6 shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Trust has authorized an unlimited number of shares of beneficial interest at $0.001 par value per share.

44

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

As of July 31, 2018, Prudential, through its affiliate entities, including affiliated funds (if applicable), owned 489 Class R2, 489 Class R4 and 374,522 Class R6 shares of the Fund. At reporting period end, four shareholders of record held 42% of the Fund’s outstanding shares on behalf of multiple beneficial owners, of which 8% were held by an affiliate of Prudential.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended July 31, 2018:
Shares sold	609,750	$12,628,799
Shares issued in reinvestment of dividends and distributions	774,075	15,574,392
Shares reacquired	(1,109,257)	(22,985,716)

Net increase (decrease) in shares outstanding before conversion	274,568	5,217,475
Shares issued upon conversion from other share class(es)	123,984	2,622,003
Shares reacquired upon conversion into other share class(es)	(96,834)	(1,987,831)

Net increase (decrease) in shares outstanding	301,718	$5,851,647

Year ended July 31, 2017:
Shares sold	1,045,987	$21,956,239
Shares issued in reinvestment of dividends and distributions	97,123	2,122,116
Shares reacquired	(1,355,866)	(27,710,814)

Net increase (decrease) in shares outstanding before conversion	(212,756)	(3,632,459)
Shares issued upon conversion from other share class(es)	102,329	2,130,933
Shares reacquired upon conversion into other share class(es)	(119,721)	(2,567,682)

Net increase (decrease) in shares outstanding	(230,148)	$(4,069,208)

Class C
Year ended July 31, 2018:
Shares sold	175,315	$3,644,251
Shares issued in reinvestment of dividends and distributions	215,029	4,345,731
Shares reacquired	(475,865)	(9,923,324)

Net increase (decrease) in shares outstanding before conversion	(85,521)	(1,933,342)
Shares reacquired upon conversion into other share class(es)	(63,972)	(1,322,968)

Net increase (decrease) in shares outstanding	(149,493)	$(3,256,310)

Year ended July 31, 2017:
Shares sold	923,353	$18,051,418
Shares issued in reinvestment of dividends and distributions	20,007	439,154
Shares reacquired	(563,729)	(11,832,910)

Net increase (decrease) in shares outstanding before conversion	379,631	6,657,662
Shares reacquired upon conversion into other share class(es)	(145,662)	(3,049,402)

Net increase (decrease) in shares outstanding	233,969	$3,608,260

PGIM QMA Small-Cap Value Fund	45

Notes to Financial Statements (continued)

Class R	Shares	Amount
Year ended July 31, 2018:
Shares sold	1,006,458	$20,163,276
Shares issued in reinvestment of dividends and distributions	998,994	19,850,011
Shares reacquired	(1,927,915)	(39,388,781)

Net increase (decrease) in shares outstanding	77,537	$624,506

Year ended July 31, 2017:
Shares sold	2,303,406	$47,413,620
Shares issued in reinvestment of dividends and distributions	117,171	2,533,242
Shares reacquired	(3,113,826)	(64,071,727)

Net increase (decrease) in shares outstanding	(693,249)	$(14,124,865)

Class Z
Year ended July 31, 2018:
Shares sold	6,916,540	$144,318,377
Shares issued in reinvestment of dividends and distributions	5,320,753	106,787,513
Shares reacquired	(15,779,927)	(326,819,846)

Net increase (decrease) in shares outstanding before conversion	(3,542,634)	(75,713,956)
Shares issued upon conversion from other share class(es)	144,337	2,963,061
Shares reacquired upon conversion into other share class(es)	(3,258,846)	(71,723,534)

Net increase (decrease) in shares outstanding	(6,657,143)	$(144,474,429)

Year ended July 31, 2017:
Shares sold	13,360,300	$281,484,230
Shares issued in reinvestment of dividends and distributions	812,818	17,727,562
Shares reacquired	(14,028,222)	(290,265,735)

Net increase (decrease) in shares outstanding before conversion	144,896	8,946,057
Shares issued upon conversion from other share class(es)	162,008	3,454,904
Shares reacquired upon conversion into other share class(es)	(828)	(17,637)

Net increase (decrease) in shares outstanding	306,076	$12,383,324

Class R2*
Period ended July 31, 2018:
Shares sold	883	$17,555
Shares reacquired	—	(4)

Net increase (decrease) in shares outstanding	883	$17,551

Class R4*
Period ended July 31, 2018:
Shares sold	489	$10,000

Net increase (decrease) in shares outstanding	489	$10,000

46

Class R6	Shares	Amount
Year ended July 31, 2018:
Shares sold	5,231,548	$108,287,012
Shares issued in reinvestment of dividends and distributions	2,249,488	45,192,216
Shares reacquired	(3,440,933)	(71,652,168)

Net increase (decrease) in shares outstanding before conversion	4,040,103	81,827,060
Shares issued upon conversion from other share class(es)	3,148,656	69,449,269

Net increase (decrease) in shares outstanding	7,188,759	$151,276,329

Year ended July 31, 2017:
Shares sold	3,800,437	$78,935,339
Shares issued in reinvestment of dividends and distributions	241,197	5,262,925
Shares reacquired	(4,219,698)	(88,384,325)

Net increase (decrease) in shares outstanding before conversion	(178,064)	(4,186,061)
Shares issued upon conversion from other share class(es)	2,269	48,884

Net increase (decrease) in shares outstanding	(175,795)	$(4,137,177)

*	Commencement of offering was December 28, 2017.

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 5, 2017 through October 4, 2018. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 5, 2017, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund utilized the SCA during the reporting period ended July 31, 2018. The average daily balance for the 36 days that the Fund had loans outstanding during the period was $5,575,389, borrowed at a weighted average interest rate of 2.52%. The maximum loan balance outstanding during the period was $35,234,000. At July 31, 2018, the Fund did not have an outstanding loan balance.

PGIM QMA Small-Cap Value Fund	47

Notes to Financial Statements (continued)

8. Other Risks

The Fund’s risks include, but are not limited to, the risks discussed below:

Counterparty Risk: For the one year period beginning July 25, 2017 through July 24, 2018, the Fund entered into an exclusive securities lending arrangement with a single counterparty (ie the borrower) as the sole counterparty to the Fund’s portfolio for its securities lending activity. If the borrower defaults, the loaned securities may fail to be returned to the Fund. However, this risk is mitigated since the market value of the securities on loan are fully collateralized. Furthermore, the Fund’s securities lending agent indemnified the Fund against default by the borrower.

Risks of Investing in Real Estate Investment Trusts (REITs): Real estate securities are subject to similar risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of payments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, Including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

In addition, investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Since REITs are relatively smaller in size when compared to the broader market, and smaller companies tend to be more volatile than larger companies, they may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Portfolio will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Portfolio.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be

48

able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

PGIM QMA Small-Cap Value Fund	49

Financial Highlights

Class A Shares
	Year Ended July 31,				February 14, 2014(a) through July 31,
	2018	2017	2016	2015	2014(b)
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$21.32	$18.16	$25.21	$26.70	$26.26
Income (loss) from investment operations:
Net investment income (loss)	0.26	0.26	0.32	0.46	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.04	3.25	(0.07)	0.78	0.35
Total from investment operations:	2.30	3.51	0.25	1.24	0.44
Less Dividends and Distributions:
Dividends from net investment income	(0.31)	(0.30)	(0.55)	(0.19)	-
Distributions from net realized gains	(2.36)	(0.05)	(6.75)	(2.54)	-
Total dividends and distributions	(2.67)	(0.35)	(7.30)	(2.73)	-
Net asset value, end of period	$20.95	$21.32	$18.16	$25.21	$26.70
Total Return(d):	11.31%	19.29%	3.98%	4.53%	1.68%

Ratios/Supplemental Data:
Net assets, end of period (000)	$136,533	$132,512	$116,997	$138,855	$13
Average net assets (000)	$133,270	$129,902	$121,788	$16,282	$12
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	1.02%	0.96%	0.98%	1.14%	0.93%	(f)
Expenses before waivers and/or expense reimbursement	1.08% (g)	1.02%	1.04%	1.20%	0.98%	(f)
Net investment income (loss)	1.27%	1.27%	1.67%	1.76%	0.74%	(f)
Portfolio turnover rate(h)	70%	95%	72%	111%	42%	(i)

(a)	Commencement of operations.
(b)	For the period ended July 31, 2014. The Trust changed its fiscal year end from October 31 to July 31, effective July 31, 2014.
(c)	Calculated based on average shares outstanding during the period.
(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)	Effective August 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(i)	Not annualized.

See Notes to Financial Statements.

50

Class C Shares
	Year Ended July 31,			June 19, 2015(a) through July 31,
	2018	2017	2016	2015
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$21.32	$18.18	$25.19	$26.36
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.10	0.17	0.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.03	3.26	(0.06)	(1.19)
Total from investment operations:	2.13	3.36	0.11	(1.17)
Less Dividends and Distributions:
Dividends from net investment income	(0.14)	(0.17)	(0.37)	-
Distributions from net realized gains	(2.36)	(0.05)	(6.75)	-
Total dividends and distributions	(2.50)	(0.22)	(7.12)	-
Net asset value, end of period	$20.95	$21.32	$18.18	$25.19
Total Return(c):	10.44%	18.43%	3.19%	(4.44)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$36,638	$40,476	$30,257	$35,293
Average net assets (000)	$38,734	$41,745	$30,498	$33,702
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.81%	1.71%	1.73%	1.90%	(e)
Expenses before waivers and/or expense reimbursement	1.82% (f)	1.72%	1.74%	1.91%	(e)
Net investment income (loss)	0.49%	0.49%	0.92%	0.75%	(e)
Portfolio turnover rate(g)	70%	95%	72%	111%	(h)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Effective August 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(h)	Not annualized.

See Notes to Financial Statements.

PGIM QMA Small-Cap Value Fund	51

Financial Highlights (continued)

Class R Shares
	Year Ended July 31,				Nine Months Ended July 31,		Year Ended October 31,
	2018	2017	2016	2015	2014(a)		2013
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$21.06	$17.95	$25.00	$26.51	$27.48		$21.21
Income (loss) from investment operations:
Net investment income (loss)	0.21	0.21	0.26	0.26	0.11		0.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.01	3.21	(0.07)	0.91	0.98		6.87
Total from investment operations:	2.22	3.42	0.19	1.17	1.09		7.07
Less Dividends and Distributions:
Dividends from net investment income	(0.26)	(0.26)	(0.49)	(0.14)	(0.15)		(0.19)
Distributions from net realized gains	(2.36)	(0.05)	(6.75)	(2.54)	(1.91)		(0.61)
Total dividends and distributions	(2.62)	(0.31)	(7.24)	(2.68)	(2.06)		(0.80)
Net asset value, end of period	$20.66	$21.06	$17.95	$25.00	$26.51		$27.48
Total Return(c):	11.05%	19.00%	3.70%	4.29%	4.17%		34.55%

Ratios/Supplemental Data:
Net assets, end of period (000)	$162,502	$164,019	$152,186	$150,536	$143,655		$119,047
Average net assets (000)	$165,270	$159,240	$145,703	$152,743	$134,383		$99,668
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.26%	1.21%	1.23%	1.22%	1.18%	(e)	1.17%
Expenses before waivers and/or expense reimbursement	1.52% (f)	1.47%	1.49%	1.48%	1.43%	(e)	1.42%
Net investment income (loss)	1.04%	1.03%	1.42%	0.99%	0.54%	(e)	0.83%
Portfolio turnover rate(g)	70%	95%	72%	111%	42%	(h)	40%

(a)	For the nine month period ended July 31, 2014. The Trust changed its fiscal year end from October 31 to July 31, effective July 31, 2014.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Effective August 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(h)	Not annualized.

See Notes to Financial Statements.

52

Class Z Shares
	Year Ended July 31,				Nine Months Ended July 31,		Year Ended October 31,
	2018	2017	2016	2015	2014(a)		2013
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$21.32	$18.14	$25.22	$26.73	$27.71		$21.39
Income (loss) from investment operations:
Net investment income (loss)	0.34	0.31	0.37	0.39	0.21		0.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.02	3.27	(0.08)	0.92	1.00		6.91
Total from investment operations:	2.36	3.58	0.29	1.31	1.21		7.23
Less Dividends and Distributions:
Dividends from net investment income	(0.37)	(0.35)	(0.62)	(0.28)	(0.28)		(0.30)
Distributions from net realized gains	(2.36)	(0.05)	(6.75)	(2.54)	(1.91)		(0.61)
Total dividends and distributions	(2.73)	(0.40)	(7.37)	(2.82)	(2.19)		(0.91)
Net asset value, end of period	$20.95	$21.32	$18.14	$25.22	$26.73		$27.71
Total Return(c):	11.65%	19.66%	4.20%	4.79%	4.60%		35.16%

Ratios/Supplemental Data:
Net assets, end of period (000)	$824,748	$981,061	$829,360	$1,077,790	$1,781,471		$1,622,779
Average net assets (000)	$862,416	$940,720	$811,529	$1,828,713	$1,782,968		$1,342,995
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.69%	0.71%	0.73%	0.72%	0.68%	(e)	0.67%
Expenses before waivers and/or expense reimbursement	0.70% (f)	0.72%	0.74%	0.72%	0.68%	(e)	0.67%
Net investment income (loss)	1.62%	1.51%	1.93%	1.48%	1.05%	(e)	1.32%
Portfolio turnover rate(g)	70%	95%	72%	111%	42%	(h)	40%

(a)	For the nine month period ended July 31, 2014. The Trust changed its fiscal year end from October 31 to July 31, effective July 31, 2014.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Effective August 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(h)	Not annualized.

See Notes to Financial Statements.

PGIM QMA Small-Cap Value Fund	53

Financial Highlights (continued)

Class R2 Shares
	December 28, 2017(a) through July 31, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$20.44
Income (loss) from investment operations:
Net investment income (loss)	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.38
Total from investment operations:	0.47
Net asset value, end of period	$20.91
Total Return(c):	2.30%
Ratios/Supplemental Data:
Net assets, end of period (000)	$18
Average net assets (000)	$14
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.14%	(e)
Expenses before waivers and/or expense reimbursement	187.96%	(e)(f)
Net investment income (loss)	0.72%	(e)
Portfolio turnover rate(g)	70%	(h)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Effective August 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(h)	Not annualized.

See Notes to Financial Statements.

54

Class R4 Shares
	December 28, 2017(a) through July 31, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$20.44
Income (loss) from investment operations:
Net investment income (loss)	0.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.39
Total from investment operations:	0.50
Net asset value, end of period	$20.94
Total Return(c):	2.45%
Ratios/Supplemental Data:
Net assets, end of period (000)	$10
Average net assets (000)	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.89%	(e)
Expenses before waivers and/or expense reimbursement	270.32%	(e)(f)
Net investment income (loss)	0.95%	(e)
Portfolio turnover rate(g)	70%	(h)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Effective August 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(h)	Not annualized.

See Notes to Financial Statements.

PGIM QMA Small-Cap Value Fund	55

Financial Highlights (continued)

Class R6 Shares
	Year Ended July 31,			September 25, 2014(a) through July 31,
	2018	2017	2016	2015
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$21.34	$18.15	$25.23	$26.68
Income (loss) from investment operations:
Net investment income (loss)	0.34	0.32	0.36	0.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.04	3.28	(0.05)	1.01
Total from investment operations:	2.38	3.60	0.31	1.37
Less Dividends and Distributions:
Dividends from net investment income	(0.39)	(0.36)	(0.64)	(0.28)
Distributions from net realized gains	(2.36)	(0.05)	(6.75)	(2.54)
Total dividends and distributions	(2.75)	(0.41)	(7.39)	(2.82)
Net asset value, end of period	$20.97	$21.34	$18.15	$25.23
Total Return(c):	11.72%	19.77%	4.29%	5.04%
Ratios/Supplemental Data:
Net assets, end of period (000)	$414,892	$268,695	$231,801	$121,283
Average net assets (000)	$361,244	$263,763	$187,644	$36,516
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.63%	0.64%	0.66%	0.70%	(e)
Expenses before waivers and/or expense reimbursement	0.63% (f)	0.64%	0.66%	0.70%	(e)
Net investment income (loss)	1.64%	1.58%	1.96%	1.67%	(e)
Portfolio turnover rate(g)	70%	95%	72%	111%	(h)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Effective August 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(h)	Not annualized.

See Notes to Financial Statements.

56

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

The Target Portfolio Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the fund listed in the Appendix (the Fund), including the schedule of investments, as of July 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended July 31, 2018, and the related notes (collectively, the financial statements) and the financial highlights for the year or period indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period ended July 31, 2018, and the financial highlights for the year or period indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2018, by correspondence with the custodians, transfer agents and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

September 17, 2018

PGIM QMA Small-Cap Value Fund	57

Appendix A

PGIM QMA Small-Cap Value Fund (formerly Prudential QMA Small-Cap Value Fund)

58

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding (60) Board Member Portfolios Overseen: 91	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon (66) Board Member Portfolios Overseen: 91	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

Linda W. Bynoe (66) Board Member Portfolios Overseen: 91	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

PGIM QMA Small-Cap Value Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Barry H. Evans (57) Board Member Portfolios Overseen: 90	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (since 2011); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein (61) Board Member & Independent Chair Portfolios Overseen: 91	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick (56) Board Member Portfolios Overseen: 90	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008); Independent Director Kabbage, Inc. (since July 2018) (financial services).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company); Independent Director, Kabbage, Inc. (since July 2018) (financial services).	Since September 2017

Michael S. Hyland, CFA (72) Board Member Portfolios Overseen: 91	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Richard A. Redeker (75) Board Member Portfolios Overseen: 91	Retired Mutual Fund Senior Executive (50 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.	Since October 1993

PGIM QMA Small-Cap Value Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Brian K. Reid (56)# Board Member Portfolios Overseen: 90	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

# Mr. Reid joined the Board effective as of March 1, 2018.

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker (55) Board Member & President Portfolios Overseen: 91	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Visit our website at pgiminvestments.com

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin (45) Board Member & Vice President Portfolios Overseen:91	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Grace C. Torres* (59) Board Member Portfolios Overseen: 90	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

PGIM QMA Small-Cap Value Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (63) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

Chad A. Earnst (43) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and PGIM Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Dino Capasso (44) Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Deborah A. Docs (60) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2004

Jonathan D. Shain (60) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Visit our website at pgiminvestments.com

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo (43) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Andrew R. French (55) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Charles H. Smith (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since January 2017

Brian D. Nee (52) Treasurer and Principal Financial and Accounting Officer	Vice President and Head of Finance of PGIM Investments LLC (since August 2015) and PGIM Global Partners (since February 2017); formerly, Vice President, Treasurer’s Department of Prudential (September 2007-August 2015).	Since July 2018

Peter Parrella (60) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

Lana Lomuti (51) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin (57) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014

Kelly A. Coyne (50) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

PGIM QMA Small-Cap Value Fund

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreement

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM QMA Small-Cap Value Fund (the “Fund”)1 consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7, 2018 and on June 19-21, 2018 and approved the renewal of the agreements through July 31, 2019, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular

Board meetings, presentations from portfolio managers and other information, as well

[1]	PGIM QMA Small-Cap Value Fund is a series of The Target Portfolio Trust.

PGIM QMA Small-Cap Value Fund

Approval of Advisory Agreement (continued)

as information furnished at or in advance of the meetings on June 7, 2018 and on June 19-21, 2018.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and QMA. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, including investment research and security selection as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of the QMA portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments and QMA. The Board noted that QMA is affiliated with PGIM Investments.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and QMA under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM QMA Small-Cap Value Fund

Approval of Advisory Agreement (continued)

Other Benefits to PGIM Investments and QMA

The Board considered potential ancillary benefits that might be received by PGIM Investments, QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2017.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2017. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to evaluate performance, and the Peer Group, which was used to evaluate fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also may have provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the

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Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Gross Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	2nd Quartile	2nd Quartile	2nd Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the three-, five- and ten-year periods, though it underperformed over the one-year period.
•

The Board also considered that, when it evaluated performance the prior year, as of December 31, 2016, the Fund ranked in the first quartile of its peers over the one-, three- and ten-year periods and ranked in the second quartile over the five-year period and outperformed its benchmark index over the one-, three, five- and ten-year periods.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual waiver of up to 0.01% to the extent that the Fund’s annual operating expenses and acquired fund fees and expenses (exclusive of certain fees and expenses) exceed 0.68% through November 30, 2019.

•

The Board and PGIM Investments also agreed to continue the Fund’s existing expense cap which (exclusive of certain fees and expenses) caps transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause the total annual fund operating expenses to exceed 1.14% for Class R2 shares and 0.89% for Class R4 shares through November 30, 2019.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM QMA Small-Cap Value Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Trustees has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website at www.sec.gov.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Brian D. Nee, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Chad A. Earnst, Chief Compliance Officer • Deborah A. Docs, Secretary • Dino Capasso, Vice President and Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM QMA Small-Cap Value Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM QMA SMALL-CAP VALUE FUND

SHARE CLASS	A	C	R	Z	R2	R4	R6*
NASDAQ	TSVAX	TRACX	TSVRX	TASVX	PSVDX	PSVKX	TSVQX
CUSIP	875921785	875921710	875921843	875921306	875921611	875921595	875921777

* Formerly known as Class Q

MF232E

PGIM CORE BOND FUND

(formerly known as Prudential Core Bond Fund)

ANNUAL REPORT

JULY 31, 2018

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Objective: Total return

Highlights

•	Sector allocation was a strong contributor to performance, highlighted by overweights to commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS).

•	An underweight in mortgage-backed securities (MBS) was a modest detractor over the one-year period.

•	Security selection in collateralized loan obligations (CLOs), non-agency mortgages, interest rate swaps, ABS, and emerging markets added to performance.

•	Security selection in investment-grade corporates, CMBS, and MBS limited results.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2018 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM Core Bond Fund	3

This Page Intentionally Left Blank

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Core Bond Fund informative and useful. The report covers performance for the 12-month period that ended July 31, 2018.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds were renamed PGIM Funds. This renaming is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name has changed. Your Fund’s management and operation, along with its symbols, remained the same.*

Over the reporting period, the global economy continued to grow, and central banks gradually tightened monetary policy. In the US, the economy expanded and employment increased. In June, the Federal Reserve hiked interest rates for the seventh time since 2015, based on confidence in the economy.

Equity returns were strong, due to optimistic earnings expectations and investor sentiment. Global equities, including emerging markets, generally posted positive returns. However, they trailed the performance of US equities, which rose on higher corporate profits, new regulatory policies, and tax reform benefits. Volatility spiked briefly in the middle of the period on inflation concerns, rising interest rates, and a potential global trade war, but it decreased as the period ended.

The overall bond market declined modestly during the period, as measured by the Bloomberg Barclays US Aggregate Bond Index. The best performance came from higher-yielding, economically sensitive sectors. Although they finished the period with negative returns, US investment-grade corporate bonds outperformed US government nominal bonds. A major trend during the period was the flattening of the US Treasury yield curve, which increased the yield on fixed income investments with shorter maturities and made them more attractive to investors.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Core Bond Fund

September 14, 2018

*The Prudential Day One Funds did not change their names.

PGIM Core Bond Fund	5

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/18 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–5.59	N/A	N/A	–0.05 (2/17/15)
Class C	–2.74	N/A	N/A	0.56 (2/17/15)
Class R	–1.39	N/A	N/A	1.05 (2/17/15)
Class Z	–0.90	1.41	3.96	—
Class R6*	–0.74	N/A	N/A	1.61 (2/17/15)
Bloomberg Barclays US Aggregate Bond Index
	–0.80	2.25	3.73	—
Lipper Core Bond Funds Average
	–0.86	2.12	3.75	—

	Average Annual Total Returns as of 7/31/18 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–1.14	N/A	N/A	1.29 (2/17/15)
Class C	–1.78	N/A	N/A	0.56 (2/17/15)
Class R	–1.39	N/A	N/A	1.05 (2/17/15)
Class Z	–0.90	1.41	3.96	—
Class R6*	–0.74	N/A	N/A	1.61 (2/17/15)
Bloomberg Barclays US Aggregate Bond Index
	–0.80	2.25	3.73	—
Lipper Core Bond Funds Average
	–0.86	2.12	3.75	—

*Formerly known as Class Q shares

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg Barclays US Aggregate Bond Index by portraying the initial account values at the beginning of the 10-year period (July 31, 2008) and the account values at the end of the current fiscal period (July 31, 2018), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for Class A, Class C, Class R, and Class R6* shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

*Formerly known as Class Q

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to the class’ inception date.

PGIM Core Bond Fund	7

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described in the table below.

	Class A	Class C	Class R	Class Z	Class R6*
Maximum initial sales charge	4.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	0.75% (0.50% currently)	None	None

Benchmark Definitions

Bloomberg Barclays US Aggregate Bond Index—The Bloomberg Barclays US Aggregate Bond Index is unmanaged and represents securities that are SEC registered, taxable, and dollar denominated. It covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The average annual total returns for the Index measured from the month-end closest to the inception date of the Fund’s Class A, Class C, Class R, and Class R6* shares through 7/31/18 is 1.15%.

Lipper Core Bond Funds Average—Lipper Core Bond funds invest at least 85% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high yield, global, and emerging market debt. These funds maintain dollar-weighted average maturities of five to 10 years. The average annual total returns for the Average measured from the month-end closest to the inception date of the Fund’s Class A, Class C, Class R, and Class R6* shares through 7/31/18 is 1.06%.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

*Formerly known as Class Q

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Distributions and Yields as of 7/31/18
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield** (%)	SEC 30-Day Unsubsidized Yield*** (%)
Class A	0.25	2.53	2.38
Class C	0.17	1.89	1.09
Class R	0.22	2.38	–93.94
Class Z	0.27	2.89	2.87
Class R6*	0.28	2.94	2.89

*Formerly known as Class Q

**SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the fund’s net expenses (net of any expense waivers or reimbursements).

***SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses.

Credit Quality expressed as a percentage of total investments as of 7/31/18 (%)
AAA	61.9
AA	7.2
A	14.9
BBB	13.4
BB	0.1
Not Rated	2.2
Cash Equivalents	0.4
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

PGIM Core Bond Fund	9

Strategy and Performance Overview

How did the Fund perform?

The PGIM Core Bond Fund’s Class Z shares declined 0.90% for the 12-month reporting period that ended July 31, 2018, underperforming the 0.80% decline of the Bloomberg Barclays US Aggregate Bond Index (the Index) and the 0.86% decline of the Lipper Core Bond Funds Average.

What were market conditions?

•

2017 was not expected to be a good year for bonds. There was so much for the bond market to fear. European and Japanese interest rates had risen as the European Central Bank (ECB) and Bank of Japan (BoJ) began their respective stylized tapering. The U.S. had its Republican sweep, bringing with it expectations for pro-cyclical fiscal stimuli and upside risks for Federal Reserve (Fed) rate hikes. All said, this confluence of events was expected to finally torpedo the decades-old bond bull market.

•

While European political fears turned out to be a bit overblown, all of the other fears were more or less grounded. The ECB and BoJ continued to reduce their purchases, fiscal stimulus in the U.S. was on the way, and the world’s economy generally continued to improve. But thanks to positive yield curves lending a little yield and roll-down advantage relative to cash, coupled with a little more spread tightening (i.e., narrower spreads between yields on U.S. Treasuries versus other types of bonds with comparable maturities), 2017 confounded many of the initial expectations and turned out to be yet another solid year for fixed income. Broad benchmarks generally outperformed cash and, as many expected, the higher-yielding sectors turned in particularly impressive performances.

•

The markets struggled at the end of the period as the fears on the trade and political fronts that emerged early in 2018 were realized in the second quarter to varying degrees, while the long shadow of quantitative tightening continued to stretch across the markets. The trade conflicts started getting uneasy at the G20 but then became real as U.S. barbs were met with tit-for-tat measures, which PGIM Fixed Income believes are at risk of intensifying during the third quarter of this year and beyond. (The G20, or Group of Twenty, is an international forum for governments representing 19 of the world’s largest economies and the European Union.) The results from the elections in Italy in the first quarter of 2018 transformed into a market nightmare in the second quarter as renegade parties entered a coalition with a platform that appeared to jeopardize Italy’s finances and its relationship with Europe. Meanwhile, emerging market developments, including elections in Turkey and Mexico, raised concerns about the potential rise in policy heterodoxy. Over the first half of 2018, these concerns fueled a continued widening of spreads from the tight spreads in the first quarter, which may have gotten a bit ahead of fundamentals.

•	The fixed income markets, as represented by the Bloomberg Barclays US Aggregate Bond Index, posted a modestly negative return of –0.80%.

10	Visit our website at pgiminvestments.com

•

U.S. corporate bonds, as represented by the Bloomberg Barclays Corporate Index, returned –0.73% with an excess return to U.S. Treasuries of +76 basis points (bps) during the reporting period. (One basis point equals 0.01%.) Industrials outperformed financials and utilities, albeit all sectors posted negative returns over the reporting period. Metals & mining, energy, and telecom were among the strongest sectors over the period, while cable & satellite, finance companies, and capital goods were amongst the largest underperformers.

•

The Bloomberg Barclays Agency MBS Index posted its best month in July since September 2017 as strong broad-based demand returned with a sell-off in rates to 3%, muted volatility, and contained supply coming off peak seasonals. The 30-year mortgage rate has remained sticky recently. It dipped to about 4.63% in June and ended July at 4.75%.

•

Structured products also posted tepid returns for the reporting period. At the end of the period, issuance of CMBS remained on the light side, and we expect supply to remain light in August. ABS saw a surge in supply at the end of the period as investors looked to put capital to work entering the new quarter. Year to date, new issuance is approximately $148 billion, 13% ahead of the pace in 2017. In secondary markets, dealers remained more risk averse and maintained light balance sheets as a heavy primary market supply hindered demand for secondary paper.

What worked?

•	Sector allocation was a strong contributor to performance, highlighted by overweights to CMBS and ABS.

•	Security selection in CLOs, non-agency mortgages, interest rate swaps, ABS, and emerging markets added to performance.

•	Within corporates, positioning in the upstream energy, banking, and foreign non-corporate sectors was positive.

•

In individual security selection, the Fund benefited from overweights to issuers in the upstream energy sector, including Cenovus Energy, Devon Energy, and Husky Energy. Overweights to DDR Corp. (REITs) and Qatar were also positive.

•

The Fund’s tactical duration position and yield curve flattener positioning both added modestly to performance for the one-year period. Duration measures the sensitivity of the price (the value of principal) of a bond to a change in interest rates. The Fund’s active duration positioning ranged from –0.3 years short to +0.4 years long versus its benchmark, ending the period at the shorter end of the range at –0.2 years.

What didn’t work?

•	An underweight in MBS was a modest detractor over the one-year period.

•	Security selection in investment-grade corporates, CMBS, and MBS limited results.

PGIM Core Bond Fund	11

Strategy and Performance Overview (continued)

•	The Fund’s positioning in the electric utilities, consumer non-cyclical, and revenue education municipal sectors detracted from performance.

•

In individual security selection, the Fund’s overweight positions in Newell Brands (consumer non-cyclical) and Exelon (electric utilities) detracted from returns. Underweights to Verizon (telecom) and Vale (metals & mining) were also negative.

Did the Fund use derivatives and how did they affect performance?

The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Fund used interest rate futures, options, and swaps to help manage duration positioning and yield curve exposure. Futures and options modestly detracted from performance while swaps added value.

Current outlook

•

At the outset of the second quarter, PGIM Fixed Income anticipated a trading range on the U.S. Treasury 10-year yield between 2.65% and 2.95% with U.S. Treasuries poised to outperform derivatives (both futures and interest rate swaps). While the 10-year trading range was slightly higher at 2.75% to 3.10%, cash Treasuries outperformed swaps as spreads at the intermediate and long portions of the yield curve widened during the quarter. Looking ahead, given the potential for further changes to the interest rate on excess reserves (IOER) toward the lower end of the Fed’s rate corridor, U.S. Treasury funding rates should trade lower in tandem, thus richening U.S Treasuries relative to fixed-rate derivatives.

•

Overall, PGIM Fixed Income anticipates that it will likely add duration when the 10-year yield approaches the top of the recent trading range of 2.75%-3.00%, while potentially shedding duration when the yield moves toward the bottom of the range. More specifically, PGIM Fixed Income is maintaining long positioning in the seven-year portion of the U.S. yield curve and short positioning at the front of the curve. PGIM Fixed Income believes the market continues to underprice future Fed tightening given that PGIM Fixed Income’s base case calls for a total of four fed funds rate hikes in 2018 (i.e., two more hikes in the second half of this year) and two additional hikes in 2019.

•

PGIM Fixed Income maintains a positive view of fundamentals in the credit sectors of the fixed income market with overweight positions in spread sectors including structured product sectors (CLO, CMBS, and ABS).

•

In investment-grade corporate bonds, as we enter the later stage of the credit cycle, PGIM Fixed Income continues to favor better-quality financials and electric utilities over industrials that are subject to event risk. Within industrials, PGIM Fixed Income is focusing on names where an “event” has passed, as higher-quality corporates continue to lever up and mergers and acquisitions (M&A) activity remains a concern. We remain overweight in BBB-rated issuers due to a steep spread curve.

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•

Regarding mortgage products, PGIM Fixed Income is neutral versus rates while it remains underweight versus other spread products. PGIM Fixed Income prefers up-in-coupon positioning in both 30- and 15-year sectors to maximize carry relative to the Index. PGIM Fixed Income remains a holder of seasoned pools given better prepayment behavior and better convexity.

•

PGIM Fixed Income has a long-term positive view of structured products at the top of the capital structure, especially CLOs and CMBS, although spreads could widen modestly in the short term before stabilizing. PGIM Fixed Income remains content to earn carry at current spreads, and remains negative on conduit CMBS mezzanine tranches as credit quality has been unimpressive. Amid tight spreads and high leverage demand, the Fund is looking more at financing trades, rather than exposure to underlying assets.

•

U.S. government-related sectors, including Treasuries, agency bonds, and agency mortgage-backed securities, remain a significant underweight as we find more compelling value in the aforementioned sectors.

PGIM Core Bond Fund	13

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended July 31, 2018. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the

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period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Core Bond Fund		Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$991.70	0.70%	$3.46
	Hypothetical	$1,000.00	$1,021.32	0.70%	$3.51
Class C	Actual	$1,000.00	$988.10	1.45%	$7.15
	Hypothetical	$1,000.00	$1,017.60	1.45%	$7.25
Class R	Actual	$1,000.00	$990.50	0.95%	$4.69
	Hypothetical	$1,000.00	$1,020.08	0.95%	$4.76
Class Z	Actual	$1,000.00	$992.00	0.45%	$2.22
	Hypothetical	$1,000.00	$1,022.56	0.45%	$2.26
Class R6**	Actual	$1,000.00	$993.20	0.40%	$1.98
	Hypothetical	$1,000.00	$1,022.81	0.40%	$2.01

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2018, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**Formerly known as Class Q shares.

PGIM Core Bond Fund	15

Schedule of Investments

as of July 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS 98.7%

ASSET-BACKED SECURITIES 21.6%

Automobiles 4.6%
AmeriCredit Automobile Receivables Trust,
Series 2016-4, Class C	2.410%	07/08/22	100	$98,339
Series 2017-3, Class C	2.690	06/19/23	240	235,713
Series 2017-4, Class C	2.600	09/18/23	600	587,494
Series 2018-1, Class C	3.500	01/18/24	500	500,625
Avis Budget Rental Car Funding AESOP LLC,
Series 2013-1A, Class A, 144A	1.920	09/20/19	367	366,271
Series 2015-2A, Class A, 144A	2.630	12/20/21	300	295,340
Series 2016-1A, Class A, 144A	2.990	06/20/22	900	888,677
Series 2018-1A, Class A, 144A	3.700	09/20/24	1,100	1,100,036
Drive Auto Receivables Trust, Series 2018-1, Class B	2.880	02/15/22	500	498,571
Enterprise Fleet Financing LLC,
Series 2016-2, Class A2, 144A	1.740	02/22/22	90	89,838
Series 2017-1, Class A2, 144A	2.130	07/20/22	569	565,472
Ford Credit Auto Owner Trust,
Series 2017-1, Class A, 144A	2.620	08/15/28	1,500	1,462,201
Series 2017-2, Class A, 144A	2.360	03/15/29	1,600	1,533,327
Ford Credit Auto Owner Trust/Ford Credit, Series 2018-2, Class A, 144A^	3.470	01/15/30	1,100	1,099,960
Ford Credit Floorplan Master Owner Trust A,
Series 2017-3, Class A	2.480	09/15/24	1,200	1,165,367
Series 2018-2, Class A	3.170	03/15/25	4,000	3,972,589
Hertz Vehicle Financing II LP, Series 2016-1A, Class A, 144A	2.320	03/25/20	200	199,174
OneMain Direct Auto Receivables Trust,
Series 2017-01A, Class A, 144A	2.160	10/15/20	926	922,898
Series 2017-2A, Class B, 144A	2.550	11/14/23	1,600	1,577,960
Series 2017-2A, Class C, 144A	2.820	07/15/24	400	393,476
Series 2018-1A, Class A, 144A	3.430	12/16/24	1,800	1,799,589
Santander Drive Auto Receivables Trust,
Series 2017-3, Class C	2.760	12/15/22	400	394,325
Series 2018-1, Class C	2.960	03/15/24	300	296,597
Series 2018-2, Class C	3.350	07/17/23	430	428,331

				20,472,170

See Notes to Financial Statements.

PGIM Core Bond Fund	17

Schedule of Investments (continued)

as of July 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations 10.1%
ALM Ltd. (Cayman Islands), Series 2013-8A, Class A1R, 144A, 3 Month LIBOR + 1.490%	3.829	%(c)	10/15/28	250	$250,271
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2015-6A, Class AR, 144A, 3 Month LIBOR + 1.270%	3.609	(c)	07/15/30	750	750,984
Apidos CLO XXIII (Cayman Islands), Series 2015-23A, Class A1R, 144A, 3 Month LIBOR + 0.820%	3.159	(c)	01/15/27	1,250	1,245,870
ArrowMark Colorado Holdings (Cayman Islands), Series 2017-6A, Class A1, 144A, 3 Month LIBOR + 1.280%	3.619	(c)	07/15/29	250	250,364
Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2014-1A, Class AR2, 144A, 3 Month LIBOR + 1.260%	3.599	(c)	07/16/29	750	750,968
Series 2017-8A, Class A, 144A, 3 Month LIBOR + 1.300%	3.639	(c)	01/16/30	250	249,848
Avery Point CLO Ltd. (Cayman Islands), Series 2015-6A, Class A, 144A, 3 Month LIBOR + 1.450%	3.813	(c)	08/05/27	250	250,000
Ballyrock CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 144A, 3 Month LIBOR + 1.590%	3.929	(c)	10/15/28	250	250,000
Battalion CLO Ltd. (Cayman Islands),
Series 2014-7A, Class A1RR, 144A, 3 Month LIBOR + 1.040%	3.376	(c)	07/17/28	1,250	1,246,957
Series 2015-8A, Class A1R, 144A, 3 Month LIBOR + 1.340%	3.673	(c)	07/18/30	250	250,496
Series 2016-10A, Class A1, 144A, 3 Month LIBOR + 1.550%	3.892	(c)	01/24/29	250	250,814
Benefit Street Partners CLO Ltd. (Cayman Islands), Series 2017-12A, Class A1, 144A, 3 Month LIBOR + 1.250%	3.589	(c)	10/15/30	500	500,698
BlueMountain CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1R, 144A, 3 Month LIBOR + 1.330%	3.667	(c)	04/13/27	500	500,000
Canyon Capital CLO Ltd. (Cayman Islands), Series 2015-1A, Class AS, 144A, 3 Month LIBOR + 1.250%	3.589	(c)	04/15/29	750	750,826
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class AR, 144A, 3 Month LIBOR + 1.450%	3.798	(c)	01/20/29	250	250,580
Carlyle US CLO Ltd. (Cayman Islands),
Series 2017-1A, Class A1B, 144A, 3 Month LIBOR + 1.230%	3.578	(c)	04/20/31	750	751,296

See Notes to Financial Statements.

18

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Carlyle US CLO Ltd. (Cayman Islands), (cont’d.)
Series 2018-1A, Class A1, 144A, 3 Month LIBOR + 1.020%	3.075	%(c)	04/20/31	1,000	$996,430
Elevation CLO Ltd. (Cayman Islands),
Series 2014-3A, Class AR, 144A, 3 Month LIBOR + 1.180%	3.519	(c)	10/15/26	500	499,993
Series 2015-4A, Class A, 144A, 3 Month LIBOR + 1.550%	3.883	(c)	04/18/27	250	250,821
Series 2017-7A, Class A, 144A, 3 Month LIBOR + 1.220%	3.559	(c)	07/15/30	750	750,667
Flagship CLO Ltd. (Cayman Islands), Series 2014-8A, Class ARR, 144A, 3 Month LIBOR + 0.850%	3.189	(c)	01/16/26	250	249,696
Galaxy CLO Ltd. (Cayman Islands), Series 2014-18A, Class AR, 144A, 3 Month LIBOR + 1.170%	3.509	(c)	10/15/26	500	499,994
Greywolf CLO Ltd. (Cayman Islands), Series 2018-1A, Class A1, 144A, 3 Month LIBOR + 1.030%	3.539	(c)	04/26/31	1,000	1,000,182
Highbridge Loan Management Ltd. (Cayman Islands), Series 2015-6A, Class A1R, 144A, 3 Month LIBOR + 1.000%	3.363	(c)	02/05/31	250	247,932
ICG US CLO Ltd. (Cayman Islands), Series 2017-2A, Class A1, 144A, 3 Month LIBOR + 1.280%	3.627	(c)	10/23/29	500	500,197
Jamestown CLO Ltd. (Cayman Islands), Series 2016-9A, Class A1B, 144A, 3 Month LIBOR + 1.500%	3.848	(c)	10/20/28	250	250,300
KKR CLO Ltd. (Cayman Islands), Series 11, Class AR, 144A, 3 Month LIBOR + 1.180%	3.519	(c)	01/15/31	500	500,243
KVK CLO Ltd. (Cayman Islands),
Series 2014-1A, Class A1R, 144A, 3 Month LIBOR + 1.300%	3.643	(c)	05/15/26	500	499,997
Series 2014-3A, Class AR, 144A, 3 Month LIBOR + 1.200%	3.539	(c)	10/15/26	750	749,990
Limerock CLO LLC (Cayman Islands), Series 2014-3A, Class A1R, 144A, 3 Month LIBOR + 1.200%	3.548	(c)	10/20/26	500	500,273
MidOcean Credit CLO (Cayman Islands),
Series 2014-3A, Class A1R, 144A, 3 Month LIBOR + 1.120%	2.681	(c)	04/21/31	1,000	996,659
Series 2018-08A, Class A1, 144A, 3 Month LIBOR + 1.150%	3.036	(c)	02/20/31	1,500	1,499,814

See Notes to Financial Statements.

PGIM Core Bond Fund	19

Schedule of Investments (continued)

as of July 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
MidOcean Credit CLO (Cayman Islands), (cont’d.)
Series 2018-9A, Class A1, 144A, 3 Month LIBOR + 1.150%	3.397	%(c)	07/20/31	1,250	$1,248,625
Mountain View CLO LLC (Cayman Islands), Series 2017-2A, Class A, 144A, 3 Month LIBOR + 1.210%	3.549	(c)	01/16/31	1,250	1,245,010
Mountain View CLO Ltd. (Cayman Islands),
Series 2013-1A, Class AR, 144A, 3 Month LIBOR + 1.250%	3.587	(c)	10/12/30	500	500,944
Series 2015-09A, Class A1R, 144A, 3 Month LIBOR + 1.120%	3.459	(c)	07/15/31	2,000	1,993,156
Neuberger Berman CLO Ltd. (Cayman Islands), Series 2017-16SA, Class A, 144A, 3 Month LIBOR + 0.850%	3.189	(c)	01/15/28	1,000	997,459
Ocean Trails CLO Ltd. (Cayman Islands), Series 2016-6A, Class A2A, 144A, 3 Month LIBOR + 1.690%	4.029	(c)	07/15/28	250	251,396
OCP CLO Ltd. (Cayman Islands), Series 2017-13A, Class A1A, 144A, 3 Month LIBOR + 1.260%	3.599	(c)	07/15/30	250	250,290
OZLM Funding Ltd. (Cayman Islands),
Series 2012-02A, Class A1R, 144A, 3 Month LIBOR + 1.440%	3.779	(c)	10/30/27	500	500,022
Series 2013-04A, Class A1R, 144A, 3 Month LIBOR + 1.250%	3.597	(c)	10/22/30	1,000	1,001,718
OZLM Ltd. (Cayman Islands),
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250%	3.589	(c)	10/30/30	500	500,892
Series 2016-15A, Class A1, 144A, 3 Month LIBOR + 1.490%	3.838	(c)	01/20/29	750	752,334
Palmer Square CLO Ltd. (Cayman Islands),
Series 2014-1A, Class A1R2, 144A, 3 Month LIBOR + 1.130%	3.466	(c)	01/17/31	1,000	998,573
Series 2015-1A, Class A1R, 144A, 3 Month LIBOR + 1.300%	3.631	(c)	05/21/29	500	500,942
Series 2015-2A, Class A1AR, 144A, 3 Month LIBOR + 1.270%	3.618	(c)	07/20/30	500	500,714
Regatta Funding Ltd. (Cayman Islands),
Series 2014-1A, Class A1R, 144A, 3 Month LIBOR + 1.020%	3.355	(c)	07/25/26	500	499,934
Series 2016-1A, Class A1, 144A, 3 Month LIBOR + 1.520%	3.845	(c)	12/20/28	250	250,520

See Notes to Financial Statements.

20

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Romark CLO Ltd. (Cayman Islands),
Series 2018-1A, Class A1, 144A, 3 Month LIBOR + 1.030%	3.378	%(c)	04/20/31	1,000	$999,897
Series 2018-2A, Class A1, 144A, 3 Month LIBOR + 1.175%	2.355	(c)	07/25/31	250	250,000
Silvermore CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 144A, 3 Month LIBOR + 1.170%	3.513	(c)	05/15/26	496	495,598
Sound Point CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R, 144A, 3 Month LIBOR + 1.070%	3.405	(c)	01/26/31	1,000	997,859
Series 2016-2A, Class A, 144A, 3 Month LIBOR + 1.660%	4.008	(c)	10/20/28	250	250,398
Series 2017-2A, Class A, 144A, 3 Month LIBOR + 1.280%	3.615	(c)	07/25/30	500	500,445
Telos CLO Ltd. (Cayman Islands), Series 2013-04A, Class AR, 144A, 3 Month LIBOR + 1.240%	3.576	(c)	01/17/30	1,000	998,432
TICP CLO Ltd. (Cayman Islands),
Series 2016-06A, Class A, 144A, 3 Month LIBOR + 1.550%	3.889	(c)	01/15/29	500	501,522
Series 2017-7A, Class AS, 144A, 3 Month LIBOR + 1.230%	3.569	(c)	07/15/29	250	250,179
Series 2017-9A, Class A, 144A, 3 Month LIBOR + 1.140%	3.488	(c)	01/20/31	1,000	1,000,030
Trinitas CLO Ltd. (Cayman Islands),
Series 2016-5A, Class A, 144A, 3 Month LIBOR + 1.700%	4.035	(c)	10/25/28	500	500,875
Series 2017-6A, Class A, 144A, 3 Month LIBOR + 1.320%	3.655	(c)	07/25/29	500	500,980
Voya CLO Ltd. (Cayman Islands),
Series 2013-1A, Class A1AR, 144A, 3 Month LIBOR + 1.210%	3.549	(c)	10/15/30	750	750,909
Series 2015-1A, Class A1R, 144A, 3 Month LIBOR + 0.900%	3.233	(c)	01/18/29	1,000	996,399
Series 2016-01A, Class A1R, 144A, 3 Month LIBOR + 1.070%	3.418	(c)	01/20/31	1,000	997,847
Wellfleet CLO Ltd. (Cayman Islands),
Series 2016-02A, Class A1, 144A, 3 Month LIBOR + 1.650%	3.998	(c)	10/20/28	500	500,785
Series 2017-1A, Class A1, 144A, 3 Month LIBOR + 1.320%	3.668	(c)	04/20/29	250	250,422
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.100%	3.470	(c)	07/17/31	2,500	2,488,029
York CLO Ltd. (Cayman Islands), Series 2015-1A, Class AR, 144A, 3 Month LIBOR + 1.150%	3.497	(c)	01/22/31	500	500,095

See Notes to Financial Statements.

PGIM Core Bond Fund	21

Schedule of Investments (continued)

as of July 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Zais CLO Ltd. (Cayman Islands),
Series 2017-1A, Class A1, 144A, 3 Month LIBOR + 1.370%	3.709	%(c)	07/15/29	250	$250,589
Series 2017-2A, Class A, 144A, 3 Month LIBOR + 1.290%	3.629	(c)	04/15/30	250	251,350
Series 2018-1A, Class A, 144A, 3 Month LIBOR + 0.950%	3.289	(c)	04/15/29	750	747,020

					45,465,349

Consumer Loans 0.7%
OneMain Financial Issuance Trust,
Series 2015-2A, Class A, 144A	2.570		07/18/25	84	83,675
Series 2017-1A, Class A2, 144A, 1 Month LIBOR + 0.800%	2.872	(c)	09/14/32	900	901,656
Series 2018-01A, Class A, 144A	3.300		03/14/29	360	357,772
SpringCastle America Funding LLC, Series 2016-AA, Class A, 144A	3.050		04/25/29	163	162,584
Springleaf Funding Trust,
Series 2015-AA, Class A, 144A	3.160		11/15/24	191	191,105
Series 2016-AA, Class A, 144A	2.900		11/15/29	800	797,061
Series 2017-AA, Class A, 144A	2.680		07/15/30	700	687,420

					3,181,273

Credit Cards 1.0%
American Express Credit Account Master Trust, Series 2017-5, Class A, 1 Month LIBOR + 0.380%	2.452	(c)	02/18/25	500	502,868
Chase Issuance Trust, Series 2017-A2, Class A, 1 Month LIBOR + 0.400%	2.472	(c)	03/15/24	500	502,626
Citibank Credit Card Issuance Trust,
Series 2016-A3, Class A3, 1 Month LIBOR + 0.490%	2.587	(c)	12/07/23	800	805,970
Series 2017-A5, Class A5, 1 Month LIBOR + 0.620%	2.701	(c)	04/22/26	800	810,132
Discover Card Execution Note Trust,
Series 2017-A1, Class A1, 1 Month LIBOR + 0.490%	2.562	(c)	07/15/24	900	907,129
Series 2017-A4, Class A4	2.530		10/15/26	800	769,180
Series 2017-A5, Class A5, 1 Month LIBOR + 0.600%	2.672	(c)	12/15/26	400	402,876

					4,700,781

Equipment 0.6%
MMAF Equipment Finance LLC,
Series 2017-AA, Class A4, 144A	2.410		08/16/24	800	780,659
Series 2017-B, Class A4, 144A	2.410		11/15/24	500	486,157

See Notes to Financial Statements.

22

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Equipment (cont’d.)
MMAF Equipment Finance LLC, (cont’d.)
Series 2017-B, Class A5, 144A	2.720%		06/15/40	800	$766,302
Series 2018-A, Class A4, 144A	3.390		01/10/25	500	500,048
Series 2018-A, Class A5, 144A	3.610		03/10/42	200	200,271

					2,733,437

Home Equity Loans 0.5%
New Residential Mortgage Loan Trust, Series 2018-1A, Class A1A, 144A	4.000	(cc)	12/25/57	619	622,790
Option One Mortgage Loan Trust, Series 2005-3, Class M2, 1 Month LIBOR + 0.735%	2.799	(c)	08/25/35	1,500	1,499,450

					2,122,240

Other 0.0%
Sierra Timeshare Receivables Funding LLC, Series 2013-3A, Class A, 144A	2.200		10/20/30	72	72,069

Residential Mortgage-Backed Securities 2.2%
Credit Suisse Mortgage Trust,
Series 2016-RPL1, Class A1, 144A, 1 Month LIBOR + 3.150%	5.242	(c)	12/26/46	631	644,387
Series 2018-3R, Class 1A1, 144A, 1 Month LIBOR + 1.200%	3.071	(c)	12/25/46	557	556,731
Mill City Mortgage Loan Trust,
Series 2017-3, Class A1, 144A	2.750	(cc)	01/25/61	643	628,839
Series 2018-01, Class A1, 144A	3.250	(cc)	05/25/62	1,685	1,667,787
RAAC Series Trust, Series 2007-SP3, Class A1, 1 Month LIBOR + 1.200%	3.264	(c)	09/25/47	236	234,793
Towd Point Mortgage Trust,
Series 2017-04, Class A1, 144A	2.750	(cc)	06/25/57	1,501	1,461,017
Series 2017-06, Class A1, 144A	2.750	(cc)	10/25/57	1,096	1,066,487
Series 2017-5, Class A1, 144A, 1 Month LIBOR + 0.600%	2.664	(c)	02/25/57	1,184	1,184,356
Series 2018-02, Class A1, 144A	3.250	(cc)	03/25/58	1,119	1,105,534
Series 2018-1, Class A1, 144A	3.000	(cc)	01/25/58	1,128	1,108,767
VOLT LLC,
Series 2017-NPL04, Class A1, 144A	3.375		04/25/47	65	64,443
Series 2017-NPL07, Class A1, 144A	3.250		06/25/47	83	82,726

					9,805,867

See Notes to Financial Statements.

PGIM Core Bond Fund	23

Schedule of Investments (continued)

as of July 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Student Loans 1.9%
Commonbond Student Loan Trust,
Series 2017-BGS, Class A1, 144A	2.680%	09/25/42	929	$906,592
Series 2018-AGS, Class A1, 144A	3.210	02/25/44	664	659,897
Laurel Road Prime Student Loan Trust,
Series 2017-C, Class A2B, 144A	2.810	11/25/42	600	583,905
Series 2018-B, Class A2FX, 144A	3.540	05/26/43	900	900,318
Navient Private Education Refi Loan Trust,
Series 2018-A, Class A2, 144A	3.190	02/18/42	1,300	1,281,019
Series 2018-CA, Class A2, 144A^	3.520	06/16/42	600	599,941
SoFi Professional Loan Program LLC, Series 2017-F, Class A2FX, 144A	2.840	01/25/41	1,600	1,559,103
SoFi Professional Loan Program Trust,
Series 2018-B, Class A1FX, 144A	2.640	08/25/47	817	812,358
Series 2018-B, Class A2FX, 144A	3.340	08/25/47	1,400	1,393,084

				8,696,217

TOTAL ASSET-BACKED SECURITIES (cost $97,831,808)				97,249,403

COMMERCIAL MORTGAGE-BACKED SECURITIES 17.0%
Assurant Commercial Mortgage Trust, Series 2016-1A, Class AS, 144A	3.172	05/15/49	300	285,318
BBCMS Mortgage Trust, Series 2016-ETC, Class A, 144A	2.937	08/14/36	500	465,611
Benchmark Mortgage Trust, Series 2018-B3, Class A4	3.761	04/10/51	1,500	1,496,685
BENCHMARK Mortgage Trust, Series 2018-B1, Class A4	3.402	01/15/51	2,000	1,944,607
CD Mortgage Trust, Series 2016-CD1, Class A3	2.459	08/10/49	500	460,824
CFCRE Commercial Mortgage Trust, Series 2016-C7, Class A2	3.585	12/10/54	2,000	1,970,633
Citigroup Commercial Mortgage Trust,
Series 2015-GC27, Class A4	2.878	02/10/48	1,100	1,055,867
Series 2016-C03, Class A3	2.896	11/15/49	900	847,263
Series 2017-P08, Class A3	3.203	09/15/50	1,700	1,624,139
Commercial Mortgage Trust,
Series 2015-PC1, Class A4	3.620	07/10/50	3,200	3,181,596
Series 2016-COR1, Class A3	2.826	10/10/49	800	752,800
CSAIL Commercial Mortgage Trust, Series 2017-C8, Class A3	3.127	06/15/50	1,200	1,139,463

See Notes to Financial Statements.

24

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
DBJPM Mortgage Trust, Series 2016-C3, Class A4	2.632%		09/10/49	650	$603,470
Fannie Mae-Aces,
Series 2015-M07, Class AB2	2.502		12/25/24	486	468,369
Series 2016-M07, Class AB2	2.385		09/25/26	200	184,291
Series 2016-M11, Class A2	2.369	(cc)	07/25/26	1,200	1,106,617
Series 2016-M13, Class A2	2.477	(cc)	09/25/26	1,900	1,765,957
Series 2017-M01, Class A2	2.417	(cc)	10/25/26	500	461,728
Series 2017-M04, Class A2	2.597	(cc)	12/25/26	2,500	2,334,976
Series 2017-M08, Class A2	3.061	(cc)	05/25/27	1,900	1,830,727
Series 2018-M04, Class A2	3.043	(cc)	03/25/28	1,325	1,271,878
Series 2018-M10, Class A1	3.498	(cc)	07/25/28	725	727,757
Series 2018-M10, Class A2	3.498	(cc)	07/25/28	2,650	2,613,692
FHLMC Multifamily Structured Pass-Through Certificates,
Series K036, Class A2	3.527	(cc)	10/25/23	1,100	1,116,509
Series K057, Class AM	2.624		08/25/26	1,650	1,539,824
Series K068, Class AM	3.315		08/25/27	1,500	1,465,399
Series K069, Class A2	3.187	(cc)	09/25/27	1,300	1,268,761
Series K069, Class AM	3.248	(cc)	09/25/27	300	292,137
Series K070, Class A2	3.303	(cc)	11/25/27	2,125	2,092,735
Series K070, Class AM	3.364	(cc)	12/25/27	425	417,494
Series K072, Class A2	3.444		12/25/27	600	596,929
Series K074, Class A2	3.600		01/25/28	3,600	3,620,062
Series K075, Class AM	3.650	(cc)	02/25/28	1,075	1,078,380
Series K076, Class A2	3.900		04/25/28	2,800	2,881,205
Series K076, Class AM	3.900		04/25/28	800	817,415
Series K077, Class A2	3.850	(cc)	05/25/28	1,670	1,710,506
Series K077, Class AM	3.850	(cc)	05/25/28	340	345,201
Series K078, Class AM	3.920	(cc)	06/25/28	1,025	1,047,481
Series W5FX, Class AFX	3.214	(cc)	04/25/28	770	749,302
GS Mortgage Securities Corp. II, Series 2015-GC30, Class A3	3.119		05/10/50	1,000	969,581
GS Mortgage Securities Trust, Series 2015-GC34, Class A3	3.244		10/10/48	4,400	4,284,301
JPMBB Commercial Mortgage Securities Trust, Series 2015-C27, Class A3A1	2.920		02/15/48	1,100	1,058,864
JPMDB Commercial Mortgage Securities Trust, Series 2017-C05, Class A4	3.414		03/15/50	1,400	1,368,473
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2016-JP2, Class A3	2.559		08/15/49	1,000	924,089
Series 2016-JP3, Class A4	2.627		08/15/49	700	647,107
Series 2017-JP5, Class A4	3.457		03/15/50	900	879,401

See Notes to Financial Statements.

PGIM Core Bond Fund	25

Schedule of Investments (continued)

as of July 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
JPMorgan Chase Commercial Mortgage Securities Trust, (cont’d.)
Series 2017-JP7, Class ASB	3.241%		09/15/50	575	$560,570
LCCM, Series 2017-LC26, Class A3, 144A	3.289		07/12/50	1,600	1,526,298
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20, Class A2	2.790		02/15/48	850	847,287
Morgan Stanley Capital I Trust,
Series 2016-BNK2, Class A3	2.791		11/15/49	900	839,931
Series 2016-UB11, Class A3	2.531		08/15/49	1,200	1,102,188
UBS Commercial Mortgage Trust,
Series 2017-C2, Class ASB	3.264		08/15/50	800	784,978
Series 2017-C3, Class ASB	3.215		08/15/50	900	884,292
Series 2017-C5, Class A4	3.212		11/15/50	1,800	1,715,964
Series 2018-C9, Class A3	3.854		03/15/51	750	748,688
UBS-Barclays Commercial Mortgage Trust,
Series 2013-C6, Class A3FL, 144A, 1 Month LIBOR + 0.790%	2.857	(c)	04/10/46	749	760,382
Series 2013-C6, Class A4	3.244		04/10/46	101	100,249
Wells Fargo Commercial Mortgage Trust,
Series 2016-BNK1, Class A2	2.399		08/15/49	1,200	1,092,150
Series 2016-C35, Class A3	2.674		07/15/48	1,900	1,764,320
Series 2016-NXS6, Class A3	2.642		11/15/49	1,500	1,393,363
Series 2017-C38, Class A4	3.190		07/15/50	1,000	956,097
Series 2017-RB01, Class A4	3.374		03/15/50	1,400	1,356,747

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $78,826,253)					76,198,928

CORPORATE BONDS 30.6%

Aerospace & Defense 0.3%
Embraer Overseas Ltd. (Brazil), Gtd. Notes, 144A	5.696		09/16/23	85	88,434
General Dynamics Corp.,
Gtd. Notes	2.875		05/11/20	645	644,097
Gtd. Notes	3.000		05/11/21	770	766,666
Harris Corp., Sr. Unsec’d. Notes	3.832		04/27/25	30	29,434

					1,528,631

Agriculture 0.4%
Altria Group, Inc., Gtd. Notes	2.850		08/09/22	100	97,691

See Notes to Financial Statements.

26

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Agriculture (cont’d.)
BAT Capital Corp. (United Kingdom),
Gtd. Notes, 144A	2.297%		08/14/20	690	$676,784
Gtd. Notes, 144A	3.222		08/15/24	890	850,042

					1,624,517

Airlines 0.4%
American Airlines 2013-2 Class A Pass-Through Trust, Pass-Through Certificates	4.950		07/15/24	193	198,678
American Airlines 2015-1 Class A Pass-Through Trust, Pass-Through Certificates	3.375		11/01/28	90	86,438
Delta Air Lines 2009-1 Class A Pass-Through Trust, Pass-Through Certificates	7.750		06/17/21	133	139,625
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes	2.875		03/13/20	285	282,657
Sr. Unsec’d. Notes	3.400		04/19/21	665	661,020
United Airlines 2016-2 Class AA Pass-Through Trust, Pass-Through Certificates	2.875		04/07/30	389	362,363

					1,730,781

Auto Manufacturers 1.2%
BMW US Capital LLC (Germany),
Gtd. Notes, 144A	2.250		09/15/23	645	600,023
Gtd. Notes, 144A, 3 Month LIBOR + 0.410%	2.747	(c)	04/12/21	60	60,164
Gtd. Notes, 144A	3.100		04/12/21	80	79,493
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A	2.250		03/02/20	295	290,218
Gtd. Notes, 144A	3.100		05/04/20	295	293,270
Gtd. Notes, 144A	3.350		05/04/21	495	492,443
Ford Motor Co.,
Sr. Unsec’d. Notes	4.750		01/15/43	100	86,525
Sr. Unsec’d. Notes	5.291		12/08/46	285	263,277
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	3.336		03/18/21	515	509,469
Sr. Unsec’d. Notes	3.815		11/02/27	250	229,757
General Motors Financial Co., Inc.,
Gtd. Notes	3.150		01/15/20	550	551,048
Gtd. Notes3 Month LIBOR + 0.850%	3.189	(c)	04/09/21	130	130,803
Gtd. Notes	3.450		04/10/22	180	176,690
Gtd. Notes	3.550		04/09/21	95	94,833
Gtd. Notes	3.850		01/05/28	705	656,355
Gtd. Notes	4.350		01/17/27	560	544,050

See Notes to Financial Statements.

PGIM Core Bond Fund	27

Schedule of Investments (continued)

as of July 31, 2018

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Auto Manufacturers (cont’d.)
General Motors Financial Co., Inc., (cont’d.)
Gtd. Notes	5.250%		03/01/26		375	$388,541
Harley-Davidson Financial Services, Inc., Gtd. Notes, 144A, MTN	2.150		02/26/20		175	171,849

						5,618,808

Banks 9.7%
Banco Santander SA (Spain), Sr. Unsec’d. Notes	3.848		04/12/23		200	197,862
Bank of America Corp.,
Sr. Unsec’d. Notes, GMTN	3.593		07/21/28		1,595	1,516,932
Sr. Unsec’d. Notes, MTN	3.499		05/17/22		1,480	1,478,671
Sr. Unsec’d. Notes, MTN	3.824		01/20/28		870	846,244
Sr. Unsec’d. Notes, MTN	4.125		01/22/24		200	203,645
Sr. Unsec’d. Notes, MTN	4.443		01/20/48		160	160,338
Sub. Notes, MTN	4.000		01/22/25		800	789,906
Bank of Montreal (Canada),
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.460%	2.797	(c)	04/13/21		200	200,822
Sr. Unsec’d. Notes, Series D, MTN	3.100		04/13/21		235	234,331
Bank of New York Mellon Corp. (The), Sr. Unsec’d. Notes, MTN	2.950		01/29/23		450	439,872
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	3.684		01/10/23		480	467,553
Sr. Unsec’d. Notes	4.375		01/12/26		200	195,706
Sr. Unsec’d. Notes, MTN	4.972		05/16/29		400	401,405
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A	3.375		01/09/25		710	674,023
Sr. Unsec’d. Notes, 144A, MTN	2.950		05/23/22		435	423,103
BPCE SA (France), Sr. Unsec’d. Notes, 144A, MTN	3.250		01/11/28		625	578,484
Capital One Financial Corp.,
Sr. Unsec’d. Notes	2.500		05/12/20		700	690,761
Sr. Unsec’d. Notes	3.450		04/30/21	(a)	1,200	1,195,086
Capital One NA, Sr. Unsec’d. Notes	2.250		09/13/21		250	239,831
Citibank NA, Sr. Unsec’d. Notes	3.050		05/01/20		1,750	1,746,731
Citigroup, Inc.,
Sr. Unsec’d. Notes	3.200		10/21/26		290	271,413
Sr. Unsec’d. Notes	3.400		05/01/26		350	334,006
Sr. Unsec’d. Notes	3.520		10/27/28		180	169,443

See Notes to Financial Statements.

28

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Banks (cont’d.)
Citigroup, Inc., (cont’d.)
Sr. Unsec’d. Notes	3.668%		07/24/28	490	$467,594
Sr. Unsec’d. Notes	3.887		01/10/28	670	650,863
Sub. Notes	4.300		11/20/26	885	866,993
Sub. Notes	4.450		09/29/27	840	830,462
Sub. Notes	4.750		05/18/46	460	452,366
Credit Suisse Group AG (Switzerland), Sr. Unsec’d. Notes, 144A	3.869		01/12/29	1,220	1,167,415
Development Bank of Japan, Inc. (Japan), Gov’t. Gtd. Notes, 144A, MTN	2.125		09/01/22	200	191,289
Dexia Credit Local SA (France),
Gov’t. Liquid Gtd. Notes	1.875		01/29/20	250	246,192
Gov’t. Liquid Gtd. Notes, 144A	1.875		09/15/21	250	240,348
Gov’t. Liquid Gtd. Notes, 144A	2.250		02/18/20	500	494,480
Discover Bank, Sr. Unsec’d. Notes	4.200		08/08/23	250	252,339
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes	3.272		09/29/25	1,160	1,108,198
Sr. Unsec’d. Notes	3.500		01/23/25	75	72,612
Sr. Unsec’d. Notes	3.850		01/26/27	475	461,479
Sr. Unsec’d. Notes	4.223		05/01/29	870	858,598
Sr. Unsec’d. Notes, GMTN	7.500		02/15/19	1,250	1,282,258
Sr. Unsec’d. Notes, MTN	4.000		03/03/24	1,365	1,373,447
Sr. Unsec’d. Notes, Series D, MTN	6.000		06/15/20	215	225,362
Sub. Notes	4.250		10/21/25	250	248,321
Sub. Notes	5.150		05/22/45	335	347,238
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes, 3 Month LIBOR + 0.600%	2.926	(c)	05/18/21	655	657,093
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes	2.950		10/01/26	410	381,944
Sr. Unsec’d. Notes	3.125		01/23/25	315	301,750
Sr. Unsec’d. Notes	3.200		01/25/23	100	98,396
Sr. Unsec’d. Notes	3.200		06/15/26	230	218,564
Sr. Unsec’d. Notes	3.509		01/23/29	210	199,493
Sr. Unsec’d. Notes	3.625		05/13/24	875	869,083
Sr. Unsec’d. Notes	3.964		11/15/48	355	327,384
Sr. Unsec’d. Notes	4.005		04/23/29	835	821,088
Sr. Unsec’d. Notes	6.300		04/23/19	100	102,610
Sub. Notes	3.875		09/10/24	375	371,327
Sub. Notes	4.250		10/01/27	375	372,673
JPMorgan Chase Bank NA, Sr. Unsec’d. Notes	3.086		04/26/21	2,000	1,995,181

See Notes to Financial Statements.

PGIM Core Bond Fund	29

Schedule of Investments (continued)

as of July 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Banks (cont’d.)
KeyBank NA, Sr. Unsec’d. Notes	2.250%		03/16/20	305	$300,670
Lloyds Bank PLC (United Kingdom), Gtd. Notes	3.300		05/07/21	1,000	997,445
Morgan Stanley,
Sr. Unsec’d. Notes	4.375		01/22/47	140	138,432
Sr. Unsec’d. Notes, GMTN	3.125		01/23/23	320	312,865
Sr. Unsec’d. Notes, GMTN	3.772		01/24/29	145	139,933
Sr. Unsec’d. Notes, GMTN	3.875		01/27/26	470	464,206
Sr. Unsec’d. Notes, GMTN	4.000		07/23/25	455	455,405
Sr. Unsec’d. Notes, MTN	3.971		07/22/38	375	353,197
Sr. Unsec’d. Notes, Series F, MTN	3.875		04/29/24	365	364,903
Sub. Notes, GMTN	4.350		09/08/26	800	795,118
MUFG Americas Holdings Corp., Sr. Unsec’d. Notes	2.250		02/10/20	335	330,516
National City Corp., Sub. Notes	6.875		05/15/19	780	804,600
Nordea Bank AB (Sweden), Sr. Unsec’d. Notes, 144A, MTN	1.875		09/17/18	200	199,849
Royal Bank of Canada (Canada),
Sr. Unsec’d. Notes, GMTN, 3 Month LIBOR + 0.390%	2.729	(c)	04/30/21	690	690,923
Sr. Unsec’d. Notes, GMTN	3.200		04/30/21	1,875	1,874,170
Royal Bank of Scotland Group PLC (United Kingdom), Sr. Unsec’d. Notes	3.875		09/12/23	220	215,530
Santander UK Group Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	3.571		01/10/23	430	421,226
Sumitomo Mitsui Banking Corp. (Japan),
Bank Gtd. Notes3 Month LIBOR + 0.350%	2.686	(c)	01/17/20	535	535,909
Gtd. Notes	2.450		01/16/20	250	247,206
Sumitomo Mitsui Financial Group, Inc. (Japan), Sr. Unsec’d. Notes	2.442		10/19/21	235	227,011
SunTrust Banks, Inc., Sr. Unsec’d. Notes	2.700		01/27/22	350	339,981
Svenska Handelsbanken AB (Sweden), Gtd. Notes, MTN	1.875		09/07/21	465	443,725
UBS Group Funding Switzerland AG (Switzerland),
Gtd. Notes, 144A	2.859		08/15/23	570	547,724
Gtd. Notes, 144A	3.000		04/15/21	345	340,746

					43,551,898

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Beverages 0.1%
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	4.700%	02/01/36	180	$185,906
Keurig Dr. Pepper, Inc., Gtd. Notes, 144A	3.551	05/25/21	370	371,216

				557,122

Biotechnology 0.2%
Celgene Corp.,
Sr. Unsec’d. Notes	3.250	08/15/22	125	122,995
Sr. Unsec’d. Notes	4.350	11/15/47	475	436,098
Gilead Sciences, Inc., Sr. Unsec’d. Notes	2.500	09/01/23	220	209,151

				768,244

Building Materials 0.2%
Martin Marietta Materials, Inc., Sr. Unsec’d. Notes	4.250	12/15/47	395	348,951
Vulcan Materials Co., Sr. Unsec’d. Notes, 144A	4.700	03/01/48	750	710,673

				1,059,624

Chemicals 0.9%
CNAC HK Finbridge Co. Ltd. (China), Gtd. Notes	3.500	07/19/22	1,375	1,328,804
Dow Chemical Co. (The),
Sr. Unsec’d. Notes	4.125	11/15/21	520	529,708
Sr. Unsec’d. Notes	4.250	11/15/20	350	356,925
Eastman Chemical Co.,
Sr. Unsec’d. Notes	2.700	01/15/20	550	546,620
Sr. Unsec’d. Notes	4.650	10/15/44	260	255,737
LYB International Finance BV, Gtd. Notes	4.000	07/15/23	250	250,959
LyondellBasell Industries NV, Sr. Unsec’d. Notes	5.750	04/15/24	310	335,534
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes	4.125	03/15/35	40	37,111
Sr. Unsec’d. Notes	5.250	01/15/45	340	353,587

				3,994,985

See Notes to Financial Statements.

PGIM Core Bond Fund	31

Schedule of Investments (continued)

as of July 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Commercial Services 0.5%
ERAC USA Finance LLC,
Gtd. Notes, 144A	2.700%	11/01/23	580	$547,104
Gtd. Notes, 144A	3.300	10/15/22	750	738,433
Gtd. Notes, 144A	4.500	02/15/45	75	70,977
President & Fellows of Harvard College, Unsec’d. Notes	3.300	07/15/56	160	140,091
University of Notre Dame du Lac, Unsec’d. Notes	3.394	02/15/48	365	337,471
University of Southern California, Unsec’d. Notes	3.028	10/01/39	310	278,794

				2,112,870

Computers 0.2%
Apple, Inc.,
Sr. Unsec’d. Notes	3.450	02/09/45	85	76,951
Sr. Unsec’d. Notes	3.850	08/04/46	525	506,942
Dell International LLC/EMC Corp., Sr. Sec’d. Notes, 144A	3.480	06/01/19	75	75,245
Hewlett Packard Enterprise Co.,
Sr. Unsec’d. Notes	2.850	10/05/18	23	23,009
Sr. Unsec’d. Notes, 144A	2.100	10/04/19	245	242,074

				924,221

Diversified Financial Services 1.0%
American Express Co., Sr. Unsec’d. Notes	3.375	05/17/21	1,400	1,401,926
CPPIB Capital, Inc. (Canada), Gtd. Notes, 144A, MTN	2.750	11/02/27	250	238,215
Jefferies Group LLC, Sr. Unsec’d. Notes	6.450	06/08/27	150	161,330
Ontario Teachers’ Finance Trust (Canada), Local Gov’t. Gtd. Notes, 144A	2.750	04/16/21	250	247,789
Private Export Funding Corp., Sr. Unsec’d. Notes, 144A	2.650	02/16/21	730	723,910
Synchrony Financial, Sr. Unsec’d. Notes	2.700	02/03/20	495	488,530
Visa, Inc., Sr. Unsec’d. Notes	2.150	09/15/22	1,130	1,085,858

				4,347,558

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Electric 3.2%
Alabama Power Co., Sr. Unsec’d. Notes	2.800%	04/01/25	75	$70,158
Ameren Illinois Co., First Mortgage	3.700	12/01/47	625	587,523
CenterPoint Energy Houston Electric LLC, General Ref. Mortgage, Series Z	2.400	09/01/26	190	172,762
Commonwealth Edison Co.,
First Mortgage	3.700	03/01/45	40	37,215
First Mortgage	3.750	08/15/47	775	722,947
First Mortgage	4.000	03/01/48	115	113,957
Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes, Series C	4.300	12/01/56	40	39,149
Consumers Energy Co., First Mortgage	3.250	08/15/46	155	134,237
Delmarva Power & Light Co., First Mortgage	4.150	05/15/45	60	58,984
Dominion Energy, Inc., Sr. Unsec’d. Notes	2.850	08/15/26	55	50,290
DTE Electric Co., General Ref. Mortgage	4.050	05/15/48	370	367,823
DTE Energy Co., Sr. Unsec’d. Notes	2.850	10/01/26	350	319,086
Duke Energy Corp.,
Sr. Unsec’d. Notes	2.650	09/01/26	145	131,638
Sr. Unsec’d. Notes	3.950	08/15/47	185	171,025
Duke Energy Florida LLC,
First Mortgage	3.200	01/15/27	600	576,891
First Mortgage	3.400	10/01/46	185	162,522
Duke Energy Progress LLC, First Mortgage	3.700	10/15/46	75	68,903
Emera US Finance LP (Canada),
Gtd. Notes	2.150	06/15/19	350	347,411
Gtd. Notes	3.550	06/15/26	75	71,092
Entergy Corp.,
Sr. Unsec’d. Notes	4.000	07/15/22	260	264,238
Sr. Unsec’d. Notes	5.125	09/15/20	250	257,469
Entergy Louisiana LLC, Collateral Trust	4.000	03/15/33	170	170,061
Eversource Energy, Sr. Unsec’d. Notes, Series M	3.300	01/15/28	335	315,836
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	5.200	10/01/19	375	383,690

See Notes to Financial Statements.

PGIM Core Bond Fund	33

Schedule of Investments (continued)

as of July 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Electric (cont’d.)
Fortis, Inc. (Canada), Sr. Unsec’d. Notes	3.055%	10/04/26	350	$320,609
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A	9.375	01/28/20	420	454,461
Sr. Sec’d. Notes, 144A, GMTN	4.250	08/14/28	235	229,464
MidAmerican Energy Co., First Mortgage	3.950	08/01/47	225	216,377
Monongahela Power Co., First Mortgage, 144A	4.100	04/15/24	851	868,596
Ohio Power Co., Sr. Unsec’d. Notes	4.150	04/01/48	250	252,787
Oncor Electric Delivery Co. LLC, Sr. Sec’d. Notes	2.950	04/01/25	60	57,403
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	4.000	12/01/46	405	360,640
PECO Energy Co., First Ref. Mortgage	4.800	10/15/43	120	128,422
PPL Capital Funding, Inc.,
Gtd. Notes	4.000	09/15/47	330	301,693
Gtd. Notes	5.000	03/15/44	170	177,358
Public Service Co. of Colorado, First Mortgage	4.100	06/15/48	235	236,573
Public Service Electric & Gas Co.,
First Mortgage, MTN	2.250	09/15/26	370	333,923
First Mortgage, MTN	3.600	12/01/47	95	87,944
First Mortgage, MTN	3.700	05/01/28	590	592,622
San Diego Gas & Electric Co., First Mortgage	4.150	05/15/48	420	412,643
Sempra Energy, Sr. Unsec’d. Notes	2.400	03/15/20	135	132,843
Southern Power Co., Sr. Unsec’d. Notes, Series D	1.950	12/15/19	430	423,390
Southwestern Electric Power Co., Sr. Unsec’d. Notes, Series K	2.750	10/01/26	675	617,851
Southwestern Public Service Co., First Mortgage	3.700	08/15/47	355	330,489
SP PowerAssets Ltd. (Singapore), Sr. Unsec’d. Notes, 144A, MTN	3.000	09/26/27	465	434,663
Union Electric Co., Sr. Sec’d. Notes	3.650	04/15/45	50	46,260
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes, Series A	3.500	03/15/27	535	524,102

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Electric (cont’d.)
Virginia Electric & Power Co., (cont’d.)
Sr. Unsec’d. Notes, Series C	4.000%	11/15/46	175	$166,684
Wisconsin Power & Light Co., Sr. Unsec’d. Notes	3.050	10/15/27	535	501,073
Xcel Energy, Inc., Sr. Unsec’d. Notes	3.350	12/01/26	510	486,154

				14,289,931

Electronics 0.1%
FLIR Systems, Inc., Sr. Unsec’d. Notes	3.125	06/15/21	275	271,890

Engineering & Construction 0.0%
Mexico City Airport Trust (Mexico), Sr. Sec’d. Notes, 144A	4.250	10/31/26	200	190,350

Foods 0.8%
Ahold Finance USA LLC (Netherlands), Gtd. Notes	6.875	05/01/29	280	326,634
JM Smucker Co. (The), Sr. Unsec’d. Notes	3.000	03/15/22	115	112,402
Kraft Heinz Foods Co.,
Gtd. Notes	3.000	06/01/26	110	100,813
Gtd. Notes	3.375	06/15/21	605	605,177
Gtd. Notes	4.375	06/01/46	35	31,117
Gtd. Notes	5.000	07/15/35	75	74,459
Kroger Co. (The),
Sr. Unsec’d. Notes	3.300	01/15/21	285	285,410
Sr. Unsec’d. Notes	3.875	10/15/46	65	55,317
Mondelez International Holdings Netherlands BV, Gtd. Notes, 144A	2.000	10/28/21	500	476,736
Mondelez International, Inc., Sr. Unsec’d. Notes	3.000	05/07/20	390	388,800
Tyson Foods, Inc., Sr. Unsec’d. Notes	2.250	08/23/21	985	949,194

				3,406,059

See Notes to Financial Statements.

PGIM Core Bond Fund	35

Schedule of Investments (continued)

as of July 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Forest Products & Paper 0.1%
Georgia-Pacific LLC, Sr. Unsec’d. Notes, 144A	3.600%	03/01/25	220	$217,924
International Paper Co., Sr. Unsec’d. Notes	4.400	08/15/47	180	168,183

				386,107

Gas 0.2%
CenterPoint Energy Resources Corp., Sr. Unsec’d. Notes	4.100	09/01/47	305	283,054
Southern Co. Gas Capital Corp., Gtd. Notes	2.450	10/01/23	555	520,052

				803,106

Hand/Machine Tools 0.2%
Stanley Black & Decker, Inc., Sub. Notes	1.622	11/17/18	750	747,674

Healthcare-Products 0.3%
Abbott Laboratories,
Sr. Unsec’d. Notes	2.000	09/15/18	395	394,878
Sr. Unsec’d. Notes	2.900	11/30/21	495	488,260
Medtronic, Inc., Gtd. Notes	4.375	03/15/35	328	345,018
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	2.950	09/19/26	105	97,302

				1,325,458

Healthcare-Services 1.0%
Aetna, Inc.,
Sr. Unsec’d. Notes	3.500	11/15/24	100	97,685
Sr. Unsec’d. Notes	6.750	12/15/37	170	213,129
AHS Hospital Corp., Unsec’d. Notes	5.024	07/01/45	200	224,039
Ascension Health, Unsec’d. Notes	4.847	11/15/53	500	557,353
Cigna Corp., Sr. Unsec’d. Notes	3.250	04/15/25	270	256,233
HCA, Inc., Sr. Sec’d. Notes	3.750	03/15/19	700	701,085

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)
Humana, Inc., Sr. Unsec’d. Notes	2.500%	12/15/20	620	$607,332
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	4.625	11/15/20	260	266,765
Memorial Sloan-Kettering Cancer Center, Sr. Unsec’d. Notes	4.200	07/01/55	75	76,088
New York & Presbyterian Hospital (The), Unsec’d. Notes	4.024	08/01/45	40	39,347
Providence St Joseph Health Obligated Group, Unsec’d. Notes	2.746	10/01/26	40	37,076
Quest Diagnostics, Inc., Sr. Unsec’d. Notes	3.500	03/30/25	190	183,241
Roche Holdings, Inc. (Switzerland), Gtd. Notes, 144A	3.350	09/30/24	410	407,116
RWJ Barnabas Health, Inc., Sr. Unsec’d. Notes	3.949	07/01/46	175	164,643
Stanford Health Care, Unsec’d. Notes	3.795	11/15/48	450	426,786
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	3.750	07/15/25	90	90,390

				4,348,308

Housewares 0.1%
Newell Brands, Inc.,
Sr. Unsec’d. Notes	2.875	12/01/19	240	238,630
Sr. Unsec’d. Notes	4.200	04/01/26	35	33,759
Sr. Unsec’d. Notes	5.500	04/01/46	425	408,640

				681,029

Insurance 0.7%
American International Group, Inc.,
Sr. Unsec’d. Notes	3.900	04/01/26	410	403,362
Sr. Unsec’d. Notes	4.500	07/16/44	410	391,699
Arch Capital Finance LLC, Gtd. Notes	5.031	12/15/46	95	99,488
Arch Capital Group US, Inc., Gtd. Notes	5.144	11/01/43	100	105,996
Chubb INA Holdings, Inc., Gtd. Notes	3.150	03/15/25	95	92,102

See Notes to Financial Statements.

PGIM Core Bond Fund	37

Schedule of Investments (continued)

as of July 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Insurance (cont’d.)
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A	4.850%	08/01/44	300	$298,946
Gtd. Notes, 144A	6.500	05/01/42	150	184,021
Lincoln National Corp., Sr. Unsec’d. Notes	6.300	10/09/37	115	136,219
Markel Corp., Sr. Unsec’d. Notes	3.625	03/30/23	400	393,910
New York Life Global Funding, Sec’d. Notes, 144A	1.950	02/11/20	225	221,095
Northwestern Mutual Life Insurance Co. (The), Sub. Notes, 144A	6.063	03/30/40	120	148,898
Nuveen Finance LLC, Sr. Unsec’d. Notes, 144A	2.950	11/01/19	150	149,917
Principal Financial Group, Inc.,
Gtd. Notes	3.100	11/15/26	105	97,709
Gtd. Notes	4.300	11/15/46	140	133,725
Gtd. Notes	4.350	05/15/43	85	82,045
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	4.900	09/15/44	120	126,868

				3,066,000

Lodging 0.1%
Marriott International, Inc.,
Sr. Unsec’d. Notes	3.000	03/01/19	250	249,931
Sr. Unsec’d. Notes	3.125	06/15/26	250	232,112

				482,043

Machinery-Diversified 0.1%
Rockwell Automation, Inc.,
Sr. Unsec’d. Notes	2.050	03/01/20	270	265,365
Sr. Unsec’d. Notes	2.875	03/01/25	115	109,014
Xylem, Inc., Sr. Unsec’d. Notes	3.250	11/01/26	70	65,720

				440,099

Media 0.6%
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	5.375	05/01/47	80	76,855
Sr. Sec’d. Notes	6.384	10/23/35	80	86,622

See Notes to Financial Statements.

38

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Media (cont’d.)
Charter Communications Operating LLC/Charter Communications Operating Capital, (cont’d.)
Sr. Sec’d. Notes	6.484%	10/23/45	95	$103,650
Sr. Sec’d. Notes	6.834	10/23/55	250	273,439
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A	3.150	08/15/24	800	758,571
Sr. Unsec’d. Notes, 144A	3.350	09/15/26	195	181,307
Discovery Communications LLC, Gtd. Notes	5.000	09/20/37	225	220,566
Time Warner Cable LLC, Sr. Sec’d. Notes	5.500	09/01/41	150	145,543
Warner Media LLC,
Gtd. Notes	3.400	06/15/22	850	841,316
Gtd. Notes	3.800	02/15/27	100	95,619

				2,783,488

Mining 0.1%
Barrick Gold Corp. (Canada), Sr. Unsec’d. Notes	5.250	04/01/42	50	51,826
Barrick North America Finance LLC (Canada), Gtd. Notes	5.750	05/01/43	190	210,336
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes	5.250	11/08/42	50	51,142
Sr. Unsec’d. Notes	5.875	04/23/45	90	99,152
Sr. Unsec’d. Notes	6.750	04/16/40	100	119,247

				531,703

Miscellaneous Manufacturing 0.1%
Ingersoll-Rand Luxembourg Finance SA, Gtd. Notes	3.550	11/01/24	170	166,546
Pentair Finance Sarl (United Kingdom), Gtd. Notes	2.650	12/01/19	420	416,131

				582,677

Multi-National 0.2%
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	2.125	09/27/21	745	714,820

See Notes to Financial Statements.

PGIM Core Bond Fund	39

Schedule of Investments (continued)

as of July 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Multi-National (cont’d.)
Corp. Andina de Fomento (Supranational Bank), (cont’d.)
Sr. Unsec’d. Notes	2.750%	01/06/23	185	$178,349
North American Development Bank (Supranational Bank), Sr. Unsec’d. Notes	4.375	02/11/20	100	101,814

				994,983

Office/Business Equipment 0.0%
Xerox Corp., Sr. Unsec’d. Notes	2.750	09/01/20	137	134,032

Oil & Gas 2.4%
Anadarko Finance Co., Gtd. Notes, Series B	7.500	05/01/31	100	124,657
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	4.850	03/15/21	325	334,738
Andeavor, Sr. Unsec’d. Notes	3.800	04/01/28	380	363,217
Apache Corp., Sr. Unsec’d. Notes	3.250	04/15/22	500	493,338
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes	2.950	01/15/23	1,310	1,265,828
Sr. Unsec’d. Notes	6.250	03/15/38	175	206,662
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes	5.400	06/15/47	384	386,983
Sr. Unsec’d. Notes	6.750	11/15/39	350	403,672
Chevron Corp., Sr. Unsec’d. Notes	1.961	03/03/20	125	123,437
Concho Resources, Inc., Gtd. Notes	4.875	10/01/47	55	55,947
Devon Energy Corp., Sr. Unsec’d. Notes	4.750	05/15/42	100	98,920
Encana Corp. (Canada), Sr. Unsec’d. Notes	6.500	08/15/34	200	235,274
Helmerich & Payne International Drilling Co., Gtd. Notes	4.650	03/15/25	190	194,676
Husky Energy, Inc. (Canada),
Sr. Unsec’d. Notes	4.000	04/15/24	150	149,617
Sr. Unsec’d. Notes	6.150	06/15/19	300	307,590
Sr. Unsec’d. Notes	6.800	09/15/37	200	246,806
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec’d. Notes, 144A	3.875	04/19/22	200	198,500

See Notes to Financial Statements.

40

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Kerr-McGee Corp., Gtd. Notes	7.875%	09/15/31	250	$314,966
Noble Energy, Inc.,
Sr. Unsec’d. Notes	3.900	11/15/24	425	419,987
Sr. Unsec’d. Notes	5.050	11/15/44	435	440,894
Petroleos Mexicanos (Mexico),
Gtd. Notes	5.375	03/13/22	1,000	1,027,000
Gtd. Notes	5.500	01/21/21	480	494,448
Gtd. Notes	6.500	06/02/41	90	83,286
Gtd. Notes, MTN	6.750	09/21/47	1,230	1,139,361
Gtd. Notes, MTN	6.875	08/04/26	390	407,550
Sinopec Group Overseas Development 2015 Ltd. (China), Gtd. Notes, 144A	2.500	04/28/20	200	196,857
Statoil ASA (Norway), Gtd. Notes	2.250	11/08/19	800	793,351
Valero Energy Corp., Sr. Unsec’d. Notes	3.400	09/15/26	220	210,211

				10,717,773

Oil & Gas Services 0.3%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc., Sr. Unsec’d. Notes	3.337	12/15/27	148	139,640
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A	3.000	12/21/20	506	503,320
Sr. Unsec’d. Notes, 144A	4.000	12/21/25	500	500,454
Schlumberger Investment SA, Gtd. Notes, 144A	3.300	09/14/21	200	199,509

				1,342,923

Packaging & Containers 0.3%
Bemis Co., Inc., Sr. Unsec’d. Notes	6.800	08/01/19	700	723,691
WestRock RKT Co., Gtd. Notes	4.000	03/01/23	540	545,448

				1,269,139

Pharmaceuticals 1.2%
AbbVie, Inc.,
Sr. Unsec’d. Notes	3.600	05/14/25	105	102,418
Sr. Unsec’d. Notes	4.500	05/14/35	550	541,385

See Notes to Financial Statements.

PGIM Core Bond Fund	41

Schedule of Investments (continued)

as of July 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)
Allergan Funding SCS,
Gtd. Notes	4.550%		03/15/35	360	$351,103
Gtd. Notes	4.850		06/15/44	25	24,658
AmerisourceBergen Corp., Sr. Unsec’d. Notes	3.250		03/01/25	55	51,998
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A, 3 Month LIBOR + 0.630%	2.965	(c)	06/25/21	335	337,360
Gtd. Notes, 144A	3.500		06/25/21	200	200,440
Bayer US Finance LLC (Germany), Gtd. Notes, 144A	3.000		10/08/21	150	148,003
CVS Health Corp.,
Sr. Unsec’d. Notes	4.780		03/25/38	90	90,700
Sr. Unsec’d. Notes	5.050		03/25/48	315	326,434
Sr. Unsec’d. Notes	5.125		07/20/45	465	483,828
Sr. Unsec’d. Notes	5.300		12/05/43	150	159,222
Express Scripts Holding Co.,
Gtd. Notes	3.400		03/01/27	325	302,237
Gtd. Notes	4.500		02/25/26	700	704,351
Mylan NV, Gtd. Notes	3.950		06/15/26	400	385,072
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes	2.875		09/23/23	225	212,529
Gtd. Notes	3.200		09/23/26	1,220	1,127,401

					5,549,139

Pipelines 1.5%
Colorado Interstate Gas Co. LLC/Colorado Interstate Issuing Corp., Gtd. Notes, 144A	4.150		08/15/26	555	543,537
DCP Midstream Operating LP,
Gtd. Notes, 144A	4.750		09/30/21	50	50,637
Gtd. Notes, 144A	5.350		03/15/20	150	153,938
Energy Transfer Partners LP, Gtd. Notes	4.950		06/15/28	430	439,445
Enterprise Products Operating LLC, Gtd. Notes	6.500		01/31/19	420	427,475
Florida Gas Transmission Co. LLC, Sr. Unsec’d. Notes, 144A	5.450		07/15/20	600	620,630
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	4.200		03/15/45	275	244,179

See Notes to Financial Statements.

42

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Pipelines (cont’d.)
MPLX LP,
Sr. Unsec’d. Notes	4.000%	02/15/25	130	$128,281
Sr. Unsec’d. Notes	4.500	04/15/38	270	256,491
Sr. Unsec’d. Notes	4.875	06/01/25	200	207,750
Sr. Unsec’d. Notes	5.200	03/01/47	5	5,078
ONEOK Partners LP, Gtd. Notes	6.125	02/01/41	300	337,216
ONEOK, Inc., Gtd. Notes	4.950	07/13/47	85	86,202
Phillips 66 Partners LP,
Sr. Unsec’d. Notes	2.646	02/15/20	225	222,243
Sr. Unsec’d. Notes	3.550	10/01/26	310	292,534
Plains All American Pipeline LP/PAA Finance Corp., Sr. Unsec’d. Notes	4.700	06/15/44	270	245,715
Spectra Energy Partners LP, Sr. Unsec’d. Notes	3.375	10/15/26	140	131,278
Texas Eastern Transmission LP, Sr. Unsec’d. Notes, 144A	3.500	01/15/28	300	282,285
Transcontinental Gas Pipe Line Co. LLC, Sr. Unsec’d. Notes, 144A	4.600	03/15/48	500	490,928
Western Gas Partners LP, Sr. Unsec’d. Notes	5.300	03/01/48	280	268,133
Williams Partners LP,
Sr. Unsec’d. Notes	4.000	09/15/25	350	346,611
Sr. Unsec’d. Notes	4.300	03/04/24	325	327,790
Sr. Unsec’d. Notes	4.850	03/01/48	55	54,031
Sr. Unsec’d. Notes	5.400	03/04/44	400	411,272

				6,573,679

Real Estate Investment Trusts (REITs) 0.2%
Camden Property Trust, Sr. Unsec’d. Notes	4.625	06/15/21	200	205,404
Welltower, Inc., Sr. Unsec’d. Notes	6.125	04/15/20	430	449,252
Weyerhaeuser Co., Sr. Unsec’d. Notes	4.625	09/15/23	425	440,202

				1,094,858

See Notes to Financial Statements.

PGIM Core Bond Fund	43

Schedule of Investments (continued)

as of July 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Retail 0.3%
Alimentation Couche-Tard, Inc. (Canada), Gtd. Notes, 144A	3.550%		07/26/27	940	$894,942
Dollar Tree, Inc., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.700%	3.036	(c)	04/17/20	335	335,684

					1,230,626

Semiconductors 0.1%
Broadcom Corp./Broadcom Cayman Finance Ltd., Gtd. Notes	3.875		01/15/27	480	450,157

Software 0.6%
Electronic Arts, Inc., Sr. Unsec’d. Notes	3.700		03/01/21	200	201,976
Fiserv, Inc., Sr. Unsec’d. Notes	3.850		06/01/25	500	498,993
Microsoft Corp.,
Sr. Unsec’d. Notes	3.950		08/08/56	405	404,279
Sr. Unsec’d. Notes	4.500		02/06/57	1,000	1,099,402
Oracle Corp.,
Sr. Unsec’d. Notes	3.800		11/15/37	415	402,035
Sr. Unsec’d. Notes	4.000		07/15/46	350	339,292

					2,945,977

Telecommunications 0.3%
AT&T, Inc.,
Sr. Unsec’d. Notes	3.400		05/15/25	530	503,399
Sr. Unsec’d. Notes	4.500		05/15/35	60	56,128
Sr. Unsec’d. Notes	5.250		03/01/37	445	445,498
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	4.500		08/10/33	290	287,657
Sr. Unsec’d. Notes	4.600		04/01/21	100	102,832

					1,395,514

Textiles 0.1%
Cintas Corp. No 2, Gtd. Notes	2.900		04/01/22	385	376,849

See Notes to Financial Statements.

44

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Transportation 0.2%
Canadian National Railway Co. (Canada), Sr. Unsec’d. Notes	5.550%	03/01/19	250	$253,985
Canadian Pacific Railway Co. (Canada), Sr. Unsec’d. Notes	7.250	05/15/19	250	258,293
CSX Corp., Sr. Unsec’d. Notes	2.600	11/01/26	420	384,913
Ryder System, Inc., Sr. Unsec’d. Notes, MTN	2.650	03/02/20	110	109,035

				1,006,226

Trucking & Leasing 0.1%
Penske Truck Leasing Co. Lp/PTL Finance Corp., Sr. Unsec’d. Notes, 144A	3.050	01/09/20	300	298,088

Water 0.0%
American Water Capital Corp.,
Sr. Unsec’d. Notes	3.750	09/01/47	25	23,292
Sr. Unsec’d. Notes	4.000	12/01/46	145	139,177

				162,469

TOTAL CORPORATE BONDS (cost $141,318,572)				137,697,613

MUNICIPAL BONDS 0.9%

Alabama 0.0%
Alabama Economic Settlement Authority, Revenue Bonds, BABs	4.263	09/15/32	40	40,751

California 0.1%
California Educational Facilities Authority, Revenue BondsBABs	5.000	06/01/46	130	169,467
Los Angeles Department of Airports, BABs, Revenue Bonds	6.582	05/15/39	300	378,432
University of California,
Taxable, Revenue Bonds, Series AP	3.931	05/15/45	30	29,715
Taxable, Revenue Bonds, Series J	4.131	05/15/45	30	30,124

				607,738

See Notes to Financial Statements.

PGIM Core Bond Fund	45

Schedule of Investments (continued)

as of July 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
MUNICIPAL BONDS (Continued)

Illinois 0.2%
State of Illinois, GO Unlimited, Series D	5.000%		11/01/22	895	$950,418

New Jersey 0.1%
New Jersey Turnpike Authority, BABs, Revenue Bonds, Series A	7.102		01/01/41	250	350,118

North Carolina 0.2%
North Carolina State Education Assistance Authority, Revenue Bonds, 3 Month LIBOR + 0.800%	3.135	(c)	07/25/36	700	700,434

Pennsylvania 0.1%
Pennsylvania Turnpike Commission,
BABs, Revenue Bonds,	6.105		12/01/39	70	88,635
BABs, Revenue Bonds, Series B	5.511		12/01/45	150	181,945

					270,580

Texas 0.2%
Permanent University Fund - University of Texas System, Revenue Bonds	3.376		07/01/47	555	503,052
University of Texas System (The), Revenue Bonds	5.000		08/15/47	305	386,676

					889,728

Virginia 0.0%
University of Virginia, Taxable, Revenue Bonds, Series C	4.179		09/01/2117	130	128,463

TOTAL MUNICIPAL BONDS (cost $4,037,787)					3,938,230

RESIDENTIAL MORTGAGE-BACKED SECURITIES 3.2%
Alternative Loan Trust, Series 2003-J3, Class 2A1	6.250		12/25/33	6	6,511
American Home Mortgage Investment Trust, Series 2004-4, Class 5A, 6 Month LIBOR + 2.000%	4.501	(c)	02/25/45	11	10,787
Banc of America Funding Corp., Series 2015-R4, Class 4A1, 144A	3.500	(cc)	01/27/30	181	179,104
BCAP LLC Trust, Series 2011-RR4, Class 7A1, 144A	5.250		04/26/37	288	240,104

See Notes to Financial Statements.

46

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Bellemeade Re Ltd.,
Series 2017-1, Class M1, 144A, 1 Month LIBOR + 1.700%	3.764	%(c)	10/25/27	200	$200,922
Series 2018-1A, Class M1B, 144A, 1 Month LIBOR + 1.600%	3.664	(c)	04/25/28	400	401,269
CIM Trust,
Series 2017-2, Class A1, 144A, 1 Month LIBOR + 2.000%	4.092	(c)	12/25/57	403	407,868
Series 2017-3, Class A1, 144A, 1 Month LIBOR + 2.000%	4.092	(c)	01/25/57	861	877,614
Series 2017-6, Class A1, 144A	3.015	(cc)	06/25/57	438	428,356
Series 2017-8, Class A1, 144A	3.000	(cc)	12/25/65	957	941,899
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1	6.500		04/25/33	5	4,621
Fannie Mae Connecticut Avenue Securities,
Series 2016-C02, Class 1M1, 1 Month LIBOR + 2.150%	4.214	(c)	09/25/28	23	22,735
Series 2016-C04, Class 1M1, 1 Month LIBOR + 1.450%	3.514	(c)	01/25/29	62	61,994
Freddie Mac REMICS, Series 4777, Class CB	3.500		10/15/45	1,722	1,724,307
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2016-DNA4, Class M2, 1 Month LIBOR + 1.300%	3.364	(c)	03/25/29	240	242,422
Series 2016-HQA4, Class M2, 1 Month LIBOR + 1.300%	3.364	(c)	04/25/29	260	263,382
Series 2017-DNA1, Class M1, 1 Month LIBOR + 1.200%	3.264	(c)	07/25/29	574	578,990
Series 2017-DNA3, Class M1, 1 Month LIBOR + 0.750%	2.814	(c)	03/25/30	1,418	1,421,671
Freddie Mac Structured Pass-Through Certificates,
Series T-59, Class 1A2	7.000		10/25/43	120	134,123
Series T-75, Class A1, 1 Month LIBOR + 0.040%	1.891	(c)	12/25/36	74	74,150
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1	3.714	(cc)	09/25/35	61	62,228
Holmes Master Issuer PLC, Series 2018-1A, Class A2, 144A, 3 Month LIBOR + 0.360%	2.699	(c)	10/15/54	700	699,325
Lanark Master Issuer PLC, Series 2018-1A, Class 1A, 144A, 3 Month LIBOR + 0.420%	2.749	(c)	12/22/69	564	562,490
LSTAR Securities Investment Ltd.,
Series 2017-5, Class A, 144A, 1 Month LIBOR + 2.000%	4.092	(c)	05/01/22	576	576,319
Series 2017-8, Class A, 144A, 1 Month LIBOR + 1.650%	3.742	(c)	11/01/22	331	332,457
LSTAR Securities Investment Trust,
Series 2017-6, Class A, 144A, 1 Month LIBOR + 1.750%	3.842	(c)	09/01/22	102	102,609
Series 2018-2, Class A1, 144A, 1 Month LIBOR + 1.500%	3.592	(c)	04/01/23	1,355	1,355,958
Merrill Lynch Mortgage Investors Trust Series, Series 2005-2, Class 3A, 1 Month LIBOR + 1.000%	3.092	(c)	10/25/35	50	47,984
Merrill Lynch Mortgage Investors Trust, MLMI Series, Series 2005-A10, Class A, 1 Month LIBOR + 0.210%	2.274	(c)	02/25/36	116	111,174
OBX Trust, Series 2018-1, Class A2, 144A, 1 Month LIBOR + 0.650%	2.714	(c)	06/25/57	889	889,690

See Notes to Financial Statements.

PGIM Core Bond Fund	47

Schedule of Investments (continued)

as of July 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Radnor RE Ltd., Series 2018-1, Class M1, 144A, 1 Month LIBOR + 1.400%	3.464	%(c)	03/25/28	440	$440,383
Sequoia Mortgage Trust 10, Series 10, Class 2A1, 1 Month LIBOR + 0.760%	2.846	(c)	10/20/27	57	54,459
Structured Asset Mortgage Investments II Trust, Series 2005-AR5, Class A1, 1 Month LIBOR + 0.250%	2.332	(c)	07/19/35	46	44,587
WaMu Mortgage Pass-Through Certificates Series Trust,
Series 2002-AR6, Class A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.400%	3.054	(c)	06/25/42	78	74,783
Series 2002-AR9, Class 1A, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.400%	3.054	(c)	08/25/42	5	5,401
Series 2005-AR13, Class A1A1, 1 Month LIBOR + 0.290%	2.354	(c)	10/25/45	620	619,943

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $14,187,939)					14,202,619

SOVEREIGN BONDS 2.2%
Abu Dhabi Government International Bond (United Arab Emirates), Sr. Unsec’d. Notes, 144A	3.125		10/11/27	840	791,062
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes	4.375		07/12/21	200	204,800
Sr. Unsec’d. Notes	7.375		09/18/37	175	220,500
Export-Import Bank of India (India),
Sr. Unsec’d. Notes, 144A	3.875		02/01/28	290	273,496
Sr. Unsec’d. Notes, EMTN	2.750		04/01/20	400	392,480
Finnvera OYJ (Finland), Gov’t. Gtd. Notes, EMTN	1.875		09/16/19	200	197,903
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes, MTN	3.750		04/25/22	200	199,417
Sr. Unsec’d. Notes, MTN	4.750		01/08/26	200	205,707
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes	2.125		06/01/20	200	197,002
Gov’t. Gtd. Notes	2.125		07/21/20	400	393,117
Gov’t. Gtd. Notes	2.125		11/16/20	800	782,350
Gov’t. Gtd. Notes	2.250		02/24/20	200	197,963
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A, MTN	2.125		10/25/23	200	187,388
Sr. Unsec’d. Notes, 144A, MTN	2.625		04/20/22	400	389,424
Sr. Unsec’d. Notes, EMTN	2.125		04/13/21	200	193,973
Lithuania Government International Bond (Lithuania), Sr. Unsec’d. Notes, 144A	6.125		03/09/21	260	278,460
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	3.750		03/16/25	200	199,400

See Notes to Financial Statements.

48

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
SOVEREIGN BONDS (Continued)
Panama Government International Bond (Panama), (cont’d.)
Sr. Unsec’d. Notes	4.500%	04/16/50	200	$197,000
Province of Alberta (Canada), Sr. Unsec’d. Notes	3.300	03/15/28	335	331,183
Province of Manitoba (Canada), Sr. Unsec’d. Notes	2.125	06/22/26	100	91,081
Province of Ontario (Canada), Sr. Unsec’d. Notes	2.250	05/18/22	165	159,273
Province of Quebec (Canada),
Sr. Unsec’d. Notes	2.750	04/12/27	415	396,651
Unsec’d. Notes, MTN	7.140	02/27/26	100	120,742
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A	3.875	04/23/23	335	336,239
Sr. Unsec’d. Notes, 144A	5.103	04/23/48	370	377,874
Republic of Poland Government International Bond (Poland), Sr. Unsec’d. Notes	3.000	03/17/23	100	98,235
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, 144A, MTN	2.375	10/26/21	435	418,357
Sr. Unsec’d. Notes, 144A, MTN	2.875	03/04/23	460	441,876
Sr. Unsec’d. Notes, 144A, MTN	4.000	04/17/25	320	319,768
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes, 144A	2.500	06/08/22	400	387,094
Sr. Unsec’d. Notes, 144A	3.250	06/01/23	200	199,056
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	7.000	06/05/20	250	254,000
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes	4.975	04/20/55	215	213,065
Sr. Unsec’d. Notes	5.100	06/18/50	150	151,657

TOTAL SOVEREIGN BONDS (cost $10,018,347)				9,797,593

U.S. GOVERNMENT AGENCY OBLIGATIONS 20.7%
Federal Farm Credit Banks	3.220	03/26/31	540	523,396
Federal Home Loan Mortgage Corp.	1.375	08/15/19	320	316,387
Federal Home Loan Mortgage Corp.	2.000	01/01/32	950	896,021
Federal Home Loan Mortgage Corp.	2.375	01/13/22	280	275,479
Federal Home Loan Mortgage Corp.	2.500	01/01/29	727	707,904
Federal Home Loan Mortgage Corp.	2.500	07/01/31	908	878,809
Federal Home Loan Mortgage Corp.	2.500	01/01/32	442	428,341
Federal Home Loan Mortgage Corp.	3.000	01/01/37	485	476,001
Federal Home Loan Mortgage Corp.	3.000	12/01/37	242	236,158
Federal Home Loan Mortgage Corp.	3.000	07/01/43	710	689,241
Federal Home Loan Mortgage Corp.	3.000	12/01/46	1,375	1,326,396
Federal Home Loan Mortgage Corp.	3.000	01/01/47	1,477	1,423,909

See Notes to Financial Statements.

PGIM Core Bond Fund	49

Schedule of Investments (continued)

as of July 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal Home Loan Mortgage Corp.	3.500%		06/01/42	649	$648,025
Federal Home Loan Mortgage Corp.	3.500		09/01/42	830	828,542
Federal Home Loan Mortgage Corp.	3.500		10/01/42	912	910,345
Federal Home Loan Mortgage Corp.	3.500		06/01/43	449	448,661
Federal Home Loan Mortgage Corp.	3.500		05/01/45	688	684,726
Federal Home Loan Mortgage Corp.	3.500		01/01/47	495	491,460
Federal Home Loan Mortgage Corp.	3.500		01/01/48	488	483,743
Federal Home Loan Mortgage Corp.	4.000		TBA	1,000	1,013,849
Federal Home Loan Mortgage Corp.	4.000		12/01/40	237	242,594
Federal Home Loan Mortgage Corp.	4.000		01/01/41	505	517,265
Federal Home Loan Mortgage Corp.	4.000		04/01/42	637	652,466
Federal Home Loan Mortgage Corp.	4.000		10/01/45	377	384,455
Federal Home Loan Mortgage Corp.	4.000		05/01/46	444	452,155
Federal Home Loan Mortgage Corp.	4.000		08/01/46	441	449,417
Federal Home Loan Mortgage Corp.	4.500		TBA	3,000	3,105,847
Federal Home Loan Mortgage Corp.	4.500		06/01/42	223	233,957
Federal Home Loan Mortgage Corp.	4.500		09/01/44	298	309,231
Federal Home Loan Mortgage Corp.	4.500		07/01/47	1,005	1,042,068
Federal Home Loan Mortgage Corp.	5.000		08/01/40	458	487,894
Federal National Mortgage Assoc.	2.375		01/19/23	1,490	1,455,988
Federal National Mortgage Assoc.	2.500		05/01/30	629	611,523
Federal National Mortgage Assoc.	2.500		11/01/31	445	431,295
Federal National Mortgage Assoc.	2.500		11/01/31	456	441,892
Federal National Mortgage Assoc.	2.500		02/01/43	163	152,868
Federal National Mortgage Assoc.	2.500		09/01/46	463	432,171
Federal National Mortgage Assoc.	2.500		10/01/46	449	419,292
Federal National Mortgage Assoc., Cost of Funds for the 11th District of San Francisco + 2.000%	2.750	(c)	08/01/24	9	9,362
Federal National Mortgage Assoc.	3.000		06/01/30	410	407,530
Federal National Mortgage Assoc.	3.000		05/01/31	187	185,846
Federal National Mortgage Assoc.	3.000		12/01/31	482	477,452
Federal National Mortgage Assoc.	3.000		05/01/32	469	465,423
Federal National Mortgage Assoc.	3.000		09/01/32	238	236,304
Federal National Mortgage Assoc.	3.000		11/01/36	419	411,226
Federal National Mortgage Assoc.	3.000		10/01/42	401	389,942
Federal National Mortgage Assoc.	3.000		10/01/42	669	651,077
Federal National Mortgage Assoc.	3.000		02/01/43	406	395,181
Federal National Mortgage Assoc.	3.000		04/01/43	683	664,162
Federal National Mortgage Assoc.	3.000		06/01/43	896	870,825
Federal National Mortgage Assoc.	3.000		12/01/46	482	465,290
Federal National Mortgage Assoc.	3.000		01/01/47	3,514	3,391,814
Federal National Mortgage Assoc.	3.500		TBA	1,500	1,511,543
Federal National Mortgage Assoc.	3.500		12/01/29	270	272,554
Federal National Mortgage Assoc.	3.500		08/01/31	753	761,589

See Notes to Financial Statements.

50

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	3.500%		12/01/32		433	$437,234
Federal National Mortgage Assoc.	3.500		10/01/41		285	284,357
Federal National Mortgage Assoc.	3.500		04/01/42		576	575,543
Federal National Mortgage Assoc.	3.500		05/01/42		582	580,946
Federal National Mortgage Assoc.	3.500		06/01/42		1,288	1,286,683
Federal National Mortgage Assoc.	3.500		10/01/42		667	666,076
Federal National Mortgage Assoc.	3.500		10/01/42		923	921,437
Federal National Mortgage Assoc.	3.500		06/01/43		435	433,143
Federal National Mortgage Assoc.	3.500		06/01/45		673	668,352
Federal National Mortgage Assoc.	3.500		06/01/45		1,302	1,294,021
Federal National Mortgage Assoc.	3.500		09/01/45		858	852,517
Federal National Mortgage Assoc.	3.500		10/01/45		1,138	1,130,876
Federal National Mortgage Assoc.	3.500		01/01/46		391	388,323
Federal National Mortgage Assoc.	3.500		01/01/46		892	886,790
Federal National Mortgage Assoc.	3.500		11/01/47		6,061	6,010,290
Federal National Mortgage Assoc.	4.000		TBA		1,500	1,523,672
Federal National Mortgage Assoc.	4.000		09/01/40		444	453,992
Federal National Mortgage Assoc.	4.000		02/01/41		748	765,138
Federal National Mortgage Assoc.	4.000		12/01/41		653	668,528
Federal National Mortgage Assoc.	4.000		09/01/44		447	454,632
Federal National Mortgage Assoc.	4.000		10/01/44		1,119	1,139,135
Federal National Mortgage Assoc.	4.000		12/01/45		374	379,681
Federal National Mortgage Assoc.	4.000		08/01/46		810	824,262
Federal National Mortgage Assoc.	4.500		08/01/40		206	215,555
Federal National Mortgage Assoc.	4.500		04/01/41		229	240,000
Federal National Mortgage Assoc.	4.500		08/01/41		312	327,132
Federal National Mortgage Assoc.	4.500		08/01/41		742	773,666
Federal National Mortgage Assoc.	4.500		08/01/44		622	648,542
Federal National Mortgage Assoc.	4.500		01/01/45		400	417,142
Federal National Mortgage Assoc.	5.000		09/01/30		51	53,975
Federal National Mortgage Assoc.	5.000		03/01/42		724	774,160
Federal National Mortgage Assoc.	5.000		10/01/47		1,179	1,245,976
Federal National Mortgage Assoc.	5.000		01/01/48		176	186,479
Federal National Mortgage Assoc.	5.500		TBA		750	800,918
Federal National Mortgage Assoc.	5.500		01/01/40		271	292,085
Federal National Mortgage Assoc., Cost of Funds for the 11th District of San Francisco + 1.250%	5.617	(c)	12/01/30		1	937
Federal National Mortgage Assoc.	6.000		10/01/36		159	174,246
Federal National Mortgage Assoc.	6.000		07/01/41		166	180,841
Federal National Mortgage Assoc.	6.625		11/15/30	(k)	485	646,204
Federal National Mortgage Assoc.	7.125		01/15/30	(k)	80	108,917
Government National Mortgage Assoc.	2.500		12/20/46		308	290,850
Government National Mortgage Assoc.	3.000		03/20/43		802	789,804
Government National Mortgage Assoc.	3.000		08/20/43		155	152,291

See Notes to Financial Statements.

PGIM Core Bond Fund	51

Schedule of Investments (continued)

as of July 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	3.000%	09/20/43	292	$287,899
Government National Mortgage Assoc.	3.000	01/20/44	272	267,713
Government National Mortgage Assoc.	3.000	05/20/45	421	412,589
Government National Mortgage Assoc.	3.000	08/15/45	458	447,207
Government National Mortgage Assoc.	3.000	07/20/46	1,806	1,767,059
Government National Mortgage Assoc.	3.000	08/20/46	234	229,040
Government National Mortgage Assoc.	3.000	10/20/46	429	419,756
Government National Mortgage Assoc.	3.000	03/20/47	1,889	1,846,807
Government National Mortgage Assoc.	3.500	01/15/42	195	195,733
Government National Mortgage Assoc.	3.500	12/20/42	559	563,371
Government National Mortgage Assoc.	3.500	01/20/43	822	828,720
Government National Mortgage Assoc.	3.500	02/20/43	370	372,686
Government National Mortgage Assoc.	3.500	08/20/43	448	451,577
Government National Mortgage Assoc.	3.500	03/20/45	275	275,884
Government National Mortgage Assoc.	3.500	04/20/45	1,630	1,634,822
Government National Mortgage Assoc.	3.500	07/20/46	1,992	1,995,256
Government National Mortgage Assoc.	3.500	12/20/46	2,345	2,347,603
Government National Mortgage Assoc.	4.000	12/20/40	487	502,633
Government National Mortgage Assoc.	4.000	06/20/41	192	197,664
Government National Mortgage Assoc.	4.000	11/15/41	263	270,712
Government National Mortgage Assoc.	4.000	12/20/42	393	404,939
Government National Mortgage Assoc.	4.000	04/20/43	299	308,300
Government National Mortgage Assoc.	4.000	10/20/43	317	326,764
Government National Mortgage Assoc.	4.000	09/20/44	381	392,600
Government National Mortgage Assoc.	4.000	08/20/45	393	404,554
Government National Mortgage Assoc.	4.000	10/20/45	372	383,737
Government National Mortgage Assoc.	4.000	03/20/46	718	737,502
Government National Mortgage Assoc.	4.000	11/20/46	574	591,144
Government National Mortgage Assoc.	4.000	03/20/47	642	657,692
Government National Mortgage Assoc.	4.500	TBA	2,250	2,333,180
Government National Mortgage Assoc.	4.500	10/20/43	157	165,464
Government National Mortgage Assoc.	4.500	01/20/44	191	200,942
Government National Mortgage Assoc.	4.500	04/20/44	667	702,198
Government National Mortgage Assoc.	4.500	03/20/45	172	181,409
Government National Mortgage Assoc.	4.500	07/20/46	413	434,285
Government National Mortgage Assoc.	4.500	08/20/46	350	367,941
Government National Mortgage Assoc.	4.500	11/20/46	345	364,763
Government National Mortgage Assoc.	5.000	10/20/37	13	13,599
Government National Mortgage Assoc.	5.000	04/20/45	96	102,014
Government National Mortgage Assoc.	5.000	08/20/45	378	402,376
Government National Mortgage Assoc.	6.000	12/15/39	228	247,788

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $95,219,810)				93,060,161

See Notes to Financial Statements.

52

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value
U.S. TREASURY OBLIGATIONS 2.5%
U.S. Treasury Bonds	3.000%		02/15/48		1,365	$1,342,872
U.S. Treasury Bonds	3.625		08/15/43		10	10,945
U.S. Treasury Notes	1.625		04/30/23		625	591,309
U.S. Treasury Notes	1.750		05/15/23		115	109,394
U.S. Treasury Notes	2.000		11/30/20		680	668,950
U.S. Treasury Notes	2.000		06/30/24		380	361,549
U.S. Treasury Notes	2.125		09/30/21	(k)	1,835	1,798,730
U.S. Treasury Notes	2.125		05/15/25		110	104,586
U.S. Treasury Notes	2.375		08/15/24		5	4,854
U.S. Treasury Notes	2.625		07/31/20		110	109,901
U.S. Treasury Notes	2.625		06/30/23		575	569,115
U.S. Treasury Notes	2.750		07/31/23		2,655	2,642,762
U.S. Treasury Notes	2.875		07/31/25		355	353,808
U.S. Treasury Notes	2.875		05/15/28		280	277,856
U.S. Treasury Strips Coupon	2.570	(s)	02/15/31	(k)	2,460	1,669,400
U.S. Treasury Strips Coupon	2.739	(s)	11/15/29		575	405,792
U.S. Treasury Strips Coupon	2.783	(s)	08/15/29		100	71,233
U.S. Treasury Strips Coupon	2.878	(s)	05/15/31		100	67,269
U.S. Treasury Strips Coupon	3.042	(s)	11/15/35		200	116,571
U.S. Treasury Strips Coupon	3.202	(s)	08/15/40		200	100,494

TOTAL U.S. TREASURY OBLIGATIONS (cost $11,526,710)						11,377,390

TOTAL LONG-TERM INVESTMENTS (cost $452,967,226)						443,521,937

					Shares

SHORT-TERM INVESTMENTS 3.8%

AFFILIATED MUTUAL FUNDS 3.6%
PGIM Core Ultra Short Bond Fund(w)					16,023,307	16,023,307
PGIM Institutional Money Market Fund (cost $203,091; includes $200,899 of cash collateral for securities on loan)(b)(w)					203,071	203,091

TOTAL AFFILIATED MUTUAL FUNDS (cost $16,226,398)						16,226,398

See Notes to Financial Statements.

PGIM Core Bond Fund	53

Schedule of Investments (continued)

as of July 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
COMMERCIAL PAPER 0.2%
Ford Motor Credit Co. LLC 144A (cost $1,017,812)	3.201%	04/09/19	1,040	$1,020,111

OPTIONS PURCHASED*~ 0.0%
(cost $11,603)				273

TOTAL SHORT-TERM INVESTMENTS (cost $17,255,813)				17,246,782

TOTAL INVESTMENTS 102.5% (cost $470,223,039)				460,768,719
Liabilities in excess of other assets(z) (2.5)%				(11,357,508)

NET ASSETS 100.0%				$449,411,211

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

A—Annual payment frequency for swaps

Aces—Alternative Credit Enhancements Securities

BABs—Build America Bonds

CLO—Collateralized Loan Obligation

CMM—Constant Maturity Mortgage

CMS—Constant Maturity Swap

CMT—Constant Maturity Treasury

EMTN—Euro Medium Term Note

FHLMC—Federal Home Loan Mortgage Corporation

GMTN—Global Medium Term Note

GO—General Obligation

LIBOR—London Interbank Offered Rate

M—Monthly payment frequency for swaps

MTN—Medium Term Note

OTC—Over-the-counter

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trusts

REMICS—Real Estate Mortgage Investment Conduit Security

S—Semiannual payment frequency for swaps

Strips—Separate Trading of Registered Interest and Principal of Securities

T—Swap payment upon termination

TBA—To Be Announced

USOIS—United States Overnight Index Swap

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

See Notes to Financial Statements.

54

~	See tables subsequent to the Schedule of Investments for options detail.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $1,697,780 and 0.4% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $196,908; cash collateral of $200,899 (including in liabilities) was received with which the Fund purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2018.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of July 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.
(z)

Includes net unrealized appreciation (depreciation) on the following derivative contracts and market value for forward commitment contracts held at reporting period end, with the exception of options which are included in the total investments at market value:

Forward Commitment Contract

U.S. Government Agency Obligations	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc. (proceeds receivable $(1,521,641))	4.000%	TBA	09/13/18	(1,500)	$(1,521,562)

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2- Year 10 CMS Curve CAP	Call	Barclays Capital Group	07/12/21	0.11%	—	5,885	$139
2- Year 10 CMS Curve CAP	Call	Barclays Capital Group	07/13/21	0.11%	—	5,720	134

Total Options Purchased (cost $ 11,603)							$273

Futures contracts outstanding at July 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
	Long Positions:
208	2 Year U.S. Treasury Notes	Sep. 2018	$43,966,000	$(37,841)
801	5 Year U.S. Treasury Notes	Sep. 2018	90,613,125	81,535
171	30 Year U.S. Ultra Treasury Bonds	Sep. 2018	26,830,969	297,913

				341,607

See Notes to Financial Statements.

PGIM Core Bond Fund	55

Schedule of Investments (continued)

as of July 31, 2018

Futures contracts outstanding at July 31, 2018 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
	Short Positions:
88	90 Day Euro Dollar	Dec. 2018	$21,410,400	$161,700
116	10 Year U.S. Treasury Notes	Sep. 2018	13,852,937	66,859
19	10 Year U.S. Ultra Treasury Notes	Sep. 2018	2,415,078	(28,812)

				199,747

				$541,354

A security with a market value of $1,143,934 has been segregated with Citigroup Global Markets to cover requirements for open futures contracts at July 31, 2018.

Credit default swap agreements outstanding at July 31, 2018:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at July 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on credit indices—Sell Protection(2):
CMBX.NA.6.AA	05/11/63	1.500%(M)	2,000	1.215%	$22,240	$(26,031)	$48,271	Morgan Stanley

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Notes to Financial Statements.

56

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Forward rate agreement outstanding at July 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Forward Rate Agreement^:
19,700	08/30/18	—(3)	—(3)	$(2,121)	$—	$(2,121)	JPMorgan Chase

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.
(3)	The Fund pays or receives payment based on CMM102 minus 10 Year CMT minus 1.125% upon termination.

Inflation swap agreements outstanding at July 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at July 31, 2018	Unrealized Appreciaton (Depreciation)
Centrally Cleared Inflation Swap Agreement:
450	10/25/27	2.160%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	$10	$(11,676)	$(11,686)

(1) The Fund pays the fixed rate and receives the floating rate.
(2) The Fund pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at July 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at July 31, 2018	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
368,055	01/30/19	2.261%(T)	1 Day USOIS(1)(T)	$—	$24,916	$24,916
315,660	03/20/19	2.158%(T)	1 Day USOIS(1)(T)	—	86,216	86,216
15,900	06/30/19	1.486%(A)	1 Day USOIS(1)(A)	(6,038)	121,803	127,841
3,010	06/30/19	1.502%(A)	1 Day USOIS(1)(A)	(1,835)	22,585	24,420
8,085	09/30/19	1.707%(A)	1 Day USOIS(1)(A)	2,248	60,655	58,407
13,855	12/31/19	1.840%(A)	1 Day USOIS(1)(A)	10,045	115,365	105,320
7,205	12/31/19	1.950%(A)	1 Day USOIS(1)(A)	2,025	46,321	44,296
3,600	12/31/19	2.040%(A)	1 Day USOIS(1)(A)	39	17,525	17,486

See Notes to Financial Statements.

PGIM Core Bond Fund	57

Schedule of Investments (continued)

as of July 31, 2018

Interest rate swap agreements outstanding at July 31, 2018 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at July 31, 2018	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
2,770	12/31/19	2.107%(A)	1 Day USOIS(1)(A)	$(5)	$10,334	$10,339
7,395	03/23/21	2.370%(A)	1 Day USOIS(1)(A)	—	25,746	25,746
1,195	09/27/21	2.330%(A)	1 Day USOIS(1)(A)	(276)	7,404	7,680
685	05/31/22	2.353%(A)	1 Day USOIS(1)(A)	—	5,990	5,990
690	11/30/22	2.969%(S)	3 Month LIBOR(1)(Q)	—	682	682
1,215	02/15/24	2.115%(S)	3 Month LIBOR(1)(Q)	3,113	48,324	45,211
2,571	02/15/24	2.151%(S)	3 Month LIBOR(1)(Q)	(2,558)	97,101	99,659
3,080	02/15/24	2.167%(S)	3 Month LIBOR(1)(Q)	(17,091)	113,569	130,660
1,580	02/15/24	2.183%(S)	3 Month LIBOR(1)(Q)	(3,010)	56,592	59,602
1,120	08/15/24	2.168%(S)	3 Month LIBOR(1)(Q)	—	45,206	45,206
9,600	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	29,514	386,511	356,997
3,450	08/15/24	2.176%(S)	3 Month LIBOR(1)(Q)	11,173	137,745	126,572
5,535	11/15/24	2.333%(S)	3 Month LIBOR(1)(Q)	18,482	209,248	190,766
3,095	02/12/25	2.408%(A)	1 Day USOIS(1)(A)	—	33,460	33,460
3,923	05/31/25	2.998%(S)	3 Month LIBOR(1)(Q)	(2,549)	1,890	4,439
1,765	01/08/26	2.210%(S)	3 Month LIBOR(1)(Q)	—	93,650	93,650
1,447	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	19,731	91,318	71,587
390	02/15/27	1.899%(A)	1 Day USOIS(1)(A)	495	21,926	21,431
395	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	20,093	20,093
920	02/15/27	2.068%(A)	1 Day USOIS(1)(A)	(543)	39,830	40,373
260	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	—	14,647	14,647
1,725	02/15/36	2.338%(S)	3 Month LIBOR(2)(Q)	(11,942)	(165,899)	(153,957)
145	11/15/43	2.659%(S)	3 Month LIBOR(1)(Q)	—	10,452	10,452

				$51,018	$1,801,205	$1,750,187

Cash of $151,000 and securities with a combined market value of $1,437,641 have been segregated with Citigroup Global Markets to cover requirements for open centrally cleared swap contracts at July 31, 2018.

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Forward Rate and Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Rate Agreement	$—	$—	$—	$(2,121)
OTC Swap Agreement	$—	$(26,031)	$48,271	$—

See Notes to Financial Statements.

58

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$16,226,398	$—	$—
Asset-Backed Securities
Automobiles	—	19,372,210	1,099,960
Collateralized Loan Obligations	—	45,465,349	—
Consumer Loans	—	3,181,273	—
Credit Cards	—	4,700,781	—
Equipment	—	2,733,437	—
Home Equity Loans	—	2,122,240	—
Other	—	72,069	—
Residential Mortgage-Backed Securities	—	9,805,867	—
Student Loans	—	8,096,276	599,941
Commercial Mortgage-Backed Securities	—	76,198,928	—
Commercial Paper	—	1,020,111	—
Corporate Bonds	—	137,697,613	—
Municipal Bonds	—	3,938,230	—
Residential Mortgage-Backed Securities	—	14,202,619	—
Sovereign Bonds	—	9,797,593	—
U.S. Government Agency Obligations	—	93,060,161	—
U.S. Treasury Obligations	—	11,377,390	—
Options Purchased	—	273	—
Other Financial Instruments*
Forward Commitment Contract	—	(1,521,562)	—
Futures Contracts	541,354	—	—
OTC Credit Default Swap Agreement	—	22,240	—
OTC Forward Rate Agreement	—	—	(2,121)
Centrally Cleared Inflation Swap Agreement	—	(11,686)	—
Centrally Cleared Interest Rate Swap Agreements	—	1,750,187	—

Total	$16,767,752	$443,081,599	$1,697,780

*

Other financial instruments are derivatives, with the exception of forward commitment contracts and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

See Notes to Financial Statements.

PGIM Core Bond Fund	59

Schedule of Investments (continued)

as of July 31, 2018

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed Securities— Automobiles	Asset-Backed Securities— Collateralized Loan Obligations	Asset-Backed Securities— Credit Cards	Asset-Backed Securities— Residential Mortgage-Backed Securities
Balance as of 07/31/17	$—	$500,000	$500,000	$675,000
Realized gain (loss)	—	—	—	—
Change in unrealized appreciation (depreciation)	—	—	—	—
Purchases/Exchanges/Issuances	1,099,960	—	—	—
Sales/Paydowns	—	—	—	(675,000)
Accrued discount/premium	—	—	—	—
Transfer into Level 3	—	—	—	—
Transfer out of Level 3	—	(500,000)	(500,000)	—

Balance as of 07/31/18	$1,099,960	$—	$—	$—

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$—	$—	$—	$—

	Asset-Backed Securities Student Loans	Commercial Mortgage Backed Securities	Residential Mortgage Backed Securities	OTC Forward Rate Agreement
Balance as of 07/31/17	$—	$823,976	$1,350,000	$—
Realized gain (loss)	—	—	—	—
Change in unrealized appreciation (depreciation)	—	—	—	(2,121)
Purchases/Exchanges/Issuances	599,941	—	—	—
Sales/Paydowns	—	—	(1,350,000)	—
Accrued discount/premium	—	—	—	—
Transfer into Level 3	—	—	—	—
Transfer out of Level 3	—	(823,976)	—	—

Balance as of 07/31/18	$599,941	$—	$—	$(2,121)

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$—	$—	$—	$(2,121)

See Notes to Financial Statements.

60

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of Jule 31, 2018	Valuation Methodology	Unobservable Inputs
Asset-Backed Securities—Automobiles	$1,099,960	Market Approach	Single Broker Indicative Quote
Asset-Backed Securities—Student Loans	599,941	Market Approach	Single Broker Indicative Quote
OTC Forward Rate Agreement	(2,121)	Model Pricing	Forward Rate Volitility & Convexity Adjustment

	$1,697,780

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Asset-Backed Securities—Collateralized Loan Obligations	$500,000	L3 to L2	Cost to Evaluated Bid
Asset-Backed Securities—Credit Cards	$500,000	L3 to L2	Single Broker Indicative Quote to Evaluated Bid
Commercial Mortgage-Backed Securities	$823,976	L3 to L2	Cost to Evaluated Bid

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2018 were as follows (unaudited):

U.S. Government Agency Obligations	20.7%
Commercial Mortgage-Backed Securities	17.0
Collateralized Loan Obligations	10.1
Banks	9.7
Residential Mortgage-Backed Securities	5.4
Automobiles	4.6
Affiliated Mutual Funds (0.0% represents investments purchased with collateral from securities on loan)	3.6
Electric	3.2
U.S. Treasury Obligations	2.5
Oil & Gas	2.4
Sovereign Bonds	2.2
Student Loans	1.9%
Pipelines	1.5
Auto Manufacturers	1.2
Pharmaceuticals	1.2
Credit Cards	1.0
Healthcare-Services	1.0
Diversified Financial Services	1.0
Chemicals	0.9
Municipal Bonds	0.9
Foods	0.8
Consumer Loans	0.7
Insurance	0.7
Software	0.6

See Notes to Financial Statements.

PGIM Core Bond Fund	61

Schedule of Investments (continued)

as of July 31, 2018

Industry Classification (cont’d.):
Media	0.6%
Equipment	0.6
Home Equity Loans	0.5
Commercial Services	0.5
Airlines	0.4
Agriculture	0.4
Aerospace & Defense	0.3
Telecommunications	0.3
Oil & Gas Services	0.3
Healthcare-Products	0.3
Packaging & Containers	0.3
Retail	0.3
Real Estate Investment Trusts (REITs)	0.2
Building Materials	0.2
Commercial Paper	0.2
Transportation	0.2
Multi-National	0.2
Computers	0.2
Gas	0.2
Biotechnology	0.2
Hand/Machine Tools	0.2
Housewares	0.1
Miscellaneous Manufacturing	0.1

Beverages	0.1%
Mining	0.1
Lodging	0.1
Semiconductors	0.1
Machinery-Diversified	0.1
Forest Products & Paper	0.1
Textiles	0.1
Trucking & Leasing	0.1
Electronics	0.1
Engineering & Construction	0.0	*
Water	0.0	*
Office/Business Equipment	0.0	*
Other	0.0	*
Options Purchased	0.0	*

	102.5
Liabilities in excess of other assets	(2.5)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2018 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	—	$—		Premiums received for OTC swap agreements	$26,031
Credit contracts	Unrealized appreciation on OTC swap agreements	48,271		—	—
Interest rate contracts	Due from/to broker—variation margin futures	608,007	*	Due from/to broker—variation margin futures	66,653	*

See Notes to Financial Statements.

62

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker— variation margin swaps	1,904,144	*	Due from/to broker—variation margin swaps	165,643	*
Interest rate contracts	Unaffiliated investments	273		—	—
Interest rate contracts	—	—		Unrealized depreciation on OTC forward rate agreements	2,121

		$2,560,695			$260,448

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Rate Agreements	Swaps
Credit contracts	$—	$—	$—	$—	$30,414
Interest rate contracts	(292,265)	166,469	(3,206,908)	7,092	520,874

Total	$(292,265)	$166,469	$(3,206,908)	$7,092	$551,288

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward Rate Agreements	Swaps
Credit contracts	$—	$—	$—	$—	$15,118
Interest rate contracts	(12,445)	(10,647)	426,451	(2,121)	1,711,443

Total	$(12,445)	$(10,647)	$426,451	$(2,121)	$1,726,561

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended July 31, 2018, the Fund’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)
$35,078	$121,800	$152,942,505	$39,283,257

See Notes to Financial Statements.

PGIM Core Bond Fund	63

Schedule of Investments (continued)

as of July 31, 2018

Forward Rate Agreements(2)	Inflation Swap Agreements(2)	Interest Rate Swap Agreements(2)
$3,580,000	$405,000	$293,408,600

Credit Default Swap Agreements— Sell Protection(2)
$2,000,000

(1)	Cost.
(2)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$196,908	$(196,908)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Barclays Capital Group	$273	$—	$273	$—	$273
JPMorgan Chase	—	(2,121)	(2,121)	—	(2,121)
Morgan Stanley	48,271	(26,031)	22,240	—	22,240

	$48,544	$(28,152)	$20,392	$—	$20,392

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

64

Statement of Assets & Liabilities

as of July 31, 2018

Assets
Investments at value, including securities on loan of $196,908:
Unaffiliated investments (cost $453,996,641)	$444,542,321
Affiliated investments (cost $16,226,398)	16,226,398
Deposit with broker for centrally cleared swaps	151,000
Receivable for investments sold	15,650,373
Interest receivable	2,193,986
Receivable for Fund shares sold	1,735,137
Due from broker—variation margin futures	103,670
Unrealized appreciation on OTC swap agreements	48,271
Prepaid expenses	24

Total Assets	480,651,180

Liabilities
Payable for investments purchased	28,400,829
Forward commitment contracts, at value (proceeds received $1,521,641)	1,521,562
Payable for Fund shares reacquired	800,300
Payable to broker for collateral for securities on loan	200,899
Accrued expenses and other liabilities	156,193
Management fee payable	108,888
Premiums received for OTC swap agreements	26,031
Distribution fee payable	14,328
Due to broker—variation margin swaps	8,226
Unrealized depreciation on OTC forward rate agreements	2,121
Affiliated transfer agent fee payable	569
Deposit due to broker—futures	23

Total Liabilities	31,239,969

Net Assets	$449,411,211

Net assets were comprised of:
Shares of beneficial interest, at par	$46,639
Paid-in capital in excess of par	466,598,673

466,645,312
Undistributed net investment income	49,317
Accumulated net realized loss on investment and foreign currency transactions	(9,924,300)
Net unrealized depreciation on investments and foreign currencies	(7,359,118)

Net assets, July 31, 2018	$449,411,211

See Notes to Financial Statements.

PGIM Core Bond Fund	65

Statement of Assets & Liabilities

as of July 31, 2018

Class A
Net asset value and redemption price per share,
($53,967,218 ÷ 5,602,095 shares of beneficial interest issued and outstanding)	$9.63
Maximum sales charge (4.50% of offering price)	0.45

Maximum offering price to public	$10.08

Class C
Net asset value, offering price and redemption price per share,
($3,529,924 ÷ 366,217 shares of beneficial interest issued and outstanding)	$9.64

Class R
Net asset value, offering price and redemption price per share,
($14,913 ÷ 1,549 shares of beneficial interest issued and outstanding)	$9.63

Class Z
Net asset value, offering price and redemption price per share,
($101,369,331 ÷ 10,521,382 shares of beneficial interest issued and outstanding)	$9.63

Class R6
Net asset value, offering price and redemption price per share,
($290,529,825 ÷ 30,147,821 shares of beneficial interest issued and outstanding)	$9.64

See Notes to Financial Statements.

66

Statement of Operations

Year Ended July 31, 2018

Net Investment Income (Loss)
Income
Interest income	$11,136,815
Affiliated dividend income	354,548
Income from securities lending, net (including affiliated income of $1,352)	2,132

Total income	11,493,495

Expenses
Management fee	1,369,965
Distribution fee(a)	158,423
Custodian and accounting fees	133,087
Transfer agent’s fees and expenses (including affiliated expense of $3,170)(a)	111,983
Registration fees(a)	97,971
Shareholders’ reports	85,074
Audit fee	62,636
Legal fees and expenses	23,856
Trustees’ fees	18,836
Miscellaneous	15,689

Total expenses	2,077,520
Less: Fee waiver and/or expense reimbursement(a)	(284,973)
Distribution fee waiver(a)	(34)

Net expenses	1,792,513

Net investment income (loss)	9,700,982

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $100)	(2,306,591)
Futures transactions	(3,206,908)
Forward rate agreement transactions	7,092
Options written transactions	166,469
Swap agreement transactions	551,288
Foreign currency transactions	(1,787)

(4,790,437)

Net change in unrealized appreciation (depreciation) on:
Investments	(10,548,059)
Futures	426,451
Forward rate agreements	(2,121)
Options written	(10,647)
Swap agreements	1,726,561
Foreign currencies	(4)

(8,407,819)

Net gain (loss) on investment and foreign currency transactions	(13,198,256)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(3,497,274)

(a)	Class specific expenses and waivers were as follows:

See Notes to Financial Statements.

PGIM Core Bond Fund	67

Statement of Operations

Year Ended July 31, 2018

	Class A	Class C	Class R	Class Z	Class R6
Distribution fee	121,974	36,348	101	—	—
Transfer agent’s fees and expenses	54,894	4,807	48	51,864	370
Registration fees	18,370	15,219	15,050	16,153	33,179
Fee waiver and/or expense reimbursement	(66,834)	(19,557)	(15,096)	(57,748)	(125,738)
Distribution fee waiver	—	—	(34)	—	—

See Notes to Financial Statements.

68

Statements of Changes in Net Assets

	Year Ended July 31,
	2018	2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,700,982	$4,701,670
Net realized gain (loss) on investment and foreign currency transactions	(4,790,437)	(1,042,458)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(8,407,819)	(477,719)

Net increase (decrease) in net assets resulting from operations	(3,497,274)	3,181,493

Dividends from net investment income
Class A	(1,235,463)	(829,812)
Class C	(64,510)	(42,130)
Class R	(309)	(196)
Class Z	(2,350,329)	(2,651,141)
Class R6	(7,215,293)	(2,138,412)

	(10,865,904)	(5,661,691)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	196,937,730	301,461,573
Net asset value of shares issued in reinvestment of dividends	10,842,567	5,627,254
Cost of shares reacquired	(74,634,507)	(90,643,525)

Net increase (decrease) in net assets from Fund share transactions	133,145,790	216,445,302

Total increase (decrease)	118,782,612	213,965,104

Net Assets:
Beginning of year	330,628,599	116,663,495

End of year(a)	$449,411,211	$330,628,599

(a) Includes undistributed/(distributions in excess of) net investment income of:	$49,317	$6,755

See Notes to Financial Statements.

PGIM Core Bond Fund	69

Notes to Financial Statements

The Target Portfolio Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified open-end management investment company. The Trust currently consists of three series: PGIM Corporate Bond Fund, PGIM Core Bond Fund and PGIM QMA Small-Cap Value Fund (collectively the “Funds”). These financial statements relate to the PGIM Core Bond Fund (the “Fund”). Effective June 11, 2018, the Funds’ names were changed by replacing “Prudential” with “PGIM”, and Class Q shares were renamed Class R6 shares.

The investment objective of the Fund is total return.

1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”). Pursuant to the Board’s delegation, a Valuation Committee has been established as two persons, being one or more officers of the Trust, including: the Trust’s Treasurer (or the Treasurer’s direct reports); and the Trust’s Chief or Deputy Chief Compliance Officer (or Vice-President-level direct reports of the Chief or Deputy Chief Compliance Officer). Under the current valuation procedures, the Valuation Committee of the Board is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some

70

of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days.

During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing OTC derivatives such as interest rate

PGIM Core Bond Fund	71

Notes to Financial Statements (continued)

swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated OTC derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain OTC derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur transaction costs that would not be incurred in the sale of

72

securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Connecticut Avenue Securities (CAS) and Structured Agency Credit Risk (STACR): The Fund purchased government controlled Fannie Mae and Freddie Mac securities that transfer most of the cost of defaults to private investors including the Fund. These are insurance-like products that are called CAS by Fannie Mae and STACR securities by Freddie Mac. Payments on the securities are based primarily on the performance of a reference pool of underlying mortgages. With such securities, the Fund could lose some or all of its principal if the underlying mortgages experience credit defaults.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end

PGIM Core Bond Fund	73

Notes to Financial Statements (continued)

exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Options: The Fund purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser or an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

74

Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Forward Rate Agreements: Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. The Fund entered into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

Swap Agreements: The Fund may enter into credit default, interest rate and other types of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of

PGIM Core Bond Fund	75

Notes to Financial Statements (continued)

fixed-rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: The Fund entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Fund to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

76

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Trust, on behalf of the Fund, is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably

PGIM Core Bond Fund	77

Notes to Financial Statements (continued)

determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of July 31, 2018, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Delayed-Delivery Transactions: The Fund may purchase or sell securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Fund forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value

78

of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fee, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions from net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and

PGIM Core Bond Fund	79

Notes to Financial Statements (continued)

which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the Subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Fund. PGIM Investments administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Fund’s custodian (the Custodian), and the Fund’s transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of 0.35% of the Fund’s average daily net assets up to $10 billion and 0.34% of such assets in excess of $10 billion. The effective management fee rate before any waivers and/or expense reimbursements, was 0.35% for the year ended July 31, 2018.

PGIM Investments has contractually agreed through November 30, 2019, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 0.70% of average daily net assets for Class A shares, 1.45% of average daily net assets for

80

Class C shares, 0.95% of average daily net assets for Class R shares, 0.45% of average daily net assets for Class Z shares and 0.40% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class C, Class R, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

Pursuant to the Fund’s Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25%, 1% and 0.75% of the average daily net assets of the Class A, C and R shares, respectively. PIMS has contractually agreed through November 30, 2019 to limit such fees to 0.50% of the average daily net assets of the Class R shares.

PIMS has advised the Fund that it has received $226,099 in front-end sales charges resulting from sales of Class A shares during the year ended July 31, 2018. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to sales persons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended July 31, 2018, it received $1,145 and $1,900 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer

PGIM Core Bond Fund	81

Notes to Financial Statements (continued)

agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended July 31, 2018 no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the reporting period ended July 31, 2018, PGIM, Inc. was compensated $777 by PGIM Investments for managing the Fund’s securities lending cash collateral as subadviser to the Money Market Fund. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended July 31, 2018, were $633,018,104 and $471,783,875, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended July 31, 2018, is presented as follows:

Affiliated Mutual Funds*	Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income
PGIM Core Ultra Short Bond Fund	$30,387,632	$1,387,545,639	$1,401,909,964	$—	$—	$16,023,307	16,023,307	$354,548
PGIM Institutional Money Market Fund	567,416	9,220,776	9,585,201	—	100	203,091	203,071	1,352	**

	$30,955,048	$1,396,766,415	$1,411,495,165	$—	$100	$16,226,398		$355,900

*	The Funds did not have any capital gain distributions during the reporting period.

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**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the tax year ended July 31, 2018, the adjustments were to increase undistributed net investment income and increase accumulated net realized loss on investment and foreign currency transactions by $1,207,484 due to reclassification of paydown gains (losses), certain transactions involving foreign currencies, swaps and differences in the tax treatment of premium amortization. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the years ended July 31, 2018 and July 31, 2017, the tax character of dividends paid by the Fund was $10,865,904 and $5,661,691 of ordinary income, respectively.

As of July 31, 2018, the accumulated undistributed earnings on a tax basis was $49,317 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of July 31, 2018 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$470,943,649	$2,512,779	$(11,909,297)	$(9,396,518)

The differences between book basis and tax basis were primarily attributable to deferred losses on wash sales, amortization of premiums, futures and other cost basis differences between financial and tax accounting.

For federal income tax purposes, the Fund had a capital loss carryforward for the tax year ended July 31, 2018 of approximately $7,887,000 which can be carried forward for an unlimited period. No capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s

PGIM Core Bond Fund	83

Notes to Financial Statements (continued)

federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class R shares are available to certain retirement plans, clearing and settlement firms. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $0.001 par value per share.

As of July 31, 2018, Prudential, through its affiliate entities, including affiliated funds (if applicable), owned 1,076 shares of Class R shares of the Fund. At reporting period end, 3 shareholders of record held 91% of the Fund’s outstanding shares on behalf of multiple beneficial owners.

Transactions in shares of beneficial interest were as follows:

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Class A	Shares	Amount
Year ended July 31, 2018:
Shares sold	1,614,256	$15,894,522
Shares issued in reinvestment of dividends and distributions	125,759	1,232,672
Shares reacquired	(540,853)	(5,301,621)

Net increase (decrease) in shares outstanding before conversion	1,199,162	11,825,573
Shares issued upon conversion from other share class(es)	107,457	1,039,956
Shares reacquired upon conversion into other share class(es)	(58,187)	(574,020)

Net increase (decrease) in shares outstanding	1,248,432	$12,291,509

Year ended July 31, 2017:
Shares sold	4,879,112	$48,572,739
Shares issued in reinvestment of dividends and distributions	83,292	827,658
Shares reacquired	(2,273,240)	(22,525,876)

Net increase (decrease) in shares outstanding before conversion	2,689,164	26,874,521
Shares reacquired upon conversion into other share class(es)	(40,883)	(406,271)

Net increase (decrease) in shares outstanding	2,648,281	$26,468,250

Class C
Year ended July 31, 2018:
Shares sold	176,273	$1,744,652
Shares issued in reinvestment of dividends and distributions	6,475	63,553
Shares reacquired	(164,125)	(1,614,836)

Net increase (decrease) in shares outstanding before conversion	18,623	193,369
Shares reacquired upon conversion into other share class(es)	(1,212)	(11,676)

Net increase (decrease) in shares outstanding	17,411	$181,693

Year ended July 31, 2017:
Shares sold	239,782	$2,406,997
Shares issued in reinvestment of dividends and distributions	4,126	41,089
Shares reacquired	(112,646)	(1,121,164)

Net increase (decrease) in shares outstanding	131,262	$1,326,922

Class R
Year ended July 31, 2018:
Shares sold	466	$4,614
Shares issued in reinvestment of dividends and distributions	32	308
Shares reacquired	(1)	(8)

Net increase (decrease) in shares outstanding	497	$4,914

Year ended July 31, 2017:
Shares issued in reinvestment of dividends and distributions	19	$196

Net increase (decrease) in shares outstanding	19	$196

PGIM Core Bond Fund	85

Notes to Financial Statements (continued)

Class Z	Shares	Amount
Year ended July 31, 2018:
Shares sold	4,125,680	$40,037,037
Shares issued in reinvestment of dividends and distributions	237,753	2,331,874
Shares reacquired	(1,985,498)	(19,544,929)

Net increase (decrease) in shares outstanding before conversion	2,377,935	22,823,982
Shares issued upon conversion from other share class(es)	13,106	127,325
Shares reacquired upon conversion into other share class(es)	(107,307)	(1,038,461)

Net increase (decrease) in shares outstanding	2,283,734	$21,912,846

Year ended July 31, 2017:
Shares sold	15,569,571	$155,505,555
Shares issued in reinvestment of dividends and distributions	263,271	2,620,164
Shares reacquired	(5,518,779)	(54,651,511)

Net increase (decrease) in shares outstanding before conversion	10,314,063	103,474,208
Shares reacquired upon conversion into other share class(es)	(11,555,936)	(114,403,764)

Net increase (decrease) in shares outstanding	(1,241,873)	$(10,929,556)

Class R6
Year ended July 31, 2018:
Shares sold	14,138,841	$139,256,905
Shares issued in reinvestment of dividends and distributions	735,873	7,214,160
Shares reacquired	(4,922,296)	(48,173,113)

Net increase (decrease) in shares outstanding before conversion	9,952,418	98,297,952
Shares issued upon conversion from other share class(es)	47,448	469,690
Shares reacquired upon conversion into other share class(es)	(1,317)	(12,814)

Net increase (decrease) in shares outstanding	9,998,549	$98,754,828

Year ended July 31, 2017:
Shares sold	9,581,826	$94,976,282
Shares issued in reinvestment of dividends and distributions	215,127	2,138,147
Shares reacquired	(1,245,527)	(12,344,974)

Net increase (decrease) in shares outstanding before conversion	8,551,426	84,769,455
Shares issued upon conversion from other share class(es)	11,596,806	114,810,035

Net increase (decrease) in shares outstanding	20,148,232	$199,579,490

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 5, 2017 through October 4, 2018. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 5, 2017, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15%

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of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended July 31, 2018.

8. Other Risks

The Fund’s risks include, but are not limited to, the risks discussed below:

Bond Obligations Risk: The Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or close out of derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. Generally, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

PGIM Core Bond Fund	87

Notes to Financial Statements (continued)

Interest Rate Risk: The market price of the Fund’s investments will change in response to changes in interest rate and other factors. During periods of rising interest rates, the market price of fixed income instruments generally declines. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in below-market interest rates and reducing the Fund’s value. In typical market interest rate environments, the prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. Fluctuations in the market price of the Fund’s instruments will not affect interest income derived from the instruments already owned by the Fund, but will be reflected in the Fund’s NAV.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

U.S. Government and Agency Securities Risk: U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

88

Financial Highlights

Class A Shares
	Year Ended July 31,			February 17, 2015(a) through July 31,
	2018	2017	2016	2015
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.99	$10.22	$9.88	$9.99
Income (loss) from investment operations:
Net investment income (loss)	0.22	0.18	0.18	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.33)	(0.20)	0.39	(0.09)
Total from investment operations:	(0.11)	(0.02)	0.57	-
Less Dividends and Distributions:
Dividends from net investment income	(0.25)	(0.21)	(0.20)	(0.11)
Tax return of capital distributions	-	-	(0.03)	-
Total dividends and distributions	(0.25)	(0.21)	(0.23)	(0.11)
Net asset value, end of period	$9.63	$9.99	$10.22	$9.88
Total Return(c):	(1.14)%	(0.13)%	5.91%	(0.05)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$53,967	$43,489	$17,437	$203
Average net assets (000)	$48,790	$38,131	$3,049	$78
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.70%	0.70%	0.70%	0.70%	(f)
Expenses before waivers and/or expense reimbursement	0.84% (g)	0.89%	0.90%	1.16%	(f)
Net investment income (loss)	2.23%	1.77%	1.74%	1.97%	(f)
Portfolio turnover rate(h)(i)	172%	314%	224%	535%	(j)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The distributor of the Fund had contractually agreed to limit its distribution and service (12b-1) fees to 0.25% of the average daily net assets through March 8, 2015. Effective March 9, 2015, the contractual distribution and service (12b-1) fees were reduced from 0.30% to 0.25% of the average daily net assets and the 0.05% contractual 12b-1 fee waiver was terminated.

(f)	Annualized.
(g)	Effective August 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(h)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(i)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(j)	Not annualized.

See Notes to Financial Statements.

PGIM Core Bond Fund	89

Financial Highlights (continued)

Class C Shares
	Year Ended July 31,			February 17, 2015(a) through July 31,
	2018	2017	2016	2015
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.99	$10.23	$9.89	$9.99
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.10	0.11	0.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.32)	(0.20)	0.39	(0.08)
Total from investment operations:	(0.18)	(0.10)	0.50	(0.03)
Less Dividends and Distributions:
Dividends from net investment income	(0.17)	(0.14)	(0.14)	(0.07)
Tax return of capital distributions	-	-	(0.02)	-
Total dividends and distributions	(0.17)	(0.14)	(0.16)	(0.07)
Net asset value, end of period	$9.64	$9.99	$10.23	$9.89
Total Return(c):	(1.78)%	(0.98)%	5.13%	(0.30)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$3,530	$3,486	$2,226	$63
Average net assets (000)	$3,635	$3,009	$880	$16
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.45%	1.45%	1.45%	1.45%	(e)
Expenses before waivers and/or expense reimbursement	1.99% (f)	1.64%	1.69%	1.82%	(e)
Net investment income (loss)	1.47%	0.98%	1.08%	1.03%	(e)
Portfolio turnover rate(g)(h)	172%	314%	224%	535%	(i)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Effective August 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(g)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(i)	Not annualized.

See Notes to Financial Statements.

90

Class R Shares
	Year Ended July 31,			February 17, 2015(a) through July 31,
	2018	2017	2016	2015
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.99	$10.23	$9.88	$9.99
Income (loss) from investment operations:
Net investment income (loss)	0.20	0.15	0.16	0.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.34)	(0.20)	0.41	(0.09)
Total from investment operations:	(0.14)	(0.05)	0.57	(0.02)
Less Dividends and Distributions:
Dividends from net investment income	(0.22)	(0.19)	(0.19)	(0.09)
Tax return of capital distributions	-	-	(0.03)	-
Total dividends and distributions	(0.22)	(0.19)	(0.22)	(0.09)
Net asset value, end of period	$9.63	$9.99	$10.23	$9.88
Total Return(c):	(1.39)%	(0.48)%	5.81%	(0.16)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$15	$11	$11	$10
Average net assets (000)	$13	$10	$10	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.95%	0.95%	0.95%	0.95%	(e)
Expenses before waivers and/or expense reimbursement	113.11% (f)	1.40%	1.52%	1.64%	(e)
Net investment income (loss)	1.99%	1.46%	1.66%	1.56%	(e)
Portfolio turnover rate(g)(h)	172%	314%	224%	535%	(i)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Effective August 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(g)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(i)	Not annualized.

See Notes to Financial Statements.

PGIM Core Bond Fund	91

Financial Highlights (continued)

Class Z Shares
	Year Ended July 31,				Nine Months Ended July 31,		Year Ended October 31,
	2018(a)	2017(a)	2016(a)	2015(a)(b)	2014(c)		2013
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$9.99	$10.23	$9.88	$10.13	$10.30		$10.85
Income (loss) from investment operations:
Net investment income (loss)	0.24	0.19	0.21	0.19	0.17		0.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.33)	(0.19)	0.40	(0.19)	(0.07)		(0.40)
Total from investment operations:	(0.09)	-	0.61	-	0.10		(0.15)
Less Dividends and Distributions:
Dividends from net investment income	(0.27)	(0.24)	(0.23)	(0.25)	(0.21)		(0.22)
Tax return of capital distributions	-	-	(0.03)	-	-		-
Distributions from net realized gains	-	-	-	-	(0.06)		(0.18)
Total dividends and distributions	(0.27)	(0.24)	(0.26)	(0.25)	(0.27)		(0.40)
Net asset value, end of period	$9.63	$9.99	$10.23	$9.88	$10.13		$10.30
Total Return(d):	(0.90)%	0.02%	6.32%	(0.02)%	1.01%		(1.41)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$101,369	$82,297	$96,978	$103,725	$124,058		$131,981
Average net assets (000)	$84,455	$113,324	$93,861	$114,825	$127,349		$149,452
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.45%	0.45%	0.45%	0.61%	0.77%	(f)	0.71%
Expenses before waivers and/or expense reimbursement	0.52% (g)	0.61%	0.75%	0.78%	0.77%	(f)	0.71%
Net investment income (loss)	2.48%	1.89%	2.15%	1.88%	2.22%	(f)	2.33%
Portfolio turnover rate(h)(i)	172%	314%	224%	535%	234%	(j)	193%

(a)	Calculated based on average shares outstanding during the period.
(b)	Class T shares were renamed Class Z shares effective February 17, 2015.
(c)	For the nine month period ended July 31, 2014. The Trust changed its fiscal year end from October 31 to July 31, effective July 31, 2014.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)	Effective August 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(h)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(i)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(j)	Not annualized.

See Notes to Financial Statements.

92

Class R6 Shares
	Year Ended July 31,			February 17, 2015(a) through July 31,
	2018	2017	2016	2015
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.99	$10.23	$9.88	$9.99
Income (loss) from investment operations:
Net investment income (loss)	0.25	0.22	0.21	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.32)	(0.22)	0.40	(0.08)
Total from investment operations:	(0.07)	-	0.61	0.01
Less Dividends and Distributions:
Dividends from net investment income	(0.28)	(0.24)	(0.23)	(0.12)
Tax return of capital distributions	-	-	(0.03)	-
Total dividends and distributions	(0.28)	(0.24)	(0.26)	(0.12)
Net asset value, end of period	$9.64	$9.99	$10.23	$9.88
Total Return(c):	(0.74)%	0.07%	6.32%	0.06%

Ratios/Supplemental Data:
Net assets, end of period (000)	$290,530	$201,345	$11	$10
Average net assets (000)	$254,525	$83,714	$10	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.40%	0.40%	0.45%	0.45%	(e)
Expenses before waivers and/or expense reimbursement	0.45% (f)	0.53%	0.67%	0.75%	(e)
Net investment income (loss)	2.54%	2.22%	2.15%	2.05%	(e)
Portfolio turnover rate(g)(h)	172%	314%	224%	535%	(i)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Effective August 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(g)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(i)	Not annualized.

See Notes to Financial Statements.

PGIM Core Bond Fund	93

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

The Target Portfolio Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the fund listed in the Appendix (the Fund), including the schedule of investments, as of July 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended July 31, 2018, and the related notes (collectively, the financial statements) and the financial highlights for the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period ended July 31, 2018, and the financial highlights for the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2018, by correspondence with the custodians, transfer agents and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

September 18, 2018

94

Appendix A

PGIM Core Bond Fund (formerly Prudential Core Bond Fund)

PGIM Core Bond Fund	95

Income Tax Information (unaudited)

For the tax year ended July 31, 2018, the Fund reports 87.47% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2019, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the Federal tax status of the distributions received by you in calendar year 2018.

We are required by Massachusetts, Missouri and Oregon to Inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the Mutual Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 7.51% of the dividends paid by the Fund qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

96

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding (60) Board Member Portfolios Overseen: 91	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon (66) Board Member Portfolios Overseen: 91	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

Linda W. Bynoe (66) Board Member Portfolios Overseen: 91	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

PGIM Core Bond Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Barry H. Evans (57) Board Member Portfolios Overseen: 90	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (since 2011); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein (61) Board Member & Independent Chair Portfolios Overseen: 91	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgiminvestments.com

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick (56) Board Member Portfolios Overseen: 90	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008); Independent Director Kabbage, Inc. (since July 2018) (financial services).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company); Independent Director, Kabbage, Inc. (since July 2018) (financial services).	Since September 2017

Michael S. Hyland, CFA (72) Board Member Portfolios Overseen: 91	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Richard A. Redeker (75) Board Member Portfolios Overseen: 91	Retired Mutual Fund Senior Executive (50 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.	Since October 1993

PGIM Core Bond Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Brian K. Reid (56)# Board Member Portfolios Overseen: 90	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

# Mr. Reid joined the Board effective as of March 1, 2018.

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker (55) Board Member & President Portfolios Overseen: 91	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Visit our website at pgiminvestments.com

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin (45) Board Member & Vice President Portfolios Overseen:91	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Grace C. Torres* (59) Board Member Portfolios Overseen: 90	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

PGIM Core Bond Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (63) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

Chad A. Earnst (43) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and PGIM Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Dino Capasso (44) Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Deborah A. Docs (60) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2004

Jonathan D. Shain (60) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo (43) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Andrew R. French (55) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Charles H. Smith (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since January 2017

Brian D. Nee (52) Treasurer and Principal Financial and Accounting Officer	Vice President and Head of Finance of PGIM Investments LLC (since August 2015) and PGIM Global Partners (since February 2017); formerly, Vice President, Treasurer’s Department of Prudential (September 2007-August 2015).	Since July 2018

Peter Parrella (60) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

Lana Lomuti (51) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin (57) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014

Kelly A. Coyne (50) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

PGIM Core Bond Fund

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreement

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Core Bond Fund (the “Fund”)1 consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit, and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all the Independent Trustees, met on June 7, 2018 and on June 19-21, 2018 and approved the renewal of the agreements through July 31, 2019, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and, where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser and, as relevant, its affiliates the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout

[1]	PGIM Core Bond Fund is a series of The Target Portfolio Trust.

PGIM Core Bond Fund

Approval of Advisory Agreement (continued)

the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7, 2018 and on June 19-21, 2018.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and

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responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income, and the sub-subadvisory services provided by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board noted that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2017 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared

PGIM Core Bond Fund

Approval of Advisory Agreement (continued)

with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2017.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2017. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

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The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also may have provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Gross Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	3rd Quartile	4th Quartile	2nd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-, three-, and ten-year periods, though it underperformed over the five-year period.
•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps the Fund’s annual operating expenses at 0.70% for Class A shares, 1.45% for Class C shares, 0.40% for Class R6 shares, 0.95% for Class R shares, and 0.45% for Class Z shares through November 30, 2018.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Core Bond Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Trustees has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website at www.sec.gov.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Brian D. Nee, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Chad A. Earnst, Chief Compliance Officer • Deborah A. Docs, Secretary • Dino Capasso, Vice President and Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Core Bond Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM CORE BOND FUND

SHARE CLASS	A	C	R	Z	R6*
NASDAQ	TPCAX	TPCCX	TPCRX	TAIBX	TPCQX
CUSIP	875921769	875921751	875921736	875921801	875921744

*Formerly known as Class Q

MF226E

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended July 31, 2018 and July 31, 2017, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $135,361 and $163,898 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings. In addition to the above, $18,000 of audit fees billed by KPMG were paid by PGIM Investments, LLC and/or its affiliates for the fiscal year ended July 31, 2017.

(b) Audit-Related Fees

For the fiscal years ended July 31, 2018 and July 31, 2017: none.

(c) Tax Fees

For the fiscal years ended July 31, 2018 and July 31, 2017: none.

(d) All Other Fees

For the fiscal years ended July 31, 2018 and July 31, 2017: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
◾	Federal, state and local income tax compliance; and,
◾	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments LLC and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended July 31, 2018 and July 31, 2017: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended July 31, 2018 and July 31, 2017 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a) (1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Target Portfolio Trust

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	September 18, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	September 18, 2018

By:	/s/ Brian D. Nee
Brian D. Nee
Treasurer and Principal Financial and Accounting Officer

Date:	September 18, 2018